UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Highland Opportunistic Credit Fund

Annual Report

June 30, 2016

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Highland Opportunistic Credit Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland Long/Short Equity Fund

Highland Long/Short Equity Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2016	-4.99%	-10.23%	-5.65%	-6.55%	-4.67%	n/a
Five Year	3.57%	2.39%	2.89%	2.89%	3.88%	n/a
Since Inception: (December 5, 2006)	3.78%	3.17%	3.15%	3.15%	4.11%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 3.62%, Class C 4.27%, Class Z 3.27%. Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has contractually agreed to waive 1.25% of the Fund’s management fee. The fee waiver will continue through at least October 31, 2016. Total net operating expenses including the fee waiver and excluding dividends on short sales are Class A 1.82%, Class C 2.45%, Class Z 1.45%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland Long/Short Equity Fund

Manager’s Discussion

The Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities. Since inception, the Fund’s Class Z shares have returned 4.11% vs a 6.47% return for the S&P 500, but has shown much less volatility over that time period. The fund has been able to generate nearly 2/3 of the return of the S&P 500 with a beta of only 0.32, which shows the solid risk-adjusted returns the fund has been able to generate over longer periods of time.

The top five contributors to performance for the Fund for fiscal year 2016 were Facebook, Amazon, H&R Block, Royal Caribbean Cruises, and VCA. The Fund’s top five detractors were CIT Group, Valeant, ClubCorp, Norwegian Cruise Line, and Apple.

The US equity market is near its all-time high, yet for most stocks this is not the case. For the first six months of the calendar year, the Telecom and Utility sectors were up 24 and 23%, respectively, while the Bank index was down 10%. These returns would make sense if there was a pending recession, yet we do not see that on the horizon. The US economy is recovering and we believe that both the energy and industrial sectors should begin to see positive growth again in the second half of 2016, as both of these sectors were in the throes of a major downturn last year. This should be a solid tailwind for the economy’s growth rates as we move through the rest of this calendar year. This will likely put pressure on the Fed to raise rates. At the same time the US 10-year bond trades at a 1.50% yield while 10-year rates in Japan, Germany and Switzerland are negative. Central Banks around the world have experimented with new monetary policies including negative rates and buying equity ETFs and corporate bonds. These policies are raising concerns and causing many investors to hunt for yield outside of traditional fixed income assets. This continues to create demand for higher dividend yielding equities and is driving many of the cross currents we are seeing in the markets.

Given the situation in Europe around Brexit and what that could mean for the viability of the Euro/European Union, as well as the undeniable slowdown in China, the US remains a safe haven. The US Presidential Election is only 3 months away and despite the rhetoric from both candidates, we believe that the US will remain an attractive place to invest in this environment regardless of whoever wins. Despite this, we expect increased volatility as the market begins to focus more on the election as we move through the third quarter of 2016. We continue to focus on our fundamental bottoms-up investment process. We believe we are finding great opportunities in those companies undergoing fundamental change or company-specific catalysts. Additionally, we continue to allocate capital to those high quality companies that can compound earnings in a lower growth environment. We are committed to preserving and growing our investors capital and will continue to work tirelessly to generate strong risk-adjusted returns.

Beta measures the Fund’s sensitivity to market movements; beta greater than 1 is more volatile than the market; beta less than 1 is less volatile than the market.

The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. The total return index series reflects both ordinary and special dividends. Investors cannot invest directly into an index.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland Long/Short Healthcare Fund

Highland Long/Short Healthcare Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2016	-26.03%	-30.08%	-26.37%	-27.08%	-25.75%	n/a
Five Year	0.28%	-0.85%	-0.34%	-0.34%	0.67%	n/a
Since Inception: (May 5, 2008)	4.95%	4.22%	4.35%	4.35%	5.31%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 2.70%, Class C 3.38%, Class Z 2.32%. Total net operating expenses for each class excluding dividends on short sales are Class A 1.85%, Class C 2.51%, Class Z 1.50%, Class Z 1.45%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland Long/Short Healthcare Fund

Performance Overview

The table below presents the average annual returns for the Highland Long/Short Healthcare Fund Class Z (the “Fund”), the Morningstar Long/Short Equity Category, and the S&P 500 Total Return Index (the “S&P 500”).1

	Annualized Returns[2]
Investment	1-year	5-year	Since Inception[3]
Highland Long/Short Healthcare Z	-25.75%	0.67%	5.31%
US OE Long-Short Equity	-5.01%	3.06%	0.84%
S&P 500 TR USD	3.99%	12.10%	10.45%
S&P 500 Sec/Health Care TR USD	-2.02%	17.29%	11.96%

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions
[2]	Return calculated without sales charge. Sales charge does not apply to Class Z shares.
[3]	Since 5/5/2008

Manager’s Discussion

Over the past twelve months, Healthcare experienced it’s most painful drawdown in roughly fifteen years with several forces contributing to the sell-off. And while strong fundamentals have helped to normalize sector returns in recent months, Healthcare equities, expressed as an equal-weight index, remain down 36% from their 52-week high through June 30, 2016. The sell-off was not felt equally throughout the industry as small-cap companies, the high-flying Biotechnology sector, and Pharmaceutical companies performed far worse. On average, small-cap companies, Biotechnology, and Pharmaceuticals fell 42%, 49% and 40%, respectively, from their 52-week highs through the end of June 2016.

The sell-off began last summer. Through late July 2015, the S&P 500 Healthcare index, up 13.5%, looked to be continuing its run as one of the best-performing sectors over the past few years. Following a slew of Healthcare specific negative catalysts and mounting concerns over global growth slowing, continued weakness in oil prices, and disparate central bank policy, Healthcare found itself down 5% through the end of September. That is nearly a 20% drawdown in two months. The closely watched Biotechnology sector experienced an even more painful drawdown over this short period, falling 27%. The match that lit the fire was Democratic Presidential nominee Hillary Clinton’s Healthcare plan and attack on the Biotechnology and Pharmaceutical industries over drug pricing practices. While we believe that the political risk is mainly noise, the uncertainty and disparate technical pressure that ensued was painful for the industry. In our eyes, Healthcare got caught up in a broad equity sell-off initiated by hedge funds attempting to reduce risk by drastically reducing gross exposures, large mutual fund outflows, and other technical ‘risk-off’ sell signals.

In addition to the confluence of technical factors and indiscriminate selling, valuation multiples contracted significantly. After trading at a premium to the S&P for nearly three years following a period of multiple expansion, Healthcare P/E multiples contracted four turns from 19x to 15.1x NTM P/E during the fourth quarter of 2015. This multiple contraction resulted in healthcare trading at a discount to the S&P 500. Secondly, investors began calling into question the health of Healthcare company balance sheets as the overall situation within U.S. credit, and particularly High Yields markets worsened. Healthcare Facilities & Services companies were hit harder than most. These businesses traditionally use more leverage as they tend to produce consistent revenue. As a style factor, those companies with higher leverage significantly underperformed their peers. In our view the concern by investors regarding healthcare company balance sheets is misplaced.

Exacerbating these macro headwinds that faced the sector were negative company and industry specific stories, primarily the sudden fall from grace of Valeant Pharmaceuticals. During the twelve months ending June 30, 2016, Valeant declined 90% in reaction to news headlines about egregious drug pricing practices, threats of a congressional investigation into drug price increases and patient assistance programs, and a “short” report published by Citron Research claiming that the company was the “the next Enron” by pursuing fraudulent accounting practices such as “stuffing the channel” using a specialty pharmacy entity called Philidor. The conversation around drug pricing practices led to greater scrutiny for the entire Pharmaceutical industry. While it is unrealistic that a formal price control mechanism will be enacted due to requiring a Congressional act, this issue will likely remain an overhang for the industry in the future.

Portfolio Discussion

The Fund gets its return from two places: returns from the market (beta) and returns from stock selection (alpha). The majority of the Fund’s returns in recent years have come from stock selection, or alpha generation. In fact, the Fund’s alpha of 3.4 ranks

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

June 30, 2016	Highland Long/Short Healthcare Fund

it 3rd in the Morningstar Long/Short Healthcare category over the three year period compared to the Long/Short category average of -3.3. This recent environment has been a ‘perfect storm’ where both returns from market returns and stock selection have been challenging. Healthcare is historically one of the least correlated sectors in the S&P 500; its constituents share extremely low correlation to one another. Over the majority of the last year, stock-on-stock correlations within healthcare have been at extremely high levels, meaning that stocks have all behaved the same way. When everything moves down with the market, for example, the ability to generate returns from market exposure and stock picking are lost.

While fundamentals get overlooked during periods like this, we believe the fundamentals for the Healthcare industry and the Biotechnology sector in particular remain very strong. The Healthcare sector has grown earnings year over year for the past 20 years, including 2015, through recessions, political regime changes and meaningful legislation like the Affordable Care Act. Healthcare earnings are driven by demographics, inflation and utilization of products and services by individuals in medical need. These trends are by nature more durable, defensive, and less exposed to the economic cycle or commodity risk.

Looking at demographics, approximately 70 million American baby boomers will cusp the age of 65 between 2011 and 2029, or approximately 10,000 per day. Over the last three decades, the population over the age of 90 has tripled and is expected to quadruple over the next three decades. Annual per capita healthcare spending is almost 4 times higher for individuals aged 65+ compared to individuals aged 64 and younger – individuals aged 65+ consume approximately $18,000 in healthcare services per year vs. $4,900 for individuals 64 and younger. With an aging population consuming more healthcare services comes rising healthcare costs. Healthcare prices have risen by almost double the baseline GDP growth rate since 1970. And with increased access to insurance from the Affordable Care Act, along with an aging population and an increase in disease being diagnosed, overall healthcare utilization rates will march higher.

As we’ve touched on briefly, political uncertainty has been a disruption to healthcare companies for the better part of the last year. As we near closer to the end of the 2016 presidential campaign trail, candidate certainty will provide a view into the potential winners and losers within the healthcare sector. With this understanding, we have identified several key themes that we believe will benefit the portfolio moving forward, including: the transition of payment models from a Fee-for-Service model to one of Bundled and Value-Based payments; increasing patient volumes to lower cost settings of care such as Ambulatory Surgery Centers and away from higher cost settings; precision medicine for targeted therapies within Biotechnology; and the expansion of coverage to freestanding inpatient psychiatric facilities, given attitudinal shifts among many key demographics and the repeal of the IMD Exclusion.

While recent performance has been poor, the backdrop for the Healthcare industry has been historically unprecedented. As a manager, we try to put things into perspective rather than judging ourselves over short periods of time. We believe the strong performance to close out the first half of 2016 will continue as the team’s disciplined approach and patience in several high conviction themes will continue to recover. We strongly value our investors’ input and endeavor to be as communicative and transparent about our strategy and the exciting opportunity that we see in Healthcare.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

The Morningstar Long/Short Category Average is an average monthly return of all funds in the Morningstar Long/Short Equity Category, including the Fund. The Long/Short category includes funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. The total return index series reflects both ordinary and special dividends. Investors cannot invest directly into an index.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland Floating Rate Opportunities Fund

Highland Floating Rate Opportunities Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2016	-5.96%	-9.21%	-6.43%	-7.31%	-5.77%	n/a
Five Year	4.80%	4.07%	4.28%	4.28%	5.14%	n/a
Ten Year	0.44%	0.08%	-0.07%	-0.07%	0.77%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

*	Effective June 13, 2011, the Highland Floating Rate Fund and Highland Floating Rate Advantage Fund merged to form the Highland Floating Rate Opportunities Fund. The performance data presented above reflects that of Highland Floating Rate Advantage Fund, the Predecessor Fund, for periods prior to June 13, 2011.

A significant portion of the Fund’s performance for the period was attributable to the performance of the Fund’s equity investments. No assurance can be given that the Fund’s equity investments will perform similarly in the future.

Fees and Expenses: The total annual operating expenses of the Fund are Class A 1.73%, Class C 2.23%, Class Z 1.38%. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.95% of average daily net assets of the Fund. The expense cap will continue through at least October 31, 2016. Total net operating expenses for each class after reimbursement and excluding dividends on short sales are Class A 1.45%, Class C 1.95%, Class Z 1.10%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland Floating Rate Opportunities Fund

Performance Overview

For the twelve month period ended June 30, 2016, the Fund’s Class Z Shares had a net return of (5.77)%. Over the same period, the Morningstar Bank Loan Category had a net return of 0.30% and the fund’s benchmark Credit Suisse Leveraged Loan Index (the “Index”) had a gross return of 0.93%. As of June 30, 2016, the Fund was invested in 114 borrowers generating a 30-day SEC Yield of 6.58%. The weighted average loan price in the portfolio was $94.53 and the average price of CLO debt was $75.99. In terms of credit quality, from a ratings perspective the Fund was allocated to 8.3% BBB, 33.7% BB, 31.7% B, 8.0% CCC, 11.6% Not-Rated, and 6.8% Equity.

Manager’s Discussion

The twelve months ending June 30, 2016 mirrored the prior year with weakness in the first-half of the fiscal calendar year followed by a second-half rally. Continued concerns regarding global growth, commodity price volatility, and uncertainty around Fed policy applied pressure on leveraged loans and risk assets more broadly from July 2015 through February of 2016. The Fund’s allocation to CLO debt and distressed and special situation credits underperformed in this downdraft. While these results were disappointing, we believed much of the move down was macro-driven as opposed to anything fundamental at the individual company or asset level. These macroeconomic market concerns eventually faded following a mid-February trough and risk markets normalized as significant bid interest reemerged. In loans, a lack of new money supply combined with above average cash balances and cash from coupon payments created a supportive technical. Price levels legged lower in the aftermath of the United Kingdom voting to leave the EU at the end of June before a substantial post-Brexit rally ensued the following month. In this backdrop, the Fund’s allocation to CLO debt and special situation credits reversed-trend and outperformed the broader loan market. The average bid for the Index began the period at $96.72 and finished the twelve month period ending June 30, 2016 at $92.85. The default rate by principal amount grinded higher year-over-year to 1.97% from 1.24% in the prior year while remaining low versus a historical average of 3.10%. Commodity and energy related credits dominated default activity.

Despite the more recent downside volatility related to our CLO debt and special situation credit allocation, we believe over the long term these allocations can produce attractive risk adjusted returns to help drive outperformance versus the broader bank loan category. Away from unforeseen exogenous shocks, we would expect to see continued modest domestic GDP growth which should be enough to sustain revenue and cash flow growth at portfolio companies. This combined with low borrowing costs and a relatively benign default environment should provide on-going support for credit into the foreseeable future. With negative interest rates in other parts of the world, U.S. credit may be viewed quite favorably from both a fundamental and valuation perspective. As the credit cycle matures, the Fund will place increasing emphasis on defensive positioning. Overall, we believe the outlook for U.S. bank loans remains fundamentally positive. Moreover, we believe loans remain attractive versus other credit alternatives given the seniority, security, and floating rate nature of the asset class and as such should be a long term allocation to any diversified fixed income portfolio.

The Morningstar Bank Loan Category Average includes funds that invest primarily in floating-rate bank loans instead of bonds. In exchange for their credit risk, they offer high interest payments that typically float above a common short-term benchmark.

The Credit Suisse (CS) Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leverage loan market. The index inception is January 1992. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period. Unlike the Fund, the index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in to the index.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland Opportunistic Credit Fund

Highland Opportunistic Credit Fund - Class Z

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2016	-19.68%	-22.46%	-20.16%	-20.87%	-19.43%	n/a
Five Year	5.77%	5.03%	5.51%	5.51%	5.88%	n/a
Ten Year	3.97%	3.60%	3.85%	3.85%	4.03%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 2.14%, Class C 2.62%, Class Z 1.79%. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commotions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of average daily net assets of the Fund. The expense cap will continue through at least October 31, 2016. Total net operating expenses for each class after reimbursement are: Class A 1.53%, Class C 2.01%, Class Z 1.18%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

[1]	Effective July 1, 2014, the Highland Special Situations Fund (the “Predecessor Fund”) was reorganized into the Highland Opportunistic Credit Fund (the “Fund”). The Predecessor Fund was a closed-end fund whose shares were privately offered. The Class Z performance information shown for periods prior to July 1, 2014 is that of the Predecessor Fund. The returns of the Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that classes have different expenses. The Predecessor Fund was managed by the same Adviser with the same investment objective and substantially similar investment strategies as the Fund. Mr. Dondero, a current portfolio manager of the Fund, also managed the Predecessor Fund since its inception on May 18, 2015.

8	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland Opportunistic Credit Fund

Performance Overview

For the twelve month period ended June 30, 2016, the Highland Opportunistic Credit Fund’s(the “Fund”) Class Z Shares returned -19.43%.¹ For the same period, the Barclays U.S. Aggregate Bond Index returned 6.00% and the Morningstar Nontraditional Bond Category average returned 0.19%.

Manager’s Discussion

For the twelve months ended June 30, 2016, the nontraditional bond category, alongside other risk-asset classes, experienced a high level of volatility. Most notably, a significant draw down in the first quarter of calendar year 2016, followed by a significant rally in the subsequent quarter. This risk-asset volatility was driven largely by a myriad ofmacro factors: persistent downward pressure in commodity prices, signs of slow economic activity both in the United States and abroad, as well as a surprise exit by the United Kingdom from the European Union. Higher quality credit held up reasonably well throughout the period, as most of the underperformance during January and February was driven by a selloff in lower quality loans and bonds as credit investors and hedge funds reduced risk. For the twelve month period, BB loans, B loans, and CCC loans returned 1.96%, 0.61%, and -1.42% respectively. Because we did not think we were entering an economic recession in the near-term, we felt this “risk-off” period created attractive yields and/or valuations for the Fund’s portfolio. As such, we maintained our risk posture through the cycle while also opportunistically adjusting positions across issuers and themes to benefit from the dislocation in valuations.

As of June 30, 2016, the Fund’s portfolio composition consisted of 46.6% performing credit (loans, high yield bonds and CLO debt), 37.8% stressed/distressed credit and 15.6% equity (primarily post-reorg and yield-oriented equities, i.e. MLPs). Our five key “alpha” themes made up 67.6% of the portfolio, including 18.7% CLOs, 18.0% energy dislocation, 14.0% electricity generation, 13.6% businesses in transition and 3.3% situational media — across 66 active positions. Consistent with our desire to opportunistically add exposure in the face of market weakness, we added to our key themes selectively on weakness.

Despite the rally in the second quarter of calendar year 2016, we remain convinced that the positions in the Fund’s portfolio provide a compelling balance of risk and reward. With the persistent reach for yield, many corporate credits provide asymmetric risk profiles. The Fund’s portfolio and our investment process, however,are more biased toward idiosyncratic, fundamental outcomes. Therefore, we believe the Fund’s portfolio can generate additional performance despite current valuations at the broad market level. We remain mindful of our place in the credit cycle and plan to continue balancing the Fund’s portfolio between higher current yield, performing credit and stressed/distressed opportunities in the marketplace.

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of more than 1 year. It is not possible to invest directly in an index. The returns of each index do not reflect the actual cost of investing in the instruments that comprise it.

The Morningstar Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe.

Annual Report	9

FUND PROFILE (unaudited)

Highland Long/Short Equity Fund

Objective

Highland Long/Short Equity Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of June 30, 2016

$661.2 million

Portfolio Data as of June 30, 2016

The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/2016 (%)(1)(2)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	17.4	(7.0)	10.4
Consumer Staples	6.5	—	6.5
Energy	6.6	(4.1)	2.5
Financial	8.8	(7.2)	1.6
Healthcare	10.3	(1.2)	9.1
Industrials	6.0	(4.4)	1.6
Information Technology	24.1	(3.0)	21.1
Materials	3.5	(0.4)	3.1

Top 5 Holdings as of 06/30/2016 (%)(1)(2) Long Securities		Short Securities
CDK Global, Inc.	4.2	SPDR S&P 500 ETF Trust	(4.3)
Facebook, Inc.	4.1	WW Grainger, Inc.	(1.3)
VCA, Inc.	3.9	Expeditors International of Washington, Inc.	(1.3)
Pinnacle Foods, Inc.	3.9	JB Hunt Transport Services, Inc.	(1.2)
Dollar General Corp.	3.7	Starbucks Corp.	(1.2)

The Fund’s investment activities, such as short sales which involve unlimited loss potential, involve a significant degree of risk. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to the financial statement’s footnote 8, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investments in investment companies purchased with uninvested cash and cash collateral from securities lending.

10	Annual Report

FUND PROFILE (unaudited)

Highland Long/Short Healthcare Fund

Objective

Highland Long/Short Healthcare Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2016

$298.2 million

Portfolio Data as of June 30, 2016

The information below provides a snapshot of Highland Long/Short Healthcare Fund at the end of the reporting period. Highland Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/2016 (%)(1)(2)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	—	(0.7)	(0.7)
Exchange-Traded Funds	0.9	—	0.9
Financial	2.8	(2.3)	0.5
Healthcare: Biotechnology	17.8	(13.4)	4.4
Healthcare Distributors	—	(0.6)	(0.6)
Healthcare Equipment	18.3	(7.0)	11.3
Healthcare Facilities	11.3	(2.1)	9.2
Healthcare Services	12.1	(4.3)	7.8
Healthcare Supplies	2.0	(0.7)	1.3
Healthcare Technology	1.3	(0.8)	0.5
Industrials	—	(0.4)	(0.4)
Information Technology	—	(1.6)	(1.6)
Life Sciences Tools & Services	10.7	(4.5)	6.2
Managed Healthcare	10.6	—	10.6
Pharmaceuticals	11.1	(11.3)	(0.2)
Purchased Options	0.3	—	0.3

Top 5 Holdings as of 06/30/2016 (%)(1)(2) Long Securities		Short Securities
UnitedHealth Group, Inc.	3.9	Zimmer Holdings, Inc.	(3.0)
Medivation, Inc.	3.7	Taro Pharmaceutical Industries, Ltd.	(2.8)
ICON PLC	3.4	Quintiles Transnational Holdings, Inc.	(2.5)
Nevro Corp.	3.3	Mylan NV	(2.3)
Crimson Merger Sub, Inc.	3.2	iShares Russell 2000 Index Fund, ETF	(2.3)

The Fund’s investment activities, such as short sales which involve unlimited loss potential, involve a significant degree of risk. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.

Please refer to the financial statement’s footnote 8, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investments in investment companies purchased with uninvested cash and cash collateral from securities lending.

Annual Report	11

FUND PROFILE (unaudited)

Highland Floating Rate Opportunities Fund

Objective

Highland Floating Rate Opportunities Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2016

$677.5 million

Portfolio Data as of June 30, 2016

The information below provides a snapshot of Highland Floating Rate Opportunities Fund at the end of the reporting period. Highland Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time.

Floating rate loan investments present special financial risks. Defaults on the loans, nonpayment and prepayment of principal could affect the valuation of the portfolio’s holdings. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund’s ability to invest in high-yield debt securities (or junk securities) generally subjects the Fund to greater risk. The use of leverage involves certain risks, such as greater volatility of the NAV of the Fund’s shares and the nonpayment of dividends.

Quality Breakdown as of 06/30/2016 (%)(1)(2)
BBB	8.9
BB	36.2
B	33.5
CCC or Lower	8.8
Not Rated	12.6

Top 5 Sectors as of 06/30/2016 (%)(2)
Healthcare	14.2
Financial	12.8	(3)
Service	11.9
Media & Telecommunications	11.9
Utility	7.6

Top 10 Holdings as of 06/30/2016 (%)(2)
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	5.8
CCS Medical, Inc.	3.8
Weight Watchers International, Inc. 4.00%, 04/02/20 (U.S. Senior Loans)	3.1
Texas Competitive Electric Holdings Co. LLC 4.93%, 10/10/17 (U.S. Senior Loans)	2.3
LLV Holdco LLC 5.00%, 02/28/17 (U.S. Senior Loans	1.5
JC Penney Corp., Inc. 5.25%, 06/23/23 (U.S. Senior Loans)	1.5
BWAY Holding Co., Inc. 5.52%, 08/14/20 (U.S. Senior Loans)	1.5
National Financial Partners Corp. 4.50%, 07/01/20 (U.S. Senior Loans)	1.5
Russell Investment Group 6.75%, 06/01/23 (U.S. Senior Loans)	1.5
Alere, Inc. 4.25%, 06/18/22 (U.S. Senior Loans)	1.5

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to the financial statement’s footnote 8, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Quality is calculated as a percentage of total senior loans, collateralized loan obligations and corporate bonds & notes. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Excludes the Fund’s investments in investment companies purchased with uninvested cash and cash collateral from securities lending.

(3)	Includes Collateralized Loan Obligations.

12	Annual Report

FUND PROFILE (unaudited)

Highland Opportunistic Credit Fund

Objective

Highland Opportunistic Credit Fund (the “Fund”) seeks to achieve high total returns while minimizing losses.

Net Assets as of June 30, 2016

$59.5 million

Portfolio Data as of June 30, 2016

The information below provides a snapshot of Highland Opportunistic Credit Fund at the end of the reporting period. Highland Opportunistic Credit Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 06/30/2016 (%)(1)
BBB	4.5
BB	14.9
B	39.8
CCC or Lower	20.4
Not Rated	20.4

Top 5 Sectors as of 06/30/2016 (%)(2)(3)
Financial	21.8	(4)
Energy	19.9
Utility	14.8
Media & Telecommunications	8.1
Retail	5.4

Top 10 Holdings as of 06/30/2016 (%)(2)(3)
Texas Competitive Electric Holdings Co. LLC 4.93%, 10/10/17 (U.S. Senior Loans)	8.6
Toys ‘R’ Us-Delaware, Inc. 9.75%, 04/24/20 (U.S. Senior Loans)	4.2
Chief Exploration & Development LLC 7.50%, 05/16/21 (U.S. Senior Loans)	3.6
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 6.02%, 06/15/26 (Corporate Bonds & Notes)	3.5
Fieldwood Energy LLC 8.38%, 09/30/20 (U.S. Senior Loans)	3.2
Euramax International, Inc. (Common Stocks)	3.1
Westchester CLO, Ltd. 4.94%, 08/01/22 (Collateralized Loan Obligations)	2.8
TerreStar Corporation (Common Stocks)	2.7
Limerock CLO II, Ltd. 5.13%, 04/18/26 (Collateralized Loan Obligations)	2.7
Weight Watchers International, Inc. 4.00%, 04/02/20 (U.S. Senior Loans)	2.6

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to the financial statement’s footnote 8, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Quality is calculated as a percentage of total senior loans, collateralized loan obligations and corporate bonds & notes. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Top 5 Sectors and Top 10 Holdings tables are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investments in investment companies purchased with uninvested cash and cash collateral from securities lending.

(4)	Includes Collateralized Loan Obligations.

Annual Report	13

FINANCIAL STATEMENTS

June 30, 2016

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency, excluding restricted cash, provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

14	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2016	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks - 83.2%

CONSUMER DISCRETIONARY - 17.4%
21,217	Amazon.com, Inc. (a)(b)	15,183,309
12,007	AutoZone, Inc. (a)(b)	9,531,637
260,183	Dollar General Corp. (a)	24,457,202
146,700	Jack in the Box, Inc. (a)	12,604,464
117,921	Kate Spade & Co. (a)(b)	2,430,352
499,581	LKQ Corp. (a)(b)	15,836,718
287,240	Lowe’s Cos., Inc. (a)	22,740,791
174,404	Newell Brands, Inc.	8,470,802
136,900	Skechers U.S.A., Inc., Class A (a)(b)	4,068,668

		115,323,943

CONSUMER STAPLES - 6.5%
121,401	Kellogg Co.	9,912,392
86,130	Kraft Heinz Co. (The) (a)	7,620,782
552,830	Pinnacle Foods, Inc. (a)	25,590,501

		43,123,675

ENERGY - 6.6%
65,300	Concho Resources, Inc. (a)(b)	7,788,331
231,380	Continental Resources, Inc. (b)(c)	10,474,573
471,700	Memorial Resource Development Corp. (a)(b)	7,490,596
116,459	Pioneer Natural Resources Co. (a)	17,609,765

		43,363,265

FINANCIAL - 8.8%
506,700	American Capital, Ltd. (a)(b)(c)	8,021,061
271,304	CIT Group, Inc. (a)	8,657,311
269,341	E*TRADE Financial Corp. (a)(b)	6,326,820
117,207	Extra Space Storage, Inc., REIT (a)	10,846,336
262,300	Fidelity & Guaranty Life (c)	6,080,114
393,000	Huntington Bancshares, Inc.	3,513,420
468,485	NorthStar Realty Finance Corp., REIT (a)	5,354,783
188,671	Ryman Hospitality Properties, REIT (a)	9,556,186

		58,356,031

HEALTHCARE - 10.3%
788,900	Boston Scientific Corp. (b)	18,436,593
32,200	Henry Schein, Inc. (a)(b)	5,692,960
70,000	Johnson & Johnson	8,491,000
274,200	Pfizer, Inc. (a)	9,654,582
384,246	VCA, Inc. (a)(b)	25,978,872

		68,254,007

INDUSTRIALS - 6.0%
487,458	Asciano, Ltd.	3,228,976
251,714	Beacon Roofing Supply, Inc. (a)(b)	11,445,435
384,500	CSX Corp. (a)	10,027,760
145,600	Kansas City Southern (a)	13,117,104
333,199	Pendrell Corp. (b)	168,099
66,349	XPO Logistics, Inc. (b)(c)	1,742,325

		39,729,699

INFORMATION TECHNOLOGY - 24.1%
55,700	Broadcom, Ltd. (a)	8,655,780
500,530	CDK Global, Inc. (a)	27,774,410

Shares		Value ($)
INFORMATION TECHNOLOGY (continued)
326,200	CommScope Holding Co., Inc. (a)(b)	10,121,986
71,500	EPAM Systems, Inc. (a)(b)	4,598,165
237,732	Facebook, Inc., Class A (a)(b)	27,168,013
267,000	Fortinet, Inc. (a)(b)	8,434,530
104,126	NXP Semiconductor NV (a)(b)	8,157,231
750,051	Opera Software ASA	6,040,055
722,847	Sabre Corp. (a)	19,365,071
127,648	salesforce.com, Inc. (a)(b)	10,136,527
29,052	Tyler Technologies, Inc. (a)(b)	4,843,259
325,430	Visa, Inc., Class A (a)(c)	24,137,143

		159,432,170

MATERIALS - 3.5%
34,788	Ball Corp.	2,514,852
524,700	Goldcorp, Inc. (a)	10,037,511
85,053	Vulcan Materials Co. (a)	10,236,979

		22,789,342

	Total Common Stocks (Cost $538,132,895)	550,372,132

Contracts

Purchased Call Options (d) - 0.0%
600	SPDR S&P 500 ETF Trust, Strike price $221.00, expires 08/19/2016	10,200

	Total Purchased Call Options (Cost $23,929)	10,200

Shares

Registered Investment Companies (e) - 3.0%
19,565,563	State Street Navigator Prime Securities Lending Portfolio	19,565,563

	Total Registered Investment Companies (Cost $19,565,563)	19,565,563

Cash Equivalents - 29.7%
196,324,305	State Street Institutional Liquid Reserves Fund	196,324,305

	Total Cash Equivalents (Cost $196,324,305)	196,324,305

Total Investments - 115.9%		766,272,200

(Cost $754,046,692)

Securities Sold Short (f) - (27.3)%

Exchange-Traded Funds - (8.2)%
104,148	Energy Select Sector SPDR Fund, ETF	(7,107,059)
85,000	Health Care Select Sector SPDR Fund, ETF	(6,096,200)
134,900	SPDR S&P 500 ETF Trust	(28,265,597)
196,001	SPDR S&P Oil & Gas Exploration & Production, ETF	(6,822,795)
139,850	SPDR S&P Retail, ETF	(5,868,106)

	Total Exchange-Traded Funds (Proceeds $53,083,338)	(54,159,757)

See accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Long/Short Equity Fund

Shares		Value ($)

Securities Sold Short (continued)

Common Stocks - (19.1)%

CONSUMER DISCRETIONARY - (6.1)%
38,547	L Brands, Inc.	(2,587,660)
62,800	McDonald’s Corp.	(7,557,352)
28,800	Netflix, Inc. (g)	(2,634,624)
28,000	O’Reilly Automotive, Inc. (g)	(7,590,800)
37,300	Polaris Industries, Inc.	(3,049,648)
1,600	Priceline.com, Inc. (g)	(1,997,456)
137,100	Starbucks Corp.	(7,831,152)
70,000	Walt Disney Co. (The)	(6,847,400)

		(40,096,092)

ENERGY - (2.0)%
1,090,228	Oil Search, Ltd.	(5,496,320)
176,850	Range Resources Corp.	(7,629,309)

		(13,125,629)

FINANCIAL - (2.9)%
244,744	Ares Capital Corp.	(3,475,365)
16,200	BlackRock, Inc.	(5,548,986)
515,105	NorthStar Asset Management Group, Inc.	(5,259,222)
34,875	PacWest Bancorp	(1,387,327)
34,576	Prosperity Bancshares, Inc.	(1,763,030)
79,550	Zions BanCorp.	(1,999,092)

		(19,433,022)

HEALTHCARE - (0.3)%
42,500	Mylan NV (g)	(1,837,700)

INDUSTRIALS - (4.4)%
169,150	Expeditors International of Washington, Inc.	(8,295,116)
100,800	JB Hunt Transport Services, Inc.	(8,157,744)
30,389	Lennox International, Inc.	(4,333,472)
37,900	WW Grainger, Inc.	(8,612,775)

		(29,399,107)

INFORMATION TECHNOLOGY - (3.0)%
51,300	ARM Holdings PLC, ADR	(2,334,663)
61,499	Check Point Software Technologies, Ltd. (g)	(4,900,240)
60,000	Cognizant Technology Solutions Corp., Class A (g)	(3,434,400)
99,087	GoDaddy, Inc., Class A (g)	(3,090,524)
25,000	MasterCard, Inc., Class A	(2,201,500)
35,000	Tableau Software, Inc., Class A (g)	(1,712,200)
42,100	TE Connectivity, Ltd.	(2,404,331)

		(20,077,858)

MATERIALS - (0.4)%
34,804	Ball Corp.	(2,515,981)

	Total Common Stocks (Cost $126,688,674)	(126,485,389)

	Total Securities Sold Short (Proceeds $179,772,012)	(180,645,146)

Other Assets & Liabilities, Net - 11.4%		75,596,370

Net Assets - 100.0%		661,223,424

(a)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $403,289,195.
(b)	Non-income producing security.
(c)	Securities (or a portion of securities) on loan. As of June 30, 2016, the market value of securities loaned was $23,413,295. The loaned securities were secured with cash and securities collateral of $23,993,171. Collateral is calculated based on prior day’s prices. See Note 4.
(d)	Options are shown at market value.
(e)	Represents investments of cash collateral received in connection with securities lending.
(f)	As of June 30, 2016, $56,579,992 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(g)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The Fund had the following futures contracts, brokered by Merrill Lynch, for which $314,815 was pledged as collateral, open at June 30, 2016:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Future:
Canadian Dollar Future	September 2016	31	$2,390,720	$(17,768)

Short Futures:
British Pound Future	September 2016	50	$(4,140,000)	$362,670
Swedish Krona Future	September 2016	19	(4,494,640)	161,037

				523,707

				$505,939

Written options contracts outstanding as of June 30, 2016 were as follows:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Allergan PLC	$340.00	August 2016	200	(6,800,000)	$133,657	$(1,000)

WRITTEN PUT OPTIONS:
EMC Corp.	$21.00	July 2016	2,500	(5,250,000)	$160,327	$(7,500)
SPDR S&P 500 ETF Trust	196.00	August 2016	850	(16,660,000)	154,631	(111,350)

					314,958	(118,850)

Total Written Options Contracts					$448,615	$(119,850)

16	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Long/Short Equity Fund

The Fund had the following swap contracts open at June 30, 2016:

	Underlying Instrument	Counter- party	Expira- tion Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Long Equity Index TRS	CVC	GSI	May 4, 2017	USD	$130,000	$0	$185,856	$185,856
	MEDAA.ST	GSI	June 8, 2017	SEK	275,000	0	52,569	52,569

Total Long Equity Index TRS								$238,425

Short Equity Index TRS	GSS2DPOS	GSI	May 6, 2017	USD	$(45,134)	$0	$157,547	$157,547
	GSSIAMGT	GSI	June 19, 2017		(25,200)	0	78,737	78,737
	MSXXTECH	MS	June 20, 2017		(155,000)	0	(33,000)	(33,000)
	MSXXIBHT	MS	June 20, 2017		(101,000)	0	32,899	32,899
	MSXXSEM	MS	June 20, 2017		(55,800)	0	27,605	27,605

Total Short Equity Index TRS								$263,788

Total Swap Contracts								$502,213

Glossary:

CVC	Cablevision Systems Corp.
GSS2DPOS	Data Processing Outsourcing Services
GSSIAMGT	Asset Management & Custody
MEDAA.ST	Meda AB
MSXXIBHT	Highland High Beta Technology
MSXXSEM	Highland Semiconductors
MSXXTECH	Highland Technology

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stock	$19,565,563	$19,565,563
Total Borrowings	19,565,563	19,565,563
Gross amount of recognized liabilities for securities lending transactions		$19,565,563

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

See accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO

As of June 30, 2016	Highland Long/Short Healthcare Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes (a) - 3.2%

HEALTHCARE - 3.2%

Healthcare Services - 3.2%
11,500,000	Crimson Merger Sub, Inc. 6.63%, 05/15/2022	9,516,250

	Total Corporate Bonds & Notes (Cost $10,144,726)	9,516,250

Foreign Corporate Bonds & Notes (a) - 2.4%

HEALTHCARE - 2.4%

Pharmaceuticals - 2.4%
9,000,000	Valeant Pharmaceuticals International, Inc. 6.13%, 04/15/2025	7,245,000

	Total Foreign Corporate Bonds & Notes (Cost $7,495,937)	7,245,000

Shares

Common Stocks - 89.2%

FINANCIAL - 2.8%
81,000	Alexandria Real Estate Equities, Inc., REIT (b)	8,385,120

HEALTHCARE - 86.4%

Biotechnology - 15.1%
43,257	Acceleron Pharma, Inc. (c)	1,469,873
160,103	Alder Biopharmaceuticals, Inc. (b)(c)	3,997,772
7,275	Alexion Pharmaceuticals, Inc. (b)(c)	849,429
25,000	BioMarin Pharmaceutical, Inc. (b)(c)	1,945,000
166,869	CareDx, Inc. (c)(d)(e)	680,070
239,210	Coherus Biosciences, Inc. (b)(c)(e)	4,040,257
40,000	Eagle Pharmaceuticals, Inc. (c)(e)	1,551,600
70,000	Global Blood Therapeutics, Inc. (c)(e)	1,161,300
181,689	Medivation, Inc. (b)(c)	10,955,847
433,486	Minerva Neurosciences, Inc. (c)	4,425,892
70,796	Neurocrine Biosciences, Inc. (b)(c)	3,217,678
11,170	Ophthotech Corp. (b)(c)	570,005
143,191	Otonomy, Inc. (b)(c)(e)	2,273,873
138,079	ProQR Therapeutics NV (b)(c)	668,302
65,000	Radius Health, Inc. (c)(e)	2,388,750
18,452	TESARO, Inc. (c)	1,550,891
66,142	Ultragenyx Pharmaceutical, Inc. (c)(e)	3,235,005

		44,981,544

Healthcare Equipment - 18.3%
235,366	Abbott Laboratories (b)	9,252,237
45,379	ABIOMED, Inc. (b)(c)	4,959,471
41,077	Becton Dickinson and Co. (b)	6,966,248
145,800	Boston Scientific Corp. (b)(c)	3,407,346
38,400	Edwards Lifesciences Corp. (b)(c)	3,829,632
147,788	Innocoll Holdings PLC (c)(e)	814,312
163,897	K2M Group Holdings, Inc. (b)(c)(e)	2,543,681
52,735	Medtronic PLC (b)	4,575,816
133,077	Nevro Corp. (b)(c)	9,815,760
117,226	NuVasive, Inc. (b)(c)	7,000,737
46,656	Zeltiq Aesthetics, Inc. (b)(c)	1,275,109

		54,440,349

Shares		Value ($)

Healthcare Facilities - 11.2%
265,200	AAC Holdings, Inc. (b)(c)(e)	6,051,864
106,949	Amsurg Corp. (b)(c)	8,292,825
368,546	Brookdale Senior Living, Inc. (b)(c)	5,690,350
30,557	HCA Holdings, Inc. (b)(c)	2,353,195
67,233	Surgical Care Affiliates, Inc. (b)(c)	3,204,997
144,000	Tenet Healthcare Corp. (b)(c)	3,980,160
58,229	VCA, Inc. (b)(c)	3,936,863

		33,510,254

Healthcare Services - 8.9%
115,000	Amedisys, Inc. (b)(c)	5,805,200
103,468	DaVita HealthCare Partners, Inc. (b)(c)	8,000,146
50,000	Laboratory Corp. of America Holdings (b)(c)	6,513,500
139,446	LHC Group, Inc. (b)(c)	6,035,223
2,647,999	MYnd Analytics, Inc. (c)	45,016
27,750	RadNet, Inc. (c)	148,185

		26,547,270

Healthcare Supplies - 2.0%
92,912	Alere, Inc. (b)(c)	3,872,572
170,000	Endologix, Inc. (b)(c)	2,118,200

		5,990,772

Healthcare Technology - 1.3%
180,600	HMS Holdings Corp. (b)(c)	3,180,366
471,459	Streamline Health Solutions, Inc. (b)(c)	565,751

		3,746,117

Life Sciences Tools & Services - 10.4%
106,823	Agilent Technologies, Inc. (b)	4,738,668
79,579	Charles River Laboratories International, Inc. (b)(c)	6,560,493
146,313	ICON PLC (b)(c)	10,243,373
30,000	PAREXEL International Corp. (c)	1,886,400
24,300	Thermo Fisher Scientific, Inc. (b)	3,590,568
28,743	Waters Corp. (b)(c)	4,042,703

		31,062,205

Managed Healthcare - 10.6%
39,864	Aetna, Inc. (b)	4,868,590
90,346	Centene Corp. (b)(c)	6,447,994
49,173	Humana, Inc. (b)	8,845,239
81,552	UnitedHealth Group, Inc. (b)	11,515,143

		31,676,966

Pharmaceuticals - 8.6%
110,211	AbbVie, Inc. (b)	6,823,163
37,013	Cempra, Inc. (c)(e)	610,344
142,752	Collegium Pharmaceutical, Inc. (b)(c)(e)	1,691,611
236,565	Endocyte, Inc. (b)(c)(e)	759,374
825,000	HLS Therapeutics Inc. (c)(f)	5,007,750
89,147	Pacira Pharmaceuticals, Inc. (b)(c)	3,006,928
69,279	Paratek Pharmaceuticals, Inc. (c)	963,671
566,667	SCYNEXIS, Inc. (c)(e)	1,229,667
88,777	Teva Pharmaceutical Industries, Ltd., ADR (b)	4,459,269

18	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Long/Short Healthcare Fund

Shares		Value ($)

Common Stocks (continued)

Pharmaceuticals (continued)
50,000	Valeant Pharmaceuticals International, Inc. (b)(c)	1,007,000

		25,558,777

		257,514,254

	Total Common Stocks (Cost $266,926,358)	265,899,374

Preferred Stocks (c)(d)(f) - 0.7%

HEALTHCARE - 0.7%

Biotechnology - 0.7%
522,135	CareDx, Inc.	2,127,947

	Total Preferred Stocks (Cost $2,083,319)	2,127,947

Exchange-traded Funds - 0.9%

FINANCIAL - 0.9%
200,000	iPATH S&P 500 VIX Short-Term Futures ETN	2,760,000

	Total Exchange-Traded Funds (Cost $2,952,640)	2,760,000

Master Limited Partnerships (f) - 0.0%

HEALTHCARE - 0.0%
1,068,076	Genesys Ventures IA, LP	74,872

	Total Master Limited Partnerships (Cost $—)	74,872

Units

Rights (b)(c) - 0.0%

HEALTHCARE - 0.0%
69,326	Wright Medical Group NV, expires 03/01/2019	86,657

	Total Rights (Cost $188,242)	86,657

Warrants (c) - 2.4%

HEALTHCARE - 2.4%

Biotechnology - 2.0%
94,204	Discovery Laboratories, Inc., expires 02/16/2016	—
1,717,910	Galena Biopharma Inc., expires 03/18/2020 (c)(f)	271,602
1,155,015	Minerva Neurosciences, Inc., expires 03/18/2017 (f)	5,826,384
271,081	Threshold Pharmaceuticals, Inc., expires 03/11/2016	—

		6,097,986

Life Sciences Tools & Services - 0.3%
313,281	CareDx, Inc., expires 07/14/2017 (d)(f)	841,317
40,000	Pluristem Therapeutics, Inc. expires 01/27/2016	—

Units		Value ($)

Life Sciences Tools & Services (continued)
30,000	pSivida Corp., expires 01/19/2016	—

		841,317

Pharmaceuticals - 0.1%
521,727	Neostem, Inc., expires 07/19/2016 (f)	1
255,000	SCYNEXIS, Inc., expires 06/21/2021 (f)	292,912

		292,913

		7,232,216

	Total Warrants (Cost $144,377)	7,232,216

Contracts

Purchased Call Options (g) - 0.3%

HEALTHCARE - 0.3%
2,500	Endo International PLC, Strike price $15.00, expires 10/21/2016	750,000

	Total Purchased Call Options (Cost $1,163,054)	750,000

Purchased Put Options (g) - 0.1%

FINANCIAL - 0.1%
3,500	iShares Russell 2000 Fund, ETF, Strike price $112.50, expires 07/08/2016	192,500

	Total Purchased Put Options (Cost $528,076)	192,500

Shares

Registered Investment Companies (h) - 4.8%
14,249,410	State Street Navigator Prime Securities Lending Portfolio	14,249,410

	Total Registered Investment Companies (Cost $14,249,410)	14,249,410

Cash Equivalents - 23.1%
68,879,016	State Street Institutional Liquid Reserves Fund	68,879,016

	Total Cash Equivalents (Cost $68,879,016)	68,879,016

Total Investments - 127.1%		379,013,242

(Cost $374,755,155)

Securities Sold Short (i) - (49.7)%

Common Stocks - (47.4)%

CONSUMER DISCRETIONARY - (0.7)%
78,903	Service Corp. International/US	(2,133,537)

HEALTHCARE - (44.7)%

Biotechnology - (13.4)%
100,000	Adamas Pharmaceuticals, Inc. (j)	(1,514,000)
36,000	ADMA Biologics, Inc. (j)	(214,200)
200,000	AMAG Pharmaceuticals, Inc. (j)	(4,784,000)
295,000	Amarin Corp. PLC ADR (j)	(637,200)

See accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Long/Short Healthcare Fund

Shares		Value ($)

Securities Sold Short (continued)

Common Stocks (continued)

Biotechnology (continued)
40,000	Anavex Life Sciences Corp. (j)	(244,400)
10,000	Argos Therapeutics, Inc. (j)	(61,300)
100,000	Array BioPharma, Inc. (j)	(356,000)
49,500	Ascendis Pharma AS ADR (j)	(656,865)
43,270	Axovant Sciences, Ltd. (j)	(555,587)
80,000	Bluebird Bio, Inc. (j)	(3,463,200)
158,500	Dicerna Pharmaceuticals, Inc. (j)	(475,500)
32,000	Editas Medicine, Inc. (j)	(780,800)
100,270	Halozyme Therapeutics, Inc. (j)	(865,330)
419,000	Idera Pharmaceuticals, Inc. (j)	(641,070)
55,500	Incyte Corp. (j)	(4,438,890)
133,166	Insys Therapeutics, Inc. (j)	(1,723,168)
55,000	Intrexon Corp. (j)	(1,353,550)
619,769	MediciNova, Inc. (j)	(4,679,256)
170,000	Minerva Neurosciences, Inc. (j)	(1,735,700)
87,400	Pfenex, Inc. (j)	(731,538)
17,886	Regeneron Pharmaceuticals, Inc. (j)	(6,246,328)
73,828	Spark Therapeutics, Inc. (j)	(3,774,825)

		(39,932,707)

Healthcare Distributors - (0.6)%
40,000	Patterson Cos., Inc.	(1,915,600)

Healthcare Equipment - (7.0)%
120,174	Abaxis, Inc.	(5,675,818)
53,000	Stryker Corp.	(6,350,990)
74,182	Zimmer Holdings, Inc.	(8,930,029)

		(20,956,837)

Healthcare Facilities - (2.1)%
224,077	Community Health Systems, Inc. (j)	(2,700,128)
40,000	HealthSouth Corp.	(1,552,800)
60,000	Kindred Healthcare, Inc.	(677,400)
110,000	Select Medical Holdings Corp. (j)	(1,195,700)

		(6,126,028)

Healthcare Services - (4.3)%
80,000	Express Scripts Holding Co. (j)	(6,064,000)
93,698	MEDNAX, Inc. (j)	(6,786,546)

		(12,850,546)

Healthcare Supplies - (0.7)%
35,000	Neogen Corp. (j)	(1,968,750)

Healthcare Technology - (0.8)%
41,989	Cerner Corp. (j)	(2,460,555)

Life Sciences Tools & Services - (4.5)%
292,633	Luminex Corp. (j)	(5,919,966)
115,147	Quintiles Transnational Holdings, Inc. (j)	(7,521,402)

		(13,441,368)

Pharmaceuticals - (11.3)%
34,700	Aerie Pharmaceuticals, Inc. (j)	(610,720)
20,000	Allergan PLC (j)	(4,621,800)
202,500	BioDelivery Sciences International, Inc. (j)	(477,900)
42,300	Flex Pharma, Inc. (j)	(431,883)

Shares		Value ($)

Pharmaceuticals (continued)
35,700	Foamix Pharmaceuticals, Ltd. (j)	(226,695)
37,829	GW Pharmaceuticals PLC ADR (j)	(3,464,002)
111,192	Mallinckrodt PLC (j)	(6,758,250)
161,376	Mylan NV (j)	(6,977,898)
100,000	Relypsa, Inc. (j)	(1,850,000)
57,607	Taro Pharmaceutical Industries, Ltd. (j)	(8,387,579)

		(33,806,727)

		(133,459,118)

Industrials - (0.4)%
30,732	Advisory Board Co. (The) (j)	(1,087,606)

Information Technology - (1.6)%
80,000	WebMD Health Corp. (j)	(4,648,800)

	Total Common Stocks (Proceeds $139,779,857)	(141,329,061)

Exchange-traded Funds - (2.3)%
60,000	iShares Russell 2000 Index Fund, ETF	(6,898,200)

	Total Exchange-Traded Funds (Proceeds $6,609,984)	(6,898,200)

	Total Securities Sold Short (Proceeds $146,389,841)	(148,227,261)

Other Assets & Liabilities, Net - 22.6%		67,401,242

Net Assets - 100.0%		298,187,223

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”). These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2016, these securities amounted to $16,761,250 or 5.6% of net assets.
(b)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $280,780,701.
(c)	Non-income producing security.
(d)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(e)	Securities (or a portion of securities) on loan. As of June 30, 2016, the market value of securities loaned was $13,883,649. The loaned securities were secured with cash and securities collateral of $14,280,480. Collateral is calculated based on prior day’s prices. See Note 4.
(f)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $14,442,785, or 4.8% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2016.
(g)	Options are shown at market value.
(h)	Represents investments of cash collateral received in connection with securities lending.
(i)	As of June 30, 2016, $127,168,318 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(j)	No dividend payable on security sold short.

20	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Long/Short Healthcare Fund

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stock	$14,249,410	$14,249,410
Total Borrowings	14,249,410	14,249,410
Gross amount of recognized liabilities for securities lending transactions		$14,249,410

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

See accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO

As of June 30, 2016	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 73.2%

CHEMICALS - 2.4%
6,833,286	Axalta Coating Systems US Holdings, Inc. Term Loan 3.75%, 02/01/2020	6,835,951
	MacDermid, Inc.
1,998,155	Tranche B First Lien Term Loan 5.50%, 06/07/2020	1,977,554
783,523	Term Loan B-2 5.50%, 06/07/2020	774,955
1,375,000	Minerals Technologies, Inc. Term Loan B-2 4.75%, 05/09/2021	1,375,825
5,500,731	Univar, Inc. Term Loan 4.25%, 07/01/2022	5,431,972

		16,396,257

CONSUMER DISCRETIONARY - 3.7%
3,000,000	Boyd Gaming Corporation Term Loan B 1.00%, 08/14/2020 (b)	3,001,875
3,000,000	Burlington Coat Factory Warehouse Corporation Term Loan B3 1.00%, 08/13/2021 (b)	3,000,615
2,992,500	Charter Communications Operating, LLC Term Loan H 3.25%, 08/24/2021	2,988,490
10,309,378	J.C. Penney Corporation, Inc. Term Loan B 5.25%, 06/23/2023	10,241,748
3,173,864	MGM Growth Properties LLC Term Loan B 4.00%, 04/25/2023	3,184,782
1,594,783	Pinnacle Entertainment, Inc. Term Loan B 3.75%, 04/28/2023	1,594,791
1,212,121	Yum! Brands Inc. First Lien Term Loan B 3.19%, 06/16/2023	1,215,152

		25,227,453

CONSUMER PRODUCTS - 0.2%
1,588,000	KIK Custom Products, Inc. Term Loan B 6.00%, 08/26/2022	1,569,000

ENERGY - 2.8%
8,788,693	Azure Midstream Energy LLC Term Loan B 7.50%, 11/15/2018	5,822,509
9,666,718	Chief Exploration & Development LLC Second Lien Term Loan 7.50%, 05/16/2021	8,769,550
	Fieldwood Energy LLC
3,402,844	First Lien Last Out Term Loan 8.38%, 09/30/2020 (b)	1,837,536
1,726,689	First Lien Term Loan 8.00%, 08/31/2020	1,437,468
1,950,170	Seadrill Partners Finco LLC Additional Initial Term Loan 4.00%, 02/21/2021 (b)	878,552

		18,745,615

FINANCIAL - 3.6%
1,050,000	AssuredPartners, Inc. First Lien Term Loan 5.75%, 10/21/2022	1,045,081
3,511,765	LPL Holdings, Inc. Incremental Term Loan B 4.75%, 11/20/2022	3,516,154

Principal Amount ($)		Value ($)

FINANCIAL (continued)
10,121,801	National Financial Partners Corp. Term Loan B 4.50%, 07/01/2020	10,045,888
10,400,000	Russell Investment Group Term Loan B 6.75%, 06/01/2023	10,036,000

		24,643,123

FOOD & DRUG - 0.5%
1,666,667	Candy Intermediate Holdings, Inc. First Lien Initial Term Loan 5.50%, 06/15/2023	1,667,708
1,492,500	Pinnacle Foods Finance LLC Incremental Term Loan I 3.75%, 01/13/2023	1,501,724

		3,169,432

FOREST PRODUCTS & CONTAINERS - 2.0%
10,178,873	BWAY Holding Co., Inc. Initial Term Loan B 5.52%, 08/14/2020 (b)	10,159,788
3,373,456	Signode Industrial Group US, Inc. Initial Term Loan B 3.75%, 05/01/2021	3,353,772

		13,513,560

GAMING & LEISURE - 2.9%
49,138,954	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan (c)	1
22,925,890	First Lien Tranche A Credit-Linked Deposit (c)	—
7,000,000	Second Lien Term Loan (c)(d)	—
3,000,000	Hilton Worldwide Finance, LLC Initial Term Loan 3.50%, 10/26/2020	3,006,090
11,401,973	LLV Holdco LLC Exit Revolving Loan 5.00%, 02/28/2017 (d)(e)	10,261,775
6,674,846	Scientific Games International, Inc. Initial Term Loan B-1 6.00%, 10/18/2020	6,601,857

		19,869,723

HEALTHCARE - 12.3%
1,913,462	Acadia Healthcare Co., Inc. Term Loan B-2 4.50%, 02/16/2023	1,898,709
1,994,937	Acadia Healthcare Company, Inc. Term Loan B 1.00%, 02/11/2022 (b)	1,967,506
4,681,814	Air Medical Group Holdings, Inc. Term Loan B 4.25%, 04/28/2022 (b)	4,580,850
2,000,000	Akorn, Inc. Term Loan 1.00%, 04/16/2021 (b)	2,007,500
9,974,811	Alere, Inc. Term Loan B 4.25%, 06/18/2022	9,942,642
4,987,406	Auris Luxembourg III S.a.r.l. Term Loan B4 1.00%, 01/15/2022 (b)	4,977,032
4,169,460	Catalent Pharma Solutions Inc. Term Loan B 1.00%, 05/20/2021 (b)	4,167,521
39,358,530	CCS Medical, Inc. First Lien Term Loan (c)(d)(e)	25,504,328
1,841,017	Community Health Systems, Inc. Term Loan F 3.92%, 12/31/2018	1,828,360

22	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

HEALTHCARE (continued)
4,987,277	DaVita HealthCare Partners, Inc. Tranche B Term Loan 3.50%, 06/24/2021 (b)	5,008,049
1,000,000	ExamWorks Group, Inc. Term Loan 1.00%, 06/08/2023 (b)	1,000,315
1,078,666	Hill-Rom Holdings, Inc. Term Loan B 3.50%, 09/08/2022	1,081,745
3,836,375	Kindred Healthcare, Inc. New Term Loan 4.25%, 04/09/2021	3,726,080
7,187,908	Kinetic Concepts, Inc. Dollar Term Loan F-1 5.00%, 11/04/2020	7,163,218
2,000,000	RadNet, Inc. Term Loan B 1.00%, 07/01/2023 (b)	1,977,500
2,992,481	U.S. Renal Care, Inc. Term Loan B 1.00%, 12/31/2022 (b)	2,992,496
3,204,141	Valeant Pharmaceuticals International, Inc. Tranche B Term Loan F-1 5.00%, 04/01/2022	3,125,367

		82,949,218

HOUSING - 1.8%
5,248,870	Builders FirstSource, Inc. Term Loan B 6.00%, 07/31/2022	5,257,609
8,000,000	EH/Transeastern LLC/TE TOUSA Term Loan 0.00%, 08/01/2016 (d)	4,000,000
6,747,727	LBREP/L-SunCal Master I LLC First Lien Term Loan B (c)(d)	—
	Nevada Land Group LLC
2,751,954	Second Lien Initial Term Loan (c)(d)(e)	—
5,302,207	First Lien Initial Term Loan (c)(e)	3,207,835

		12,465,444

INDUSTRIALS - 4.3%
3,636,364	American Airlines, Inc. Term Loan B 3.50%, 04/28/2023	3,603,582
2,989,861	Dealer Tire, LLC Term Loan B 5.50%, 12/22/2021	3,004,810
2,992,462	HD Supply, Inc. Term Loan B 3.75%, 08/13/2021	2,993,704
3,846,154	MPH Acquisition Holdings LLC Term Loan B 5.00%, 06/07/2023	3,861,538
	TransDigm, Inc.
3,990,389	Term Loan E 1.00%, 05/14/2022 (b)	3,937,078
2,000,000	Extended Term Loan F 3.75%, 06/09/2023	1,975,000
1,994,911	Term Loan D 1.00%, 06/04/2021 (b)	1,975,500
7,979,622	TransUnion, LLC Term Loan B2 3.50%, 04/09/2021	7,896,116

		29,247,328

INFORMATION TECHNOLOGY - 5.9%
5,985,000	Avago Technologies Cayman, Ltd. Term Loan B-1 4.25%, 02/01/2023	5,999,514
7,605,871	Dell International LLC Term Loan B-2 4.00%, 04/29/2020	7,592,789

Principal Amount ($)		Value ($)

INFORMATION TECHNOLOGY (continued)
3,000,000	First Data Corp. Term Loan 4.20%, 07/08/2022	2,979,375
1,027,397	Global Payments Inc. Term Loan B 3.96%, 04/22/2023	1,035,616
	Kronos, Inc.
8,518,581	First Lien Incremental Term Loan 4.50%, 10/30/2019	8,510,062
4,911,967	Second Lien Term Loan 9.75%, 04/30/2020	4,957,010
	SS&C Technologies, Inc.
3,270,485	Term Loan B-1 4.00%, 07/08/2022	3,274,917
447,513	Term Loan B-2 4.00%, 07/08/2022	448,120
2,166,667	Western Digital Corporation Term Loan B 6.25%, 04/29/2023	2,178,518
2,976,190	WEX, Inc. Term Loan B 1.00%, 07/01/2023 (b)	2,960,684

		39,936,605

MANUFACTURING - 1.1%
	Doncasters U.S. Finance LLC
5,228,385	Term Loan B 4.50%, 04/09/2020	5,083,297
2,703,448	Second Lien Term Loan 9.50%, 10/09/2020	2,522,655

		7,605,952

MEDIA & TELECOMMUNICATIONS - 5.7%
2,282,598	Cumulus Media Holdings, Inc. Term Loan 4.25%, 12/23/2020	1,614,938
2,251,261	Endurance Business Media, Inc. Term Loan (c)(d)(e)	—
8,571,429	iHeartCommunications, Inc. Tranche D Term Loan 7.21%, 01/30/2019	6,290,486
	Level 3 Financing, Inc.
2,000,000	Tranche B-III Term Loan 4.00%, 08/01/2019	2,001,260
7,000,000	Tranche B Term Loan 4.00%, 01/15/2020	7,004,375
705,882	Term Loan B-2 3.50%, 05/31/2022	704,382
6,673,778	Media General, Inc. Term Loan B 4.00%, 07/31/2020	6,677,949
6,935,294	Mediacom Illinois LLC Tranche G Term Loan 3.50%, 06/30/2021	6,935,294
2,151,351	T-Mobile USA, Inc. Term Loan B 3.50%, 11/09/2022	2,161,108
5,089,017	Univision Communications, Inc. Incremental Term Loan C-3 4.00%, 03/01/2020	5,064,641

		38,454,433

METALS & MINERALS - 0.7%
10,644,426	Arch Coal, Inc. Term Loan B (c)	5,002,880

RETAIL - 4.6%
4,166,381	Academy, Ltd. Term Loan B 5.00%, 07/01/2022 (b)	3,937,230
3,885,012	Dollar Tree, Inc. Term Loan B2 4.25%, 07/06/2022	3,895,113

See accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

RETAIL (continued)
8,808,913	Mattress Holding Corp. Incremental Term Loan 6.25%, 10/20/2021 (b)	8,627,230
7,001,502	Men’s Wearhouse, Inc. (The) Term Loan 5.00%, 06/18/2021	6,528,900
8,977,254	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 9.75%, 04/24/2020 (b)	7,769,813

		30,758,286

SERVICE - 13.1%
4,356,163	ADS Waste Holdings, Inc. Tranche B-2 Initial Term Loan 3.75%, 10/09/2019	4,294,915
	Advantage Sales & Marketing, Inc.
6,896,163	First Lien Term Loan 4.25%, 07/23/2021 (b)	6,742,447
3,840,000	Second Lien Term Loan 7.50%, 07/25/2022	3,600,000
6,737,745	AlixPartners LLP Term Loan B 4.50%, 07/28/2022	6,739,430
6,554,312	EnergySolutions LLC Term Loan 6.75%, 05/29/2020	6,390,454
1,088,182	GCA Services Group, Inc. Term Loan 5.75%, 03/01/2023	1,092,263
4,313,513	KAR Auction Services, Inc. Term Loan B-3 4.25%, 03/09/2023	4,333,269
7,735,294	Maxim Crane Works, LP Second Lien Term Loan 10.25%, 11/26/2018	7,728,835
5,238,567	ServiceMaster Co. (The) Initial Term Loan B 4.25%, 07/01/2021	5,250,563
9,665,549	Spin Holdco, Inc. First Lien Initial Term Loan B 4.25%, 11/14/2019	9,500,413
8,084,428	Travelport Finance (Luxembourg) S.a.r.l. Term Loan B 5.00%, 09/02/2021	8,051,606
	WASH Multifamily Laundry Systems, LLC
1,313,224	First Lien Term Loan 4.25%, 05/14/2022	1,297,905
265,924	Second Lien Term Loan 8.00%, 05/14/2023	262,434
226,773	First Lien Term Loan 4.25%, 05/14/2022	224,128
46,576	Second Lien Term Loan 8.00%, 05/12/2023	45,964
2,305,058	Waste Industries USA, Inc. Initial Term Loan 4.25%, 02/27/2020 (b)	2,313,218
27,500,736	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.00%, 04/02/2020	20,659,928

		88,527,772

TRANSPORTATION - 0.1%
561,573	Allison Transmission, Inc. Term Loan B-3 3.50%, 08/23/2019	562,076

Principal Amount ($)		Value ($)

UTILITY - 5.5%
	Calpine Corporation
6,825,206	Term Loan B 3.50%, 05/27/2022	6,764,052
1,994,987	Term Loan B6 4.00%, 01/15/2023	1,980,963
4,545,455	Dynegy, Inc. Incremental Term Loan C 1.00%, 06/20/2023 (b)	4,484,386
1,891,892	EFS Cogen Holdings I LLC Term Loan B 1.00%, 06/28/2023 (b)	1,898,986
2,500,000	Granite Acquisition, Inc. Second Lien Term Loan B 8.25%, 12/19/2022	2,369,063
	Texas Competitive Electric Holdings Co. LLC
13,000,000	2014 Non-Extended Term Loan (c)	4,312,750
46,127,210	Extended Term Loan (b) (c)	15,572,085

		37,382,285

	Total U.S. Senior Loans (Cost $645,018,142)	496,026,442

Principal Amount

Foreign Denominated or Domiciled
Senior Loans (a) - 3.0%

CANADA - 0.3%
USD
2,166,399	Valeant Pharmaceuticals International, Inc. Tranche B Term Loan E-1 4.75%, 08/05/2020	2,107,332

GERMANY - 0.1%
EUR
334,902	Schieder Mobel Holding GmbH Delayed Draw Term Loan (c)(d)	291,806

LUXEMBOURG - 1.6%
USD
8,728,070	Endo Luxembourg Finance Company I S.a r.l. Term Loan B 3.75%, 09/26/2022 (b)	8,605,877
2,598,583	Evergreen Skills Lux S.a.r.l. First Lien Initial Term Loan 5.75%, 04/28/2021	2,072,370
206,897	Samsonite International S.A. Term Loan B 4.00%, 05/12/2023	208,164

		10,886,411

MARSHALL ISLANDS - 1.0%
USD
6,950,410	Drillships Financing Holding, Inc. Term Loan B-1 6.00%, 03/31/2021	2,773,214
3,376,943	Drillships Ocean Ventures, Inc. Term Loan B 5.50%, 07/25/2021	2,028,969
2,122,463	OSG International, Inc. Exit Term Loan B 5.75%, 08/05/2019	2,106,544

		6,908,727

24	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Floating Rate Opportunities Fund

Principal Amount		Value ($)

UNITED KINGDOM - 0.0%
GBP
	Henson No. 4, Ltd.
808,413	Term Loan Facility B (c)(d)	—
201,951	Term Loan Facility B (c)(d)	—
801,772	Term Loan Facility C (c)(d)	—
221,425	Term Loan Facility C (c)(d)	—

	Total Foreign Denominated or Domiciled Senior Loans (Cost $28,139,886)	20,194,276

Principal Amount ($)

Collateralized Loan Obligations (f)(g) - 9.3%
750,000	Acis CLO, Ltd. Series 2014-4A, Class D 3.74%, 05/01/2026 (h)	552,562
3,000,000	Series 2014-3A, Class D 3.76%, 02/01/2026 (h)	2,225,445
2,000,000	Series 2014-5A, Class D 4.98%, 11/01/2026 (h)	1,683,966
2,000,000	Series 2014-4A, Class E 5.44%, 05/01/2026 (h)	1,200,000
3,000,000	Series 2013-1A, Class E 6.23%, 04/18/2024 (h)	2,198,625
2,000,000	Allegro CLO, Ltd. Series 2014-1A, Class E 7.39%, 01/21/2027	1,379,000
1,500,000	Anchorage Capital CLO 7, Ltd. Series 2015-7A, Class E1 5.63%, 10/15/2027	1,080,060
1,000,000	Apidos CLO Series 2013-12A, Class F 5.53%, 04/15/2025	606,500
1,000,000	Apidos CLO XXI Series 2015-21A, Class E 7.08%, 07/18/2027	663,000
2,000,000	Arrowpoint CLO, Ltd. Series 2015-4A, Class E 7.53%, 04/18/2027	1,740,000
3,200,000	Catamaran CLO, Ltd. Series 2012-1A, Class E 5.90%, 12/20/2023	2,534,080
400,000	Cathedral Lake CLO, Ltd. Series 2015-2A, Class D 4.28%, 07/15/2027	345,000
1,000,000	Cent CDO, Ltd. Series 2007-14A, Class D 1.93%, 04/15/2021	960,900
2,000,000	CFIP CLO, Ltd. Series 2014-1A, Class E 5.38%, 04/13/2025	1,507,660
1,000,000	CIFC Funding, Ltd. Series 2014-4A, Class F 6.23%, 10/17/2026	559,100
500,000	Covenant Credit Partners CLO II, Ltd. Series 2014-2A, Class E 5.83%, 10/17/2026	401,597
3,000,000	Eastland CLO, Ltd. Series 2007-1A, Class C 2.14%, 05/01/2022 (h)	2,484,732

Principal Amount ($)		Value ($)
500,000	Figueroa CLO 2014-1, Ltd. Series 2014-1A, Class E 6.33%, 01/15/2027	367,500
1,500,000	Figueroa CLO, Ltd. Series 2014-1A, Class F 7.13%, 01/15/2027	753,690
3,000,000	Flagship CLO, Ltd. Series 2014-8A, Class D 4.33%, 01/16/2026	2,505,000
2,000,000	Series 2013-7A, Class E 5.38%, 01/20/2026	1,330,000
3,500,000	Series 2014-8A, Class E 5.83%, 01/16/2026	2,310,000
1,250,000	Greywolf CLO, Ltd. Series 2013-1A, Class E 5.68%, 04/15/2025	827,500
1,500,000	Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class E1 5.79%, 10/22/2025	862,500
3,000,000	Harbourview CLO, Ltd. Series 7A, Class E 5.76%, 11/18/2026	1,830,000
1,004,938	Hewett’s Island CDO, Ltd. Series 2007-1RA, Class E 7.38%, 11/12/2019 (h)	904,796
3,000,000	KVK CLO, Ltd. Series 2015-1A, Class D 4.64%, 05/20/2027	2,625,000
5,000,000	Series 2015-1A, Class E 6.39%, 05/20/2027	3,850,000
2,000,000	Marlborough Street CLO, Ltd. Series 2007-1A, Class E 4.28%, 04/18/2019	1,875,000
3,000,000	Newmark Capital Funding CLO, Ltd. Series 2013-1A, Class E 5.34%, 06/02/2025	1,980,000
1,525,000	OZLM XII, Ltd. Series 2015-12A, Class C 4.34%, 04/30/2027	1,397,662
1,000,000	Series 2015-12A, Class D 6.04%, 04/30/2027	810,700
1,000,000	Saranac CLO, Ltd. Series 2014-3A, Class E 5.80%, 06/22/2025	620,000
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F 5.83%, 10/15/2026	591,246
2,500,000	Sound Harbor Loan Fund, Ltd. Series 2014-1A, Class C 5.40%, 10/30/2026	2,363,000
1,000,000	Series 2014-1A, Class D 7.64%, 10/30/2026	801,100
1,397,789	Stratford CLO, Ltd. Series 2007-1A, Class E 4.64%, 11/01/2021 (h)	1,246,304
5,000,000	THL Credit Wind River CLO, Ltd. Series 2014-2A, Class D 4.53%, 07/15/2026	4,585,000
1,000,000	Series 2014-2A, Class E 5.88%, 07/15/2026	757,000

See accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
1,000,000	West CLO, Ltd. Series 2014-2A, Class D 5.68%, 01/16/2027	712,500
2,000,000	Westchester CLO, Ltd. Series 2007-1A, Class D 2.99%, 08/01/2022 (h)	1,773,330
1,990,069	Series 2007-1A, Class E 4.94%, 08/01/2022 (h)	1,663,817
2,000,000	Zais CLO, Ltd. Series 2014-2A, Class D 6.09%, 07/25/2026	1,526,000

	Total Collateralized Loan Obligations (Cost $76,098,463)	62,990,872

Corporate Bonds & Notes - 5.6%

CHEMICALS - 1.0%
6,982,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	5,576,872
1,947,500	4.69%, 04/24/2022 (i)	1,353,513

		6,930,385

ENERGY - 0.0%
5,788,000	Arch Coal, Inc. (c)	97,672
3,000,000	Venoco, Inc. (c)	105,000

		202,672

HEALTHCARE - 1.3%
7,750,000	Crimson Merger Sub, Inc. 6.63%, 05/15/2022 (f)	6,413,125
2,250,000	Kinetic Concepts, Inc./KCI USA, Inc. 12.50%, 11/01/2019	2,131,875

		8,545,000

INFORMATION TECHNOLOGY - 0.2%
4,571,000	Avaya, Inc. 10.50%, 03/01/2021 (f)	1,028,475

RETAIL - 0.7%
3,000,000	Guitar Center, Inc. 6.50%, 04/15/2019 (f)	2,595,000
2,000,000	JC Penney Corp., Inc. 5.88%, 07/01/2023 (f)(i)	2,017,500

		4,612,500

TELECOMMUNICATIONS - 0.4%
6,696,956	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	2,427,647

UTILITY - 2.0%
2,200,000	GenOn Energy, Inc. 7.88%, 06/15/2017	1,859,000
15,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019 (f)	8,034,000
20,000,000	Texas Competitive Electric Holdings Co., LLC (c)	1,255,000
8,000,000	Texas Competitive Electric Holdings Co., LLC (c)(f)	2,740,000

		13,888,000

	Total Corporate Bonds & Notes (Cost $63,551,285)	37,634,679

Shares		Value ($)

Claims (j) - 0.0%

TELECOMMUNICATIONS - 0.0%
3,791,858	Wind Telecomunicazione SpA Trade Claim Facility 3692	144,565

	Total Claims (Cost $2,050,956)	144,565

Common Stocks & Limited Liability Companies (k) - 6.8%

ENERGY - 0.0%
1,118,286	Value Creation, Inc. (d)	1

GAMING & LEISURE - 0.0%
44	LLV Holdco LLC - Litigation Trust Units (d)(e)	—
34,512	LLV Holdco LLC - Series A, Membership Interest (d)(e)	156,684
436	LLV Holdco LLC - Series B, Membership Interest (d)(e)	1,978

		158,662

HEALTHCARE - 0.0%
207,031	CCS Medical, Inc. (d)(e)	5,176

HOUSING - 0.9%
1,648,350	CCD Equity Partners LLC (d)	5,934,060
70,480	Las Vegas Land Holdings LLC (d)(e)	4,405
8	Nevada Land Group LLC (d)(e)	—

		5,938,465

MEDIA & TELECOMMUNICATIONS - 5.8%
501,736	Metro-Goldwyn-Mayer, Inc., Class A (l)	39,448,993

REAL ESTATE - 0.0%
997,648	Allenby (e)	1
6,822,064	Claymore (b)(e)	7

		8

UTILITY - 0.1%
10,378	Entegra TC LLC, Class A	280,206
286,159	Entegra TC LLC, Class B	1,001

		281,207

	Total Common Stocks & Limited Liability Companies (Cost $326,093,518)	45,832,512

Units

Warrants (d)(e)(k) - 0.0%

GAMING & LEISURE - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest, expires 07/15/15	8,328
2,522	LLV Holdco LLC - Series D, Membership Interest, expires 07/15/15	11,451
2,819	LLV Holdco LLC - Series E, Membership Interest, expires 07/15/15	12,798
3,172	LLV Holdco LLC - Series F, Membership Interest, expires 07/15/15	14,400
3,594	LLV Holdco LLC - Series G, Membership Interest, expires 07/15/15	16,317

		63,294

	Total Warrants (Cost $—)	63,294

26	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Floating Rate Opportunities Fund

Shares		Value ($)

Registered Investment Companies (m) - 0.5%
3,442,105	State Street Navigator Prime Securities Lending Portfolio	3,442,105

	Total Registered Investment Companies (Cost $3,442,105)	3,442,105

Cash Equivalents- 9.4%
64,057,157	State Street Institutional Liquid Reserves Fund	64,057,157

	Total Cash Equivalents (Cost $64,057,157)	64,057,157

Total Investments - 107.8%		730,385,902

(Cost $1,208,451,512)
Other Assets & Liabilities, Net - (7.8)%		(52,878,429)

Net Assets - 100.0%		677,507,473

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2016. Senior loans, while exempt from registration under 1933 Act, contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation. Full income is not being accrued, although adequate protection payments are being made in certain cases.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $46,223,507, or 6.8% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2016.
(e)	Affiliated issuer. Assets with a total aggregate market value of $39,205,483, or 5.8% of net assets, were affiliated with the Fund as of June 30, 2016.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2016, these securities amounted to $85,818,972 or 12.7% of net assets.
(g)	Variable or floating rate security. The interest rate shown reflects the rate in effect June 30, 2016.
(h)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(i)	Securities (or a portion of securities) on loan. As of June 30, 2016, the market value of securities loaned was $3,377,236. The loaned securities were secured with cash collateral of $3,442,105. Collateral is calculated based on prior day’s prices. See Note 4.

(j)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(k)	Non-income producing security.
(l)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(m)	Represents investments of cash collateral received in connection with securities lending.

Currency Abbreviations:
EUR	Euro Currency
GBP	British Pound
USD	United States Dollar

Glossary:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind

Foreign Denominated or Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Energy	1.3%
Industrials	1.3%
Healthcare	0.3%
Consumer Durables	0.1%
Consumer Discretionary	0.0%
Retail	0.0%

Total	3.0%

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Corporate Bonds & Notes	$3,442,105	$3,442,105
Total Borrowings	3,442,105	3,442,105
Gross amount of recognized liabilities for securities lending transactions		$3,442,105

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

See accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO

As of June 30, 2016	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 39.7%

CONSUMER DISCRETIONARY - 0.6%
376,646	J.C. Penney Corporation, Inc. Term Loan B 5.25%, 06/23/2023	374,175

ENERGY - 12.5%
956,890	Azure Midstream Energy LLC Term Loan B 7.50%, 11/15/2018	633,940
2,375,000	Chief Exploration & Development LLC Second Lien Term Loan 7.50%, 05/16/2021	2,154,576
1,452,967	Fieldwood Energy LLC First Lien Last Out Term Loan 8.38%, 09/30/2020 (b)	784,602
772,466	First Lien Term Loan 8.00%, 08/31/2020	643,078
6,741,413	Second Lien Term Loan 8.38%, 09/30/2020	1,910,786
2,839,504	Seadrill Partners Finco LLC Initial Term Loan 4.00%, 02/21/2021 (b)	1,279,197

		7,406,179

FINANCIAL - 1.3%
748,125	AssuredPartners, Inc. First Lien Term Loan 5.75%, 10/21/2022	744,620

HEALTHCARE - 1.7%
997,500	Kinetic Concepts, Inc. Dollar Term Loan F-1 1.00%, 11/04/2020 (b)	994,074

INDUSTRIALS - 1.7%
1,000,000	Gruden Acquisition, Inc. Second Lien Term Loan 9.50%, 07/20/2023	753,335
293,350	Laureate Education, Inc. Term Loan B 1.00%, 06/15/2018 (b)	285,038

		1,038,373

INFORMATION TECHNOLOGY - 4.7%
1,493,700	AF Borrower LLC First Lien Term Loan 6.25%, 01/28/2022 (b)	1,487,165
1,790,540	Avaya, Inc. Term Loan B-7 6.25%, 05/29/2020	1,281,731

		2,768,896

MEDIA & TELECOMMUNICATIONS - 0.4%
350,000	iHeartCommunications, Inc. Tranche D Term Loan 7.21%, 01/30/2019	256,862

RETAIL - 4.2%
2,901,423	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 9.75%, 04/24/2020	2,511,181

Principal Amount ($)		Value ($)

SERVICE - 2.9%
180,230	Travelport Finance (Luxembourg) S.a.r.l. Term Loan B 5.00%, 09/02/2021	179,498
2,066,000	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.00%, 04/02/2020	1,552,082

		1,731,580

TELECOMMUNICATIONS - 1.1%
676,568	TerreStar Corporation Term Loan A 5.50%, 02/27/2020 (c)	673,862

UTILITY - 8.6%
15,190,310	Texas Competitive Electric Holdings Co. LLC Extended Term Loan (d)	5,128,097

	Total U.S. Senior Loans (Cost $33,123,504)	23,627,899

Principal Amount
Foreign Denominated or Domiciled
Senior Loans (a) - 2.9%

LUXEMBOURG - 2.1%
USD
1,000,000	Evergreen Skills Lux S.a.r.l. Second Lien Initial Term Loan 9.25%, 04/28/2022	475,000
970,418	First Lien Initial Term Loan 5.75%, 04/28/2021	773,908

		1,248,908

MARSHALL ISLANDS - 0.8%
USD
1,228,275	Drillships Financing Holding, Inc. Term Loan B-1 6.00%, 03/31/2021 (b)	490,082

	Total Foreign Denominated or Domiciled Senior Loans (Cost $2,563,082)	1,738,990

Principal Amount ($)

Collateralized Loan Obligations (e)(f) - 15.6%
1,500,000	A Voce CLO, Ltd. Series 2014-1A, Class D 5.43%, 07/15/2026	1,009,605
500,000	Avery Point VI CLO, Ltd. Series 2015-6A, Class F 7.43%, 08/05/2027	305,720
906,569	Highland Park CDO, Ltd. Series 2006-1A, Class A 2 1.06%, 11/25/2051 (g)	770,584
1,600,000	KVK CLO, Ltd. Series 2015-1A, Class E 6.39%, 05/20/2027	1,232,000

28	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
2,500,000	Limerock CLO II, Ltd. Series 2014-2A, Class E 5.13%, 04/18/2026	1,579,448
1,000,000	Race Point VIII CLO, Ltd. Series 2013-8A, Class E 5.49%, 02/20/2025	770,000
1,000,000	Recette CLO LLC Series 2015-1A, Class F 8.08%, 10/20/2027	682,200
2,000,000	Saranac CLO, Ltd. Series 2014-3A, Class E 5.80%, 06/22/2025	1,240,000
1,990,069	Westchester CLO, Ltd. Series 2007-1A, Class E 4.94%, 08/01/2022 (g)	1,663,817

	Total Collateralized Loan Obligations (Cost $11,443,232)	9,253,374

Corporate Bonds & Notes - 18.5%

CHEMICALS - 2.3%
2,000,000	Momentive Performance Materials, Inc. 4.69%, 04/24/2022 (h)	1,390,000

COMMERCIAL & PROFESSIONAL SERVICES - 1.5%
1,000,000	Laureate Education, Inc. 9.25%, 09/01/2019 (f)(h)	880,000

ENERGY - 0.0%
464	American Energy-Permian Basin LLC 7.38%, 11/01/2021 (f)	253

HEALTHCARE EQUIPMENT & SERVICES - 2.2%
600,000	Crimson Merger Sub, Inc. 6.63%, 05/15/2022 (f)(h)	496,500
874,000	Kinetic Concepts, Inc./KCI USA, Inc. 12.50%, 11/01/2019	828,115

		1,324,615

RETAIL - 1.2%
791,700	Guitar Center, Inc. 6.50%, 04/15/2019 (f)	684,821

TECHNOLOGY HARDWARE & EQUIPMENT - 3.5%
2,000,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp. 6.02%, 06/15/2026 (f)	2,088,802

TELECOMMUNICATION SERVICES - 1.7%
2,810,802	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	1,018,916

UTILITIES - 6.1%
1,100,000	GenOn Energy, Inc. 7.88%, 06/15/2017	929,500
2,437,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019 (f)	1,255,055
3,506,000	Texas Competitive Electric Holdings Co., LLC (d)	227,890
15,307,000	Texas Competitive Electric Holdings Co., LLC (d)	960,514
467,000	Texas Competitive Electric Holdings Co., LLC (d)	30,355

Principal Amount ($)		Value ($)

UTILITIES (continued)
3,000,000	Texas Competitive Electric Holdings Co., LLC (d)	191,250

		3,594,564

	Total Corporate Bonds & Notes (Cost $14,578,034)	10,981,971

Principal Amount

Foreign Corporate Bonds & Notes (d)(f) - 0.0%

NETHERLANDS - 0.0%
USD - 0.0%
220,068	Celtic Pharma Phinco BV	2,201
97,918	Celtic Pharma Phinco BV	—

		2,201

	Total Foreign Corporate Bonds & Notes (Cost $212,561)	2,201

Principal Amount ($)

Sovereign Bonds (b)(f) - 1.7%

ARGENTINA - 1.7%
1,000,000	Argentine Republic Government International Bond 7.13%, 07/06/2036	1,000,000

	Total Sovereign Bonds (Cost $1,000,000)	1,000,000

Shares

Common Stocks - 10.4%

CHEMICALS - 1.3%
90,492	MPM Holdings, Inc. (i)	782,755

COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
24,889	Pendrell Corp. (i)	12,556

ENERGY - 2.3%
19,850	Kinder Morgan, Inc. (h)	371,592
65,318	Overseas Shipholding Group, Inc.	717,845
8,750	SemGroup Corp., Class A (h)	284,900

		1,374,337

MATERIALS - 3.1%
6,632	Euramax International, Inc. (c)(i)	1,835,826

MEDIA - 0.8%
6,363	Metro-Goldwyn-Mayer, Inc., Class A (i)(j)	500,291

TELECOMMUNICATION SERVICES - 2.7%
5,082	TerreStar Corporation (c)(i)(j)	1,598,340

UTILITIES - 0.2%
3,322	Entegra TC LLC, Class A (i)	89,694

	Total Common Stocks (Cost $9,321,618)	6,193,799

Preferred Stocks (e)(f)(g) - 1.5%

FINANCIAL - 1.5%
1,500	Grayson CLO, Ltd.	495,000

See accompanying Notes to Financial Statements.	29

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Opportunistic Credit Fund

Shares		Value ($)

Preferred Stocks (continued)
1,000	Westchester CLO, Ltd.	380,295

		875,295

	Total Preferred Stocks (Cost $1,443,578)	875,295

Master Limited Partnerships - 2.2%

ENERGY - 2.2%
9,850	Energy Transfer Partners LP	374,989
21,700	Energy Transfer Equity LP	311,829
21,500	Enterprise Products Partners LP	629,090

		1,315,908

HEALTHCARE EQUIPMENT & SERVICES - 0.0%
141,000	Genesys Ventures IA LP (c)	9,884

	Total Master Limited Partnerships (Cost $1,708,970)	1,325,792

Units

Warrants (i) - 0.0%

ENERGY - 0.0%
180,000	Kinder Morgan, Inc., expires 05/25/2017	3,060

	Total Warrants (Cost $695,412)	3,060

Shares

Registered Investment Companies (k) - 3.8%
2,236,350	State Street Navigator Prime Securities Lending Portfolio	2,236,350

	Total Registered Investment Companies (Cost $2,236,350)	2,236,350

Cash Equivalents - 6.9%
4,099,834	State Street Institutional Liquid Reserves Fund	4,099,834

	Total Cash Equivalents (Cost $4,099,834)	4,099,834

Total Investments - 103.1%		61,338,565

(Cost $82,426,175)

Principal Amount ($)

Securities Sold Short (l) - (1.8)%

Corporate Bonds & Notes - (1.8)%

PACKING & CONTAINER - (1.8)%
(1,000,000)	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 8.25%, 02/15/2021	(1,046,300)

	Total Corporate Bonds & Notes (Proceeds $1,027,640)	(1,046,300)

	Total Securities Sold Short (Proceeds $1,027,640)	(1,046,300)
Other Assets & Liabilities, Net - (1.4)%		(822,706)

Net Assets - 100.0%		59,469,559

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2016. Senior loans, while exempt from registration under the 1933 Act, contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $4,117,912, or 6.9% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2016.
(d)	The issuer is, or is in danger of being, in default of its payment obligation. Full income is not being accrued, although adequate protection payments are being made in certain cases.
(e)	Variable or floating rate security. The interest rate shown reflects the rate in effect June 30, 2016.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2016, these securities amounted to $16,536,301 or 27.8% of net assets.
(g)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(h)	Securities (or a portion of securities) on loan. As of June 30, 2016, the market value of securities loaned was $2,198,654. The loaned securities were secured with cash collateral of $2,236,350. Collateral is calculated based on prior day’s prices. See Note 4.
(i)	Non-income producing security.
(j)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(k)	Represents investments of cash collateral received in connection with securities lending.
(l)	As of June 30, 2016, $1,617,892 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”

Currency Abbreviations:

USD	United States Dollar

Glossary:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind

30	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland Opportunistic Credit Fund

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Corporate Bonds & Notes	$1,785,500	$1,785,500
Common Stock	450,850	450,850
Total Borrowings	$2,236,350	$2,236,350
Gross amount of recognized liabilities for securities lending transactions		$2,236,350

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

See accompanying Notes to Financial Statements.	31

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2016	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)	Highland Opportunistic Credit Fund ($)
Assets
Investments, at value(a)	569,947,895	310,134,226	627,123,262	57,238,731
Affiliated investments, at value (Note 10)	—	—	39,205,483	—

Total Investments, at value	569,947,895	310,134,226	666,328,745	57,238,731
Cash equivalents (Note 2)	196,324,305	68,879,016	64,057,157	4,099,834
Cash	107,571	—	—	—
Restricted Cash — Futures (Note 2)	314,815	—	—	—
Restricted Cash — Securities Sold Short (Note 2)	99,213,753	127,168,318	1,266,331	1,617,892
Restricted Cash — Swap (Note 2)	7,610,000	—	—	—
Foreign currency	9,939	—	—	—
Swaps, at value	535,213	—	—	—
Receivable for:
Investments sold	98,709,323	53,082,771	11,839,536	4,205,218
Dividends and interest	779,609	354,253	6,108,306	1,081,640
Swap payments	1,258,054	—	—	—
Terminated swaps	302,762	—	—	—
Fund shares sold	548,296	252,111	3,496,100	96,644
Variation margin on futures contracts	158,365	—	—	—
Prepaid expenses and other assets	100,665	250,438	43,152	12,464

Total assets	975,920,565	560,121,133	753,139,327	68,352,423

Liabilities
Due to custodian	—	—	2,819	—
Securities sold short, at value (Notes 2 and 8)	180,645,146	148,227,261	—	1,046,300
Written options contracts, at value (Note 3)	119,850	—	—	—
Net discount and unrealized appreciation (depreciation) on unfunded transactions (Note 11)	—	—	24,512	2,592
Swaps, at value	33,000	—	—	—

Payable for:
Upon receipt of securities loaned (Note 4)	19,565,563	14,249,410	3,442,105	2,236,350
Distributions to shareholders	416,180	129,940	267,009	23,151
Investments purchased	110,771,622	96,370,237	68,904,881	5,350,788
Fund shares redeemed	1,940,700	2,333,574	2,214,676	170,628
Investment advisory and administration fees (Note 7)	663,048	308,436	228,915	18,913
Trustees’ fees	65	140	—	—
Distribution and shareholder service fees (Note 8)	7,051	9,337	29,303	227
Transfer agent fees	135,814	91,694	99,512	561
Interest expense (Note 6)	—	—	—	1,404
Commitment fee payable (Note 6)	5,141	2,969	176,293	313
Accrued expenses and other liabilities	393,961	210,912	241,829	31,637

Total liabilities	314,697,141	261,933,910	75,631,854	8,882,864

Net Assets	661,223,424	298,187,223	677,507,473	59,469,559

32	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2016	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)	Highland Opportunistic Credit Fund ($)

Net Assets Consist of:
Par value (Note 1)	58,896	25,771	97,517	16,024
Paid-in capital	679,914,040	506,909,204	1,862,424,900	92,989,749
Accumulated net investment income (loss)	(4,464,114)	(4,018,243)	(19,936,095)	(29,345)
Accumulated net realized loss from investments, securities sold short, futures contracts and foreign currency transactions	(26,947,057)	(207,149,979)	(686,988,727)	(12,398,007)
Net unrealized appreciation (depreciation) on investments, securities sold short and foreign currency translations	12,661,659	2,420,470	(478,090,122)	(21,108,862)

Net Assets	661,223,424	298,187,223	677,507,473	59,469,559

Unaffiliated Investments, at cost	557,722,387	305,876,139	794,733,333	78,326,341
Affiliated investments, at cost (Note 11)	—	—	349,661,022	—
Cash equivalents, at cost (Note 2)	196,324,305	68,879,016	64,057,157	4,099,834
Foreign currency, at cost	10,155	—	(2,819)	—
Proceeds from securities sold short	179,772,012	146,389,841	—	1,027,640
Written option premiums received	448,615	—	—	—
(a) Includes market value of securities on loan:	23,413,295	13,883,649	3,377,236	2,198,654

Class A:
Net assets	40,219,734	83,952,160	203,841,777	5,148,737
Shares outstanding ($0.001 par value; unlimited shares authorized)	3,674,222	7,301,950	29,326,469	1,380,096

Net asset value per share(a)	10.95	11.50	6.95	3.73

Maximum offering price per share(b)	11.59	12.17	7.20	3.87

Class C:
Net assets	50,005,855	55,380,701	232,468,242	344,412
Shares outstanding ($0.001 par value; unlimited shares authorized)	4,876,923	5,082,993	33,457,264	91,867

Net asset value and offering price per share(a)	10.25	10.90	6.95	3.75

Class Z:
Net assets	570,997,835	158,854,362	241,197,454	53,976,410
Shares outstanding ($0.001 par value; unlimited authorization)	50,345,018	13,386,327	34,732,988	14,552,402

Net asset value, offering and redemption price per share	11.34	11.87	6.94	3.71

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.50% for the Long/Short Equity Fund and the Long/Short Healthcare Fund. The sales charge is 3.50% for the Floating Rate Opportunities Fund and the Opportunistic Credit Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	33

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)	Highland Opportunistic Credit Fund ($)
Investment Income
Income:
Dividends	6,558,584	2,608,003	405,230	846,359
Less: Foreign taxes withheld	(45,689)	(12,672)	—	—
Securities lending income (Note 4)	264,710	756,745	62,958	18,999
Interest from unaffiliated issuers	—	817,113	40,615,063	8,269,449
Interest from affiliated issuers (Note 10)	—	—	4,388,047	—
Other income	499	37,603	1,368,467	93,834

Total Income	6,778,104	4,206,792	46,839,765	9,228,641

Expenses:
Investment advisory (Note 7)	18,686,241	5,962,673	4,451,860	732,840
Administration fees (Note 7)	1,660,999	1,192,534	1,369,803	—
Distribution and shareholder service fees: (Note 7)
Class A	241,045	497,542	621,656	19,668
Class C	593,680	805,296	2,184,873	1,623
Transfer agent fees	542,305	552,199	611,099	10,313
Trustees fees (Note 7)	133,232	98,587	100,461	11,518
Accounting services fees	253,552	209,994	222,612	49,911
Audit fees	203,633	155,073	164,841	26,215
Legal fees	428,681	374,908	636,510	54,020
Registration fees	71,000	97,059	70,171	47,360
Insurance	125,830	100,343	106,796	8,687
Reports to shareholders	126,742	110,709	119,356	5,009
Interest expense (Note 6)	73,425	—	457,165	147,638
Commitment fees-credit agreement (Note 6)	27,808	24,608	485,648	2,599
Dividends and fees on securities sold short (Note 2)	4,703,158	4,966,445	65,229	978
Other	107,445	107,549	116,714	38,656

Total operating expenses before waiver and reimbursement (Note 7)	27,978,776	15,255,519	11,784,794	1,157,035
Less: Expenses waived or borne by the adviser and administrator	(10,381,245)	—	(1,754,419)	(388,222)

Net operating expenses	17,597,531	15,255,519	10,030,375	768,813

Net investment income (loss)	(10,819,427)	(11,048,727)	36,809,390	8,459,828

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(44,630,015)	(206,463,662)	(226,361)	(9,310,178)
Investments from affiliated issuers (Note 10)	—	—	(3,129,412)	—
Securities sold short (Note 2)	11,948,695	23,671,562	—	295,555
Swap contracts (Note 3)	10,761,903	—	—	—
Written options contracts (Note 3)	12,199,697	(1,868,880)	—	—
Futures contracts (Note 3)	1,545,495	—	—	—
Foreign currency related transactions	(1,068,431)	180,788	2,566	(1,482)
Change in unrealized appreciation (depreciation) on:
Investments	(20,010,449)	(17,080,481)	(81,567,580)	(16,214,602)
Securities sold short (Note 2)	(6,297,507)	3,073,205	(116,882)	(18,660)
Swap contracts (Note 3)	502,213	—	—	—
Unfunded transactions (Note 11)	—	—	(24,512)	(2,592)
Written options contracts (Note 3)	(212,842)	(1,978,038)	—	—
Futures contracts (Note 3)	235,732	—	—	—
Foreign currency related translations	(12,776)	(117)	—	2,000

Net realized and unrealized loss on investments	(35,038,285)	(200,465,623)	(85,062,181)	(25,249,959)

Total decrease in net assets resulting from operations	(45,857,712)	(211,514,350)	(48,252,791)	(16,790,131)

34	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2016 ($)	Year Ended June 30, 2015 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(10,819,427)	(12,750,421)
Net realized gain (loss) on investments, securities sold short, futures contracts and foreign currency transactions	(9,242,656)	62,343,276
Net decrease in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts and foreign currency transactions	(25,795,629)	(26,683,821)

Net increase (decrease) from operations	(45,857,712)	22,909,034

Distributions to shareholders from:
Net realized gains
Class A	(2,927,543)	(5,853,187)
Class C	(2,622,346)	(2,248,689)
Class Z	(28,703,476)	(29,585,095)

Total distributions	(34,253,365)	(37,686,971)

Increase (decrease) in net assets from operations and distributions	(80,111,077)	(14,777,937)

Share transactions:
Proceeds from sale of shares
Class A	30,681,439	31,667,469
Class C	25,691,462	15,255,722
Class Z	314,509,422	253,530,788
Value of distributions reinvested
Class A	2,196,732	5,528,013
Class C	1,835,375	1,652,664
Class Z	19,307,282	25,625,493
Cost of shares redeemed
Class A	(62,280,099)	(151,059,357)
Class C	(26,843,357)	(15,641,639)
Class Z	(420,465,554)	(313,132,817)

Net decrease from shares transactions	(115,367,298)	(146,573,664)

Total decrease in net assets	(195,478,375)	(161,351,601)

Net Assets
Beginning of period	856,701,799	1,018,053,400

End of period	661,223,424	856,701,799

Accumulated net investment loss	(4,464,114)	—

See accompanying Notes to Financial Statements.	35

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	2,684,235	2,610,442
Issued for distribution reinvested	193,374	476,142
Shares redeemed	(5,616,962)	(12,732,161)

Net increase (decrease) in fund shares	(2,739,353)	(9,645,577)

Class C:
Shares sold	2,360,636	1,332,805
Issued for distribution reinvested	171,851	149,970
Shares redeemed	(2,570,556)	(1,371,263)

Net increase (decrease) in fund shares	(38,069)	111,512

Class Z:
Shares sold	26,617,314	20,571,637
Issued for distribution reinvested	1,643,173	2,144,393
Shares redeemed	(36,555,781)	(25,376,396)

Net increase (decrease) in fund shares	(8,295,294)	(2,660,366)

36	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2016 ($)	Year Ended June 30, 2015 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(11,048,727)	(9,401,057)
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(184,480,192)	48,028,566
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, unfunded transactions, written options and foreign currency transactions	(15,985,431)	13,485,497

Net increase (decrease) from operations	(211,514,350)	52,113,006

Distributions to shareholders from:
Net realized gains
Class A	(6,880,166)	(6,673,843)
Class C	(4,004,462)	(2,470,677)
Class Z	(18,542,641)	(6,599,458)

Total distributions	(29,427,269)	(15,743,978)

Increase (decrease) in net assets from operations and distributions	(240,941,619)	36,369,028

Share transactions:
Proceeds from sale of shares
Class A	98,279,483	176,502,361
Class C	40,918,847	43,110,193
Class Z	302,636,678	425,849,305
Value of distributions reinvested
Class A	6,645,804	6,350,239
Class C	3,950,299	2,424,087
Class Z	16,022,635	5,013,629
Cost of shares redeemed
Class A	(145,627,250)	(164,537,738)
Class C	(41,705,881)	(13,665,110)
Class Z	(459,470,107)	(114,138,271)
Redemption fees (Note 7)	—	—

Net increase (decrease) from shares transactions	(178,349,492)	366,908,695

Total increase (decrease) in net assets	(419,291,111)	403,277,723

Net Assets
Beginning of period	717,478,334	314,200,611

End of period	298,187,223	717,478,334

Accumulated net investment loss	(4,018,243)	(60,311)

See accompanying Notes to Financial Statements.	37

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	6,619,324	11,393,294
Issued for distribution reinvested	495,586	441,909
Shares redeemed	(10,878,179)	(10,943,902)

Net increase (decrease) in fund shares	(3,763,269)	891,301

Class C:
Shares sold	2,803,032	2,866,647
Issued for distribution reinvested	310,070	176,169
Shares redeemed	(3,453,207)	(926,880)

Net increase (decrease) in fund shares	(340,105)	2,115,936

Class Z:
Shares sold	19,940,540	26,829,513
Issued for distribution reinvested	1,160,220	340,369
Shares redeemed	(34,960,817)	(7,251,195)

Net increase (decrease) in fund shares	(13,860,057)	19,918,687

38	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2016 ($)	Year Ended June 30, 2015 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	36,809,390	37,245,292
Net realized loss on investments and foreign currency transactions	(3,353,207)	(703,495)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(81,708,974)	(46,159,348)

Net increase (decrease) from operations	(48,252,791)	(9,617,551)

Distributions to shareholders from:
Net investment income
Class A	(10,094,272)	(10,838,285)
Class C	(13,337,632)	(12,602,357)
Class Z	(12,813,227)	(13,964,486)

Total distributions	(36,245,131)	(37,405,128)

Increase (decrease) in net assets from operations and distributions	(84,497,922)	(47,022,679)

Share transactions:
Proceeds from sale of shares
Class A	88,747,945	55,690,350
Class C	30,733,727	28,999,816
Class Z	185,169,526	235,401,939
Value of distributions reinvested
Class A	8,572,111	9,259,312
Class C	11,072,969	10,317,472
Class Z	12,097,459	12,990,466
Cost of shares redeemed
Class A	(71,913,418)	(191,688,891)
Class C	(83,780,214)	(94,967,897)
Class Z	(212,511,149)	(289,002,440)

Net decrease from shares transactions	(31,811,044)	(222,999,873)

Total decrease in net assets	(116,308,966)	(270,022,552)

Net Assets
Beginning of period	793,816,439	1,063,838,991

End of period	677,507,473	793,816,439

Accumulated net investment loss	(19,936,095)	(20,491,619)

See accompanying Notes to Financial Statements.	39

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	12,570,378	6,989,859
Issued for distribution reinvested	1,224,828	1,170,286
Shares redeemed	(10,183,669)	(24,246,789)

Net increase (decrease) in fund shares	3,611,537	(16,086,644)

Class C:
Shares sold	4,386,158	3,655,118
Issued for distribution reinvested	1,580,895	1,306,488
Shares redeemed	(11,934,153)	(12,007,722)

Net increase (decrease) in fund shares	(5,967,100)	(7,046,116)

Class Z:
Shares sold	27,012,413	29,662,556
Issued for distribution reinvested	1,715,740	1,645,504
Shares redeemed	(30,239,549)	(36,566,001)

Net increase (decrease) in fund shares	(1,511,396)	(5,257,941)

40	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2016 ($)	Year Ended June 30, 2015 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	8,459,828	2,303,346
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(9,016,105)	201,621
Net decrease in unrealized appreciation (depreciation) on investments, securities sold short, unfunded transactions, written options contracts and foreign currency related transactions	(16,233,854)	(4,981,055)

Net increase (decrease) from operations	(16,790,131)	(2,476,088)

Distributions to shareholders from:
Net investment income
Class A	(705,700)	(247,809)
Class C	(22,677)	(4,360)
Class Z	(7,631,380)	(2,306,100)

Total distributions	(8,359,757)	(2,558,269)

Increase (decrease) in net assets from operations and distributions	(25,149,888)	(5,034,357)

Share transactions:
Proceeds from sale of shares
Class A	692,609	12,842,765
Class C	299,300	195,108
Class Z	12,385,043	75,900,453
Value of distributions reinvested
Class A	698,815	239,562
Class C	22,629	4,285
Class Z	7,132,838	2,169,391
Cost of shares redeemed
Class A	(1,770,647)	(4,796,353)
Class C	(94,005)	(25,316)
Class Z	(21,529,791)	(9,016,402)
Reorganization (Note 13)
Class Z	—	11,582,156

Net increase (decrease) from shares transactions	(2,163,209)	89,095,649

Total increase (decrease) in net assets	(27,313,097)	84,061,292

Net Assets
Beginning of period	86,782,656	2,721,364

End of period	59,469,559	86,782,656

Accumulated net investment income (loss)	(29,345)	(245,649)

See accompanying Notes to Financial Statements.	41

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	179,217	2,294,798
Issued for distribution reinvested	180,815	44,057
Shares redeemed	(437,390)	(881,401)

Net increase (decrease) in fund shares	(77,358)	1,457,454

Class C:
Shares sold	77,389	34,063
Issued for distribution reinvested	6,007	788
Shares redeemed	(21,742)	(4,638)

Net increase (decrease) in fund shares	61,654	30,213

Class Z:
Shares sold	3,203,906	15,699,757
Issued for distribution reinvested	1,851,005	399,849
Shares redeemed	(5,392,262)	(1,648,031)
Subscriptions from Reorganization (Note 13)	—	438,178

Net increase (decrease) in fund shares	(337,351)	14,889,753

42	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2016	Highland Long/Short Equity Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(45,857,712)

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(3,146,703,230)
Proceeds from disposition investment securities from unaffiliated issuers	3,279,291,049
Purchases of short-term portfolio investments, net	(197,390,100)
Purchases of securities sold short	(2,198,531,058)
Proceeds of securities sold short	2,146,853,377
Purchases of purchased options	(47,415,032)
Proceeds of purchased options	43,959,469
Net premium received on open written options contracts	12,217,680
Net realized loss on investments from unaffiliated issuers	44,735,697
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(23,079,939)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swap contracts, written options contracts and foreign currency related translations	26,031,339
Decrease in restricted cash	107,982,379
Increase in receivable for investments sold	(47,203,046)
Increase in receivable for dividends and interest	(95,858)
Increase in receivable for swap receivable	(1,258,053)
Increase in receivable for terminated swaps	(302,762)
Increase in other assets	(47,397)
Decrease in payable for variation margin	(192,332)
Increase in payable for investments purchased	71,306,362
Decrease in payables to related parties	(197,206)
Increase in payable upon receipt of securities on loan	1,065,795
Increase in payable for distribution and shareholder service fees	2,500
Decrease in payable for transfer agent fees	(163,718)
Decrease in payable for commitment fees	(7,367)
Increase in accrued expenses and other liabilities	5,519

Net cash flow provided by operating activities	25,006,356

Cash Flows Used In Financing Activities:
Distributions paid in cash	(10,787,765)
Payments on shares redeemed	(508,609,720)
Proceeds from shares sold	372,763,917

Net cash flow used in financing activities	(146,633,568)

Effect of exchange rate changes on cash	(1,081,207)

Net decrease in cash	(122,708,419)

Cash and Foreign Currency:
Beginning of year	122,825,929

End of year	117,510

Supplemental disclosure of cash flow information:
Reinvestment of distributions	23,339,389

Cash paid during the year for interest	73,425

Cash paid during the year for commitment fees	35,175

See accompanying Notes to Financial Statements.	43

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2016	Highland Long/Short Healthcare Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net decrease in net assets resulting from operations	(211,514,350)

Adjustments to Reconcile Net Investment Loss to Net Cash Used for Operating Activities:
Purchases of investment securities from unaffiliated issuers	(4,590,513,809)
Proceeds from disposition of investment securities from unaffiliated issues	4,775,585,518
Proceeds from sales of short-term portfolio investments, net	(16,192,705)
Purchases of securities sold short	(3,432,560,808)
Proceeds of securities sold short	3,424,355,253
Purchases of purchased options	(329,182,518)
Proceeds of purchased options	311,447,701
Paydowns at cost	4,402,969
Net accretion of discount	(197,647)
Net premium received on open written options contracts	(3,899,456)
Net realized loss on Investments from unaffiliated issuers	206,584,949
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(21,983,470)
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	15,920,877
Increase in restricted cash	(8,227,713)
Decrease in receivable for investments sold	1,895,379
Increase in dividends and interest receivable	(75,919)
Increase in prepaid expenses and other assets	(91,161)
Decrease in payable upon receipt of securities on loan	(52,686,311)
Increase in payable for investments purchased	46,749,678
Decrease in payables to related parties	(384,905)
Increase in payable for distribution and shareholder service fees	1,332
Decrease in payable for commitment fees	(3,438)
Decrease in payable to transfer agent fees	(18,888)
Increase in accrued expenses and other liabilities	46,308

Net cash flow used for operating activities	119,456,866

Cash Flows Received from (Used In) Financing Activities:
Payments on shares redeemed	(646,774,720)
Proceeds from shares sold	453,293,074
Distributions paid in cash	(2,857,426)

Net cash flow received from (used in) financing activities	(196,339,072)

Effect of exchange rate changes on cash	180,671

Net Decrease in Cash	(76,701,535)

Cash and Foreign Currency/Due to Custodian:
Beginning of year	76,701,535

End of year	0

Supplemental disclosure of cash flow information:
Reinvestment of distributions	26,618,738

Cash paid during the year for commitment fees	21,170

44	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2016	Highland Opportunistic Credit Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net decrease in net assets resulting from operations	(16,790,131)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(62,207,328)
Proceeds from disposition of investment securities from unaffiliated issues	82,471,862
Proceeds from sales of short-term portfolio investments, net	4,275,091
Purchases of securities sold short	(1,326,365)
Proceeds of securities sold short	2,649,560
Paydowns at cost	6,104,478
Net accretion of discount	(1,395,866)
Net realized loss on investments from unaffiliated issuers	9,310,178
Net realized gain on securities sold short	(295,555)
Net realized loss on foreign currency related transactions	1,482
Net change in unrealized depreciation on investments, securities sold short and foreign currency related translations	16,233,854
Increase in restricted cash	(580,262)
Decrease in receivable for investments sold	1,318,937
Decrease in receivable for dividends and interest	82,425
Decrease in receivable for investment advisory and administration fees	29,310
Decrease in prepaid expenses and other assets	4,444
Decrease in payable for investments purchased	(22,437,517)
Increase in payables to related parties	17,767
Increase in payable for distribution and shareholder service fees	70
Decrease in payable upon receipt of securities on loan	(8,374,925)
Decrease in payable for transfer fees	(1,138)
Increase in payable for interest expense	1,404
Decrease in payable for commitment fees	(465)
Increase in accrued expenses and other liabilities	1,865

Net cash flow provided by operating activities	9,093,175

Cash Flows Used In Financing Activities:
Borrowings under credit facilities	22,500,000
Repayments of credit facilities	(22,500,000)
Payment of shares redeemed	(23,359,530)
Proceeds from shares sold	13,280,307
Distributions paid in cash	(502,923)

Net cash flow used in financing activities	(10,582,146)

Effect of exchange rate changes on cash	518

Net decrease in cash	(1,488,453)

Cash:
Beginning of year	1,488,453

End of year	0

Supplemental disclosure of cash flow information:
Reinvestment of distributions	7,854,282

Cash paid during the period for interest	147,638

Cash paid during the period for commitment fees	3,064

See accompanying Notes to Financial Statements.	45

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$11.98	$12.18	$11.37	$11.30	$11.10
Income from Investment Operations:
Net investment income (loss)(a)	(0.18)	(0.20)	(0.21)	(0.16)	(0.22)
Redemption fees added to paid-in-capital(a)	—	—	— (b)	— (b)	— (b)
Net realized and unrealized gain/(loss)(a)	(0.40)	0.48	1.97	0.53	0.48

Total from investment operations	(0.58)	0.28	1.76	0.37	0.26
Less Distributions Declared to Shareholders:
From net realized gains	(0.45)	(0.48)	(0.95)	(0.30)	(0.06)

Total distributions declared to shareholders	(0.45)	(0.48)	(0.95)	(0.30)	(0.06)
Net Asset Value, End of Year(c)	$10.95	$11.98	$12.18	$11.37	$11.30
Total Return(c)(d)	(4.99)%	2.45%	15.60%	3.38%	2.42%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$40,219	$76,813	$195,612	$141,351	$265,712
Gross operating expenses(f)(g)	3.62%	3.58%	3.75%	3.79%	3.66%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.25)%	(1.25)%
Net operating expenses(f)(h)	2.37%	2.33%	2.50%	2.54%	2.41%
Dividends and fees on securities sold short	0.57%	0.49%	0.56%	0.66%	0.53%
Net operating expenses (excluding dividends and fees on securities sold short)	1.80%	1.84%	1.94%	1.88%	1.88%
Net investment income (loss)	(1.56)%	(1.63)%	(1.69)%	(1.40)%	(1.99)%
Portfolio turnover rate	457%	414%	349%	706%	650%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 3.60%, 3.51%, 3.75%, 3.79% and 3.66% for the years ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

46	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$11.32	$11.62	$10.95	$10.96	$10.83
Income from Investment Operations:
Net investment (loss)(a)	(0.23)	(0.26)	(0.27)	(0.22)	(0.28)
Redemption fees added to paid-in capital(a)	—	—	— (b)	— (b)	— (b)
Net realized and unrealized gain/(loss)(a)	(0.39)	0.44	1.89	0.51	0.47

Total from investment operations	(0.62)	0.18	1.62	0.29	0.19
Less Distributions Declared to Shareholders:
From net realized gains	(0.45)	(0.48)	(0.95)	(0.30)	(0.06)

Total distributions declared to shareholders	(0.45)	(0.48)	(0.95)	(0.30)	(0.06)
Net Asset Value, End of Year(c)	$10.25	$11.32	$11.62	$10.95	$10.96
Total return(c)(d)	(5.65)%	1.69%	14.89%	2.75%	1.83%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$50,006	$55,639	$55,795	$45,925	$57,677
Gross operating expenses(f)(g)	4.27%	4.28%	4.39%	4.48%	4.31%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.26)%	(1.25)%
Net operating expenses(f)(h)	3.02%	3.03%	3.14%	3.22%	3.06%
Dividends and fees on securities sold short	0.57%	0.54%	0.56%	0.67%	0.53%
Net operating expenses (excluding dividends and fees on securities sold short)	2.45%	2.49%	2.58%	2.55%	2.53%
Net investment income (loss)	(2.20)%	(2.27)%	(2.35)%	(2.02)%	(2.64)%
Portfolio turnover rate	457%	414%	349%	706%	650%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 4.26%, 4.21%, 4.39%, 4.48% and 4.31% for the years ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	47

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$12.35	$12.51	$11.61	$11.50	$11.27
Income from Investment Operations:
Net investment (loss)(a)	(0.14)	(0.16)	(0.17)	(0.11)	(0.18)
Redemption fees added to paid-in capital(a)	—	—	— (b)	— (b)	— (b)
Net realized and unrealized gain/(loss)(a)	(0.42)	0.48	2.02	0.52	0.47

Total from investment operations	(0.56)	0.32	1.85	0.41	0.29
Less Distributions Declared to Shareholders:
From net realized gains	(0.45)	(0.48)	(0.95)	(0.30)	(0.06)

Total distributions declared to shareholders	(0.45)	(0.48)	(0.95)	(0.30)	(0.06)
Net Asset Value, End of Year(c)	$11.34	$12.35	$12.51	$11.61	$11.50
Total return(c)(d)	(4.67)%	2.71%	16.07%	3.68%	2.56%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$570,998	$724,250	$766,646	$692,705	$399,689
Gross operating expenses(f)(g)	3.27%	3.28%	3.39%	3.54%	3.31%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.26)%	(1.25)%
Net operating expenses(f)(h)	2.02%	2.03%	2.14%	2.28%	2.06%
Dividends and fees on securities sold short	0.57%	0.54%	0.56%	0.71%	0.53%
Net operating expenses (excluding dividends and fees on securities sold short)	1.45%	1.49%	1.58%	1.57%	1.53%
Net investment income (loss)	(1.20)%	(1.27)%	(1.34)%	(0.96)%	(1.64)%
Portfolio turnover rate	457%	414%	349%	706%	650%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 3.26%, 3.21%, 3.39%, 3.54% and 3.31% for the years ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

48	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016	2015	2014		2013		2012

Net Asset Value, Beginning of Year	$16.22	$15.07	$11.03		$10.87		$13.75
Income from Investment Operations:
Net investment income (loss)(a)	(0.28)	(0.32)	(0.27)		(0.26)		(0.28)
Redemption fees added to paid-in capital	—	—	—	(a)(b)	—	(a)(b)	0.01 (a)
Capital contributions (Note 1)	—	—	—		(0.03	)(a)	—
Net realized and unrealized gain/(loss)(a)	(3.86)	2.15	4.31		0.45		(1.36)

Total from investment operations	(4.14)	1.83	4.04		0.16		(1.63)
Less Distributions Declared to Shareholders:
From net realized gains	(0.58)	(0.68)	—		—		(1.25)

Total distributions declared to shareholders	(0.58)	(0.68)	—		—		(1.25)
Net Asset Value, End of Year(c)	$11.50	$16.22	$15.07		$11.03		$10.87
Total return(c)(d)	(26.03)%	12.71%	36.63%		1.47%		(12.37)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$83,952	$179,486	$153,358		$11,652		$29,861
Gross operating expenses(f)(g)	2.70%	2.55%	2.55%		3.52%		3.30%
Waiver/reimbursement	—	—	—		—		(0.36)%
Net operating expenses(f)(h)	2.70%	2.55%	2.55%		3.52%		2.94%
Dividends and fees on securities sold short	0.85%	0.77%	0.77%		1.03%		1.09%
Net operating expenses (excluding dividends and fees on securities sold short)	1.85%	1.78%	1.78%		2.49%		1.85%
Net investment income (loss)	(2.01)%	(2.09)%	(1.82)%		(2.48)%		(2.31)%
Portfolio turnover rate	901%	409%	538%		1,035%		1,336%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 2.70%, 2.55%, 2.55%, 3.52% and 3.30% for the years ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	49

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016	2015	2014		2013		2012

Net Asset Value, Beginning of Year	$15.48	$14.50	$10.68		$10.59		$13.54
Income from Investment Operations:
Net investment (loss)(a)	(0.34)	(0.42)	(0.35)		(0.31)		(0.34)
Redemption fees added to paid-in capital	—	—	—	(a)(b)	—	(a)(b)	0.01 (a)
Capital Contributions (Note 1)	—	—	—		(0.03	)(a)	—
Net realized and unrealized gain/(loss)(a)	(3.66)	2.08	4.17		0.43		(1.37)

Total from investment operations	(4.00)	1.66	3.82		0.09		(1.70)
Less Distributions Declared to Shareholders:
From net realized gains	(0.58)	(0.68)	—		—		(1.25)

Total distributions declared to shareholders	(0.58)	(0.68)	—		—		(1.25)
Net Asset Value, End of Year(c)	$10.90	$15.48	$14.50		$10.68		$10.59
Total return(c)(d)	(26.37)%	12.02%	35.77%		0.85%		(13.04)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$55,381	$83,971	$47,964		$5,460		$9,181
Gross operating expenses(f)(g)	3.38%	3.29%	3.25%		4.20%		3.95%
Waiver/reimbursement	—	—	—		—		(0.36)%
Net operating expenses(f)(h)	3.38%	3.29%	3.25%		4.20%		3.59%
Dividends and fees on securities sold short	0.87%	0.84%	0.79%		1.07%		1.09%
Net operating expenses (excluding dividends and fees on securities sold short)	2.51%	2.45%	2.46%		3.13%		2.50%
Net investment income (loss)	(2.66)%	(2.81)%	(2.51)%		(3.05)%		(2.96)%
Portfolio turnover rate	901%	409%	538%		1,035%		1,336%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 3.38%, 3.28%, 3.25%, 4.20% and 3.95% for the years ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

50	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016	2015	2014		2013		2012

Net Asset Value, Beginning of Year	$16.66	$15.40	$11.23		$11.03		$13.88
Income from Investment Operations:
Net investment (loss)(a)	(0.23)	(0.30)	(0.22)		(0.21)		(0.24)
Redemption fees added to paid-in capital	—	—	—	(a)(b)	—	(a)(b)	0.01 (a)
Capital contributions (Note 1)	—	—	—		(0.03	)(a)	—
Net realized and unrealized gain/(loss)(a)	(3.98)	2.24	4.39		0.44		(1.37)

Total from investment operations	(4.21)	1.94	4.17		0.20		(1.60)
Less Distributions Declared to Shareholders:
From net realized gains	(0.58)	(0.68)	—		—		(1.25)

Total distributions declared to shareholders	(0.58)	(0.68)	—		—		(1.25)
Net Asset Value, End of Year(c)	$11.87	$16.66	$15.40		$11.23		$11.03
Total return(c)(d)	(25.75)%	13.16%	37.13%		1.81%		(11.95)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$158,854	$454,021	$112,879		$13,801		$14,210
Gross operating expenses(f)(g)	2.32%	2.41%	2.26%		3.24%		2.95%
Waiver/reimbursement	—	—	—		—	(i)	(0.36)%
Net operating expenses(f)(h)	2.32%	2.41%	2.26%		3.24%		2.59%
Dividends and fees on securities sold short	0.82%	0.96%	0.80%		1.13%		1.09%
Net operating expenses (excluding dividends and fees on securities sold short)	1.50%	1.45%	1.46%		2.11%		1.50%
Net investment income (loss)	(1.62)%	(1.90)%	(1.51)%		(1.95)%		(1.96)%
Portfolio turnover rate	901%	409%	538%		1,035%		1,336%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 2.32%, 2.40%, 2.26%, 3.24% and 2.95% for the years ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(i)	Represents less than 0.005%.

See accompanying Notes to Financial Statements.	51

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016		2015		2014		2013		2012

Net Asset Value, Beginning of Year	$7.83		$8.20		$7.74		$6.85		$6.96
Income from Investment Operations:
Net investment income (loss)(a)	0.41		0.33		0.33		0.30		0.26
Redemption fees added to paid-in-capital(a)	—		—		—	(b)	—	(b)	— (b)
Net realized and unrealized gain/(loss)(a)	(0.88)		(0.36)		0.46		0.98		(0.07)

Total from investment operations	(0.47)		(0.03)		0.79		1.28		0.19
Less Distributions Declared to Shareholders:
From net investment income	(0.41)		(0.34)		(0.32)		(0.30	)(c)	(0.30)
From return of capital	—		—		(0.01)		(0.09	)(c)	—

Total distributions declared to shareholders	(0.41)		(0.34)		(0.33)		(0.39)		(0.30)
Net Asset Value, End of Year(d)	$6.95		$7.83		$8.20		$7.74		$6.85
Total Return(d)(e)	(5.96)%		(0.36)%		10.43%		19.16%		2.52%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$203,842		$201,433		$342,776		$249,450		$203,684
Gross operating expenses(g)	1.73	%(h)	1.37	%(h)	1.60	%(h)	1.79%		2.53%
Waiver/reimbursement	(0.27)%		0.01%		(0.26)%		(0.21)%		—
Net operating expenses(i)	1.46	%(h)	1.38	%(h)	1.34	%(h)	1.58%		2.53%
Dividends and fees on securities sold short	0.01%		0.05%		0.04%		—		—
Net operating expenses (excluding dividends and fees on securities sold short)	1.45%		1.33%		1.30%		1.58%		2.53%
Net investment income (loss)	5.65%		4.12%		4.15%		4.06%		3.91%
Portfolio turnover rate	53%		55%		69%		71%		50%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.32) and $(0.07), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 1.58%, 1.33%, 1.52%, 1.65% and 2.11% for the years ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Includes dividends and fees on securities sold short.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

52	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016		2015		2014		2013		2012

Net Asset Value, Beginning of Year	$7.83		$8.20		$7.74		$6.85		$6.96
Income from Investment Operations:
Net investment income(a)	0.37		0.29		0.30		0.26		0.23
Redemption fees added to paid-in capital(a)	—		—		—	(b)	—	(b)	— (b)
Net realized and unrealized gain/(loss)(a)	(0.88)		(0.36)		0.45		0.98		(0.07)

Total from investment operations	(0.51)		(0.07)		0.75		1.24		0.16
Less Distributions Declared to Shareholders:
From net investment income	(0.37)		(0.30)		(0.28)		(0.26	)(c)	(0.27)
From return of capital	—		—		(0.01)		(0.09	)(c)	—

Total distributions declared to shareholders	(0.37)		(0.30)		(0.29)		(0.35)		(0.27)
Net Asset Value, End of Year(d)	$6.95		$7.83		$8.20		$7.74		$6.85
Total Return(d)(e)	(6.43)%		(0.87)%		9.90%		18.58%		2.01%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$232,468		$308,710		$380,974		$326,476		$320,178
Gross operating expenses(g)	2.23	%(h)	1.87	%(h)	2.10	%(h)	2.30%		3.03%
Waiver/reimbursement	(0.27)%		0.01%		(0.26)%		(0.22)%		—
Net operating expenses(i)	1.96	%(h)	1.89	%(h)	1.84	%(h)	2.08%		3.03%
Dividends and fees on securities sold short	0.01%		0.05%		0.04%		—		—
Net operating expenses (excluding dividends and fees on securities sold short)	1.95%		1.84%		1.80%		2.08%		3.03%
Net investment income (loss)	5.65%		3.71%		3.72%		3.56%		3.41%
Portfolio turnover rate	53%		55%		69%		71%		50%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.28) and $(0.07), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 2.08%, 1.84%, 2.02%, 2.16% and 2.61% for the years ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Includes dividends and fees on securities sold short.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	53

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2016		2015		2014		2013		2012

Net Asset Value, Beginning of Year	$7.83		$8.19		$7.74		$6.84		$6.96
Income from Investment Operations:
Net investment income(a)	0.43		0.36		0.36		0.29		0.29
Redemption fees added to paid-in capital(a)	—		—		—	(b)	—	(b)	— (b)
Net realized and unrealized gain/(loss)(a)	(0.89)		(0.36)		0.45		1.03		(0.08)

Total from investment operations	(0.46)		—	(b)	0.81		1.32		0.21
Less Distributions Declared to Shareholders:
From net investment income	(0.43)		(0.36)		(0.35)		(0.33	)(c)	(0.33)
From return of capital	—		—		(0.01)		(0.09	)(c)	—

Total distributions declared to shareholders	(0.43)		(0.36)		(0.36)		(0.42)		(0.33)
Net Asset Value, End of Year(d)	$6.94		$7.83		$8.19		$7.74		$6.84
Total return(d)(e)	(5.77)%		0.11%		10.68%		19.77%		2.73%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$241,197		$283,673		$340,089		$170,170		$22,568
Gross operating expenses(g)	1.38	%(h)	1.03	%(h)	1.25	%(h)	1.31%		2.18%
Waiver/reimbursement	(0.27)%		0.01%		(0.26)%		(0.27)%		—
Net operating expenses(i)	1.11	%(h)	1.04	%(h)	0.99	%(h)	1.04%		2.18%
Dividends and fees on securities sold short	0.01%		0.05%		0.04%		—		—
Net operating expenses (excluding dividends and fees on securities sold short)	1.10%		0.99%		0.95%		1.04%		2.18%
Net investment income (loss)	5.65%		4.55%		4.49%		3.88%		4.26%
Portfolio turnover rate	53%		55%		69%		71%		50%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.34) and $(0.08), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 1.23%, 0.99%, 1.17%, 1.21% and 1.76% for the years ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Includes dividends and fees on securities sold short.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

54	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:

	For the Years Ended June 30,
	2016	2015*

Net Asset Value, Beginning of Year	$5.30	$6.22
Income from Investment Operations:
Net investment income (loss)(a)	0.53	0.24
Net realized and unrealized gain/(loss)(a)	(1.59)	(0.93)

Total from investment operations	(1.06)	(0.69)
Less Distributions Declared to Shareholders:
From net investment income	(0.51)	(0.23)

Total distributions declared to shareholders	(0.51)	(0.23)
Net Asset Value, End of Year(b)	$3.73	$5.30
Total return(b)(c)	(19.68)%	(11.14)
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$5,149	$7,730
Gross operating expenses(e)	2.14%	2.30
Waiver/reimbursement	(0.61)%	(1.03)
Net operating expenses(f)	1.53%	1.27
Net investment income (loss)	13.06%	4.43
Portfolio turnover rate	83%	41

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Gross operating expenses (excluding interest expense and commitment fees) were 1.91% for the year ended June 30, 2016.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	55

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:

	For the Years Ended June 30,
	2016	2015*

Net Asset Value, Beginning of Year	$5.30	$6.22
Income from Investment Operations:
Net investment income (loss)(a)	0.50	0.21
Net realized and unrealized gain/(loss)(a)	(1.58)	(0.93)

Total from investment operations	(1.08)	(0.72)
Less Distributions Declared to Shareholders:
From net investment income	(0.47)	(0.20)

Total distributions declared to shareholders	(0.47)	(0.20)
Net Asset Value, End of Year(b)	$3.75	$5.30
Total return(b)(c)	(20.16)%	(11.61)%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$344	$160
Gross operating expenses(e)	2.64%	2.80%
Waiver/reimbursement	(0.61)%	(1.03)%
Net operating expenses(f)	2.03%	1.77%
Net investment income (loss)	12.85%	3.88%
Portfolio turnover rate	83%	41%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Gross operating expenses (excluding interest expense and commitment fees) were 2.41% for the year ended June 30, 2016.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

56	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/16	For the Year Ended 06/30/15*	For the Six Months Ended 06/30/14**		For the Years Ended December 31,
					2013**	2012**		2011**

Net Asset Value, Beginning of Period	$5.30	$6.21	$6.04		$4.49	$3.36		$3.60
Income from Investment Operations:
Net investment income/(loss)	0.54 (a)	0.26 (a)	(0.05)		0.05	(0.04	)(a)	(0.01)
Net realized and unrealized gain/(loss)	(1.59)	(0.92)	0.22		1.50	1.17		(0.23)

Total from investment operations shareholders	(1.05)	(0.66)	0.17		1.55	1.13		(0.24)
Less Distributions Declared to Shareholders:
From net investment income	(0.54)	(0.25)	—		—	—		—

Total distributions declared to shareholders	(0.54)	(0.25)	—		—	—		—
Net Asset Value, End of Year(b)	$3.71	$5.30	$6.21		$6.04	$4.49		$3.36
Total return(b)(c)	(19.43)%	(10.63)%	2.81	%(d)	34.52%	33.23%		(6.39)%
Ratios based on average net assets of common shares:
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$53,977	$78,893	$2,721		$816	$605		$2,757
Gross expenses(e)	1.79%	1.95%	4.23	%(f)	8.52%	6.86%		5.77%
Waiver/reimbursement	(0.61)%	(1.04)%	—		—	—		—
Net operating expenses(g)	1.18%	0.91%	4.23	%(f)	8.52%	6.86%		5.77%
Net investment income/(loss)	13.35%	4.80%	(1.53)%		0.93%	(1.55)%		(0.27)%
Portfolio turnover rate	83%	41%	—		—	—		8%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30.
**	Historical data shown is that of the Highland Special Situations Fund, which reorganized into the Highland Opportunistic Credit Fund on July 1, 2014 (See Note 13).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Gross operating expenses (excluding interest expense and commitment fees) were 1.56% for the year ended June 30, 2016.
(f)	Annualized.
(g)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	57

NOTES TO FINANCIAL STATEMENTS

June 30, 2016	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with six portfolios, each of which is non-diversified. This report includes Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”), Highland Floating Rate Opportunities Fund (the “Floating Rate Opportunities Fund”) and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/iBoxx Senior Loan ETF is reported separately and there is one additional portfolio not registered with the U.S. Securities and Exchange Commission (“SEC”) as of June 30, 2016.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and, collectively, the “Shares”). The Funds currently offer Class A, Class C and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, LP (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Funds’ income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each class share. Expenses other than those incurred by a specific Fund are allocated pro rata among the Funds and share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to generally have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value (“NAV”)), will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes and/or because of information relating to the value of each Fund’s portfolio securities as of each Fund’s period end that became available prior to the completion of this report that was not available at the time each Fund’s NAV as of its period end was published.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2016, the Funds’ investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, claims, common stocks, preferred stocks, exchange-traded funds, other registered investment companies, cash equivalents, master limited partnerships, rights, warrants, securities sold short, futures, equity swaps and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, other registered investment companies, master limited partnerships, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of June 30, 2016 is as follows:

	Total Value at June 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks
Consumer Discretionary	$115,323,943	$115,323,943	$—	$—
Consumer Staples	43,123,675	43,123,675	—	—
Energy	43,363,265	43,363,265	—	—
Financial	58,356,031	58,356,031	—	—
Healthcare	68,254,007	68,254,007	—	—
Industrials	39,729,699	36,500,723	3,228,976	—
Information Technology	159,432,170	153,392,115	6,040,055	—
Materials	22,789,342	22,789,342	—	—
Purchased Call Options	10,200	10,200	—	—
Registered Investment Companies	19,565,563	19,565,563	—	—
Cash Equivalents	196,324,305	196,324,305	—	—
Other Financial Instruments
Futures Contracts(1)
Foreign Currency Contracts	523,707	523,707	—	—
Swaps Contracts
Equity Contracts	535,213	—	535,213	—

Total Assets	767,331,120	757,526,876	9,804,244	—

Liabilities
Securities Sold Short
Exchange-Traded Funds	(54,159,757)	(54,159,757)	—	—
Consumer Discretionary	(40,096,092)	(40,096,092)	—	—
Energy	(13,125,629)	(7,629,309)	(5,496,320)	—
Financial	(19,433,022)	(19,433,022)	—	—
Healthcare	(1,837,700)	(1,837,700)	—	—
Industrials	(29,399,107)	(29,399,107)	—	—
Information Technology	(20,077,858)	(20,077,858)	—	—
Materials	(2,515,981)	(2,515,981)	—	—
Other Financial Instruments
Futures Contracts(1)
Foreign Currency Contracts	(17,768)	(17,768)	—	—
Swaps Contracts
Equity Contracts	(33,000)	—	(33,000)	—
Written Call Options
Equity Contracts	(1,000)	(1,000)	—	—
Written Put Options
Equity Contracts	(118,850)	(118,850)	—	—

Total Liabilities	(180,815,764)	(175,286,444)	(5,529,320)	—

Total	$586,515,356	$582,240,432	$4,274,924	$—

(1)	Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Investment Portfolio.

60	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

	Total Value at June 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Healthcare Fund
Assets
Corporate Bonds & Notes(1)	$9,516,250	$—	$9,516,250	$—
Foreign Corporate Bonds & Notes(1)	7,245,000	—	7,245,000	—
Common Stocks
Financial	8,385,120	8,385,120	—	—
Healthcare
Biotechnology	44,981,544	44,301,474	680,070	—
Healthcare Equipment	54,440,349	54,440,349	—	—
Healthcare Facilities	33,510,254	33,510,254	—	—
Healthcare Services	26,547,270	26,547,270	—	—
Healthcare Supplies	5,990,772	5,990,772	—	—
Healthcare Technology	3,746,117	3,746,117	—	—
Life Sciences Tools & Services	31,062,205	31,062,205	—	—
Managed Healthcare	31,676,966	31,676,966	—	—
Pharmaceuticals	25,558,777	20,551,027	—	5,007,750
Preferred Stocks(1)	2,127,947	—	2,127,947	—
Exchange-Traded Funds(1)	2,760,000	2,760,000	—	—
Master Limited Partnerships(1)	74,872	—	—	74,872
Rights(1)
Equity Contracts	86,657	86,657	—	—
Warrants(2)
Healthcare
Biotechnology	6,097,986	—	5,826,384	271,602
Life Sciences Tools & Services	841,317	—	841,317	—
Pharmaceuticals	292,913	—	292,913	—
Purchased Call Options(1)	750,000	750,000	—	—
Purchased Put Options(1)	192,500	192,500	—	—
Registered Investment Companies	14,249,410	14,249,410	—	—
Cash Equivalents	68,879,016	68,879,016	—	—

Total Assets	379,013,242	347,129,137	26,529,881	5,354,224

Liabilities
Securities Sold Short(1)	(148,227,261)	(148,227,261)	—	—

Total Liabilities	(148,227,261)	(148,227,261)	—	—

Total	$230,785,981	$198,901,876	$26,529,881	$5,354,224

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Annual Report	61

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

	Total Value at June 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Floating Rate Opportunities Fund
Assets
U.S. Senior Loans
Chemicals	$16,396,257	$—	$16,396,257	$—
Consumer Discretionary	25,227,453	—	25,227,453	—
Consumer Products	1,569,000	—	1,569,000	—
Energy	18,745,615	—	18,745,615	—
Financial	24,643,123	—	24,643,123	—
Food & Drug	3,169,432	—	3,169,432	—
Forest Products & Containers	13,513,560	—	13,513,560	—
Gaming & Leisure	19,869,723	—	9,607,948	10,261,775	(2)
Healthcare	82,949,218	—	57,444,890	25,504,328
Housing	12,465,444	—	5,257,609	7,207,835	(2)
Industrials	29,247,328	—	29,247,328	—
Information Technology	39,936,605	—	39,936,605	—
Manufacturing	7,605,952	—	5,083,297	2,522,655
Media & Telecommunications	38,454,433	—	38,454,433	—	(2)
Metals & Minerals	5,002,880	—	5,002,880	—
Retail	30,758,286	—	30,758,286	—
Service	88,527,772	—	88,527,772	—
Transportation	562,076	—	562,076	—
Utility	37,382,285	—	37,382,285	—
Foreign Denominated or Domiciled Senior Loans
Canada	2,107,332	—	2,107,332	—
Germany	291,806	—	—	291,806
Luxembourg	10,886,411	—	10,886,411	—
Marshall Islands	6,908,727	—	6,908,727	—
United Kingdom	—	—	—	—	(2)
Collateralized Loan Obligations	62,990,872	—	62,990,872	—
Corporate Bonds & Notes(1)	37,634,679	—	37,634,679	—	(2)
Claims	144,565	—	144,565	—
Common Stocks & Limited Liability Companies
Energy	1	—	—	1
Gaming & Leisure	158,662	—	—	158,662	(2)
Healthcare	5,176	—	—	5,176
Housing	5,938,465	—	—	5,938,465	(2)
Media & Telecommunications	39,448,993	—	39,448,993	—
Real Estate	8	—	—	8
Utility	281,207	—	281,207	—
Warrants(1)
Equity Contracts	63,294	—	—	63,294
Registered Investment Companies	3,442,105	3,442,105	—	—
Cash Equivalents	64,057,157	64,057,157	—	—

Total	$730,385,902	$67,499,262	$610,932,635	$51,954,005

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

62	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

	Total Value at June 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Opportunistic Credit Fund
Assets
U.S. Senior Loans
Consumer Discretionary	$374,175	$—	$374,175	$—
Energy	7,406,179	—	7,406,179	—
Financial	744,620	—	744,620	—
Healthcare	994,074	—	994,074	—
Industrials	1,038,373	—	1,038,373	—
Information Technology	2,768,896	—	2,768,896	—
Media & Telecommunications	256,862	—	256,862	—
Retail	2,511,181	—	2,511,181	—
Service	1,731,580	—	1,731,580	—
Telecommunications	673,862	—	—	673,862
Utility	5,128,097	—	5,128,097	—
Foreign Denominated or Domiciled Senior Loans(1)	1,738,990	—	1,738,990	—
Collateralized Loan Obligations	9,253,374	—	9,253,374	—
Corporate Bonds & Notes(1)	10,981,971	—	10,981,971	—
Foreign Corporate Bonds & Notes	2,201	—	2,201	—	(2)
Sovereign Bonds	1,000,000	—	1,000,000	—
Common Stocks
Chemicals	782,755	—	—	782,755
Commercial & Professional Services	12,556	12,556	—	—
Energy	1,374,337	1,374,337	—	—
Materials	1,835,826	—	—	1,835,826
Media	500,291	—	500,291	—
Telecommunication Services	1,598,340	—	—	1,598,340
Utilities	89,694	—	89,694	—
Preferred Stocks(1)	875,295	—	875,295	—
Master Limited Partnerships
Energy	1,315,908	1,315,908	—	—
Healthcare Equipment & Services	9,884	—	—	9,884
Warrants	3,060	3,060	—	—
Registered Investment Companies	2,236,350	2,236,350	—	—
Cash Equivalents	4,099,834	4,099,834	—	—

Total Assets	61,338,565	9,042,045	47,395,853	4,900,667

Liabilities
Securities Sold Short(1)	(1,046,300)	—	(1,046,300)	—

Total Liabilities	(1,046,300)	—	(1,046,300)	—

Total	$60,292,265	$9,042,045	$46,349,553	$4,900,667

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Annual Report	63

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

The tables below set forth a summary of changes in the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended June 30, 2016. The Long/Short Equity Fund had no Level 3 assets as of June 30, 2015 or June 30, 2016.

	Balance as of June 30, 2015	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2016	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Long/Short Healthcare Fund
Common Stocks
Healthcare Services	$348,486	$—	$(698,193)	$—	$—	$349,707	$—	$—	$—	$—
Pharmaceuticals	8,722,500	—	—	—	—	(3,714,750)	—	—	5,007,750	(2,492,250)
Master Limited Partnerships	110,653	—	—	—	—	(35,781)	—	—	74,872	(35,781)
Warrants
Biotechnology	—	271,602	—	—	—	—	—	—	271,602	—

Total	$9,181,639	$271,602	$(698,193)	$—	$—	$(3,400,824)	$—	$—	$5,354,224	$(2,528,031)

	Balance as of June 30, 2015	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2016	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Floating Rate Opportunities Fund
U.S. Senior Loans
Gaming & Leisure	$5,420,610	$1	$—	$—	$—	$4,416,532	$424,632	$—	$10,261,775	$4,416,532
Healthcare	22,394,521	—	—	—	—	1,132,509	1,977,298	—	25,504,328	1,132,509
Housing	7,435,364	—	—	4	(1,713)	(1,787,808)	1,986,116	(424,128)	7,207,835	(1,787,808)
Manufacturing	—	2,522,655	—	—	—	—	—	—	2,522,655	—
Transportation	26,954	—	—	—	(16,324)	16,324	—	(26,954)	—	—
Utility	3,346,535	—	—	28,745	198,356	(184,740)	237,254	(3,626,150)	—	—
Foreign Denominated or Domiciled Senior Loans	679,351	—	—	—	(35,501)	(45,557)	2,819	(309,306)	291,806	(45,557)
Claims	320,088	—	(144,565)	—	—	(420,913)	377,589	(132,199)	—	—
Common Stocks & Limited Liability Companies
Broadcasting	463,534	—	—	—	—	(463,534)	—	—	—	—
Energy	1,677,429	—	—	—	—	(1,677,428)	—	—	1	(1,677,428)
Gaming & Leisure	—	—	—	—	—	158,662	—	—	158,662	158,662
Healthcare	86,953	—	—	—	—	(81,777)	—	—	5,176	(81,777)
Housing	5,196,708	—	—	—	—	741,757	—	—	5,938,465	741,757
Media & Telecommunications	—	—	—	—	(3,129,413)	3,129,413	—	—	—	—
Real Estate	—	—	—	—	—	(4,831,083)	4,831,091	—	8	(4,831,083)
Transportation	8,540	—	—	—	(3,537)	(5,003)	—	—	—	—
Warrants	—	—	—	—	—	63,294	—	—	63,294	63,294

Total	$47,056,587	$2,522,656	$(144,565)	$28,749	$(2,988,132)	$160,648	$9,836,799	$(4,518,737)	$51,954,005	$(1,910,899)

64	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

	Balance as of June 30, 2015	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2016	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Opportunistic Credit Fund
Common Stocks
Media & Telecommunications	$—	$782,755	$—	$—	$—	$—	$—	$—	$782,755	$—
Metals & Minerals	2,302,226	—	—	—	—	(466,400)	—	—	1,835,826	(466,400)
Telecommunications	1,544,267	—	—	—	—	54,073	—	—	1,598,340	54,073
Master Limited Partnerships
Healthcare	14,608	—	—	—	—	(4,724)	—	—	9,884	(4,724)
U.S. Senior Loan
Telecommunications	602,271	—	—	—	—	320	71,271	—	673,862	320
Utility	2,999,082	—	—	32,785	398,754	(74,197)	(6,752)	(3,349,672)	—	—
Corporate Bonds & Notes
Healthcare	—	—	—	—	—	—	—	—	—	—

Total	$7,462,454	$782,755	$—	$32,785	$398,754	$(490,928)	$64,519	$(3,349,672)	$4,900,667	$(416,731)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended June 30, 2016, a net amount of $271,602, $2,522,656 and $782,755 of the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund’s portfolio investments, respectively, were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the year ended June 30, 2016, a net amount $698,193 of the Long/Short Healthcare Fund’s portfolio investments and a net amount $144,565 of the Floating Rate Opportunities Fund’s portfolio investments were transferred from Level 3 to Level 1 and from Level 3 to Level 2, respectively. Transfers from Level 3 to Level 2 and Level 1 were due to an increase in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the year ended June 30, 2016, there were no transfers between Level 1 and 2.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Long/Short Healthcare Fund
Common Stocks	$5,007,750	Multiples Analysis	Multiple of EBITDA	8.0x
			Liquidity Discount	10%
			Asset-Specific Discount	10%
		Discounted Cash Flow	Discount Rate	11%
Warrants	271,602	Black Scholes Model	Volatility	90%
Master Limited Partnerships	74,872	Recovery Analysis	Scenario Probabilities	33%
		Discounted Cash Flow	Discount Rate	19%

Total	$5,354,224

Annual Report	65

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

Category	Market Value at 6/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Floating Rate Opportunities Fund
U.S. Senior Loans	$45,496,593	Third-Party Pricing Vendor	N/A	N/A
		Adjusted Appraisal	Liquidity Discount	10%
		Liquidation Analysis	Settlement Discount	50%
		Multiples Analysis	Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 4.0x
Common Stocks & Limited Liability Companies	6,102,312	Multiples Analysis	Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 4.0x
		Adjusted Appraisal	Liquidity Discount	10 - 25%
			Minority Discount	20%
			Regional Market Appreciation	36%
Foreign Denominated or Domiciled Senior Loans	291,806	Discounted Cash Flow	Discount Rate	25%
Warrants	63,294	Adjusted Appraisal	Liquidity Discount	10%

Total	$51,954,005
Highland Opportunistic Credit Fund
Common Stocks	$4,216,921	Third-Party Pricing Vendor	N/A	N/A
		Multiples Analysis	Price/MHz-PoP	$0.13 - $0.50
			Multiple of EBITDA	7.0x - 8.5x
			Minority Discount	20%
		Discounted Cash Flow	Discount Rate	12%
U.S. Senior Loans	673,862	Discounted Cash Flow	Spread Adjustment	0.10%
Master Limited Partnerships	9,884	Recovery Analysis	Scenario Probabilities	33%
		Discounted Cash Flow	Discount Rate	19%

Total	$4,900,667

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ under standing of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns

66	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Long/Short Equity Fund and the Long/Short Healthcare Fund intend to pay distributions from net investment income, if any, on an annual basis. The Floating Rate Opportunities Fund and Opportunistic Credit Fund intend to pay distributions from net investment income, if any, on a monthly basis. The Funds intend to pay short-term and long-term net realized capital gains, if any, on an annual basis. The Long/Short Equity Fund and the Long/Short Healthcare Fund claimed a portion of the payment paid to redeeming shareholders as a distribution for income tax purposes.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), respectively, and does not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. Cash held as collateral for securities sold short is classified as restricted cash on the Funds’ Statement of Assets and Liabilities. Restricted cash in the amounts of $99,213,753, $127,168,318, $1,266,331 and $1,617,892 were held with the broker for the Long/Short Equity Fund, Long/Short Healthcare Fund, Floating Rate Opportunities Fund and Opportunistic Credit Fund, respectively. Additionally, securities valued at $403,289,195 and $280,780,701 were posted in the Long/Short Equity Fund and Long/Short Healthcare Fund’s segregated accounts as collateral, respectively.

When-Issued Securities & Forward

Commitments

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as “cover” for the transaction.

Annual Report	67

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage. As of June 30, 2016, no Funds held securities on a when-issued or forward commitment basis.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

At June 30, 2016, the Long/Short Equity Fund held futures contracts as detailed in the notes to the Fund’s Investment Portfolio. The Long/Short Equity Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as “Restricted Cash — Futures.”

For the year ended June 30, 2016, the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a Fund will realize a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or comparatively, if the premium received from a sale is less than the original premium paid, a fund will realize a capital loss.

During the year ended June 30, 2016, the Long/Short Equity Fund and the Long/Short Healthcare Fund had

68	Annual Report

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June 30, 2016	Highland Funds I

written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

Transactions in written options for the year ended June 30, 2016 were as follows:

Long/Short Equity Fund	Number of Contracts	Notional Value	Premium
Outstanding, June 30, 2015	4,450	$34,450,000	$675,857
Call Options Written	68,622	1,165,290,750	9,200,051
Put Options Written	82,768	1,424,851,300	21,119,807
Call Options Expired	(22,422)	(358,578,000)	(2,477,967)
Put Options Expired	(31,706)	(560,420,000)	(5,622,688)
Call Options Closed	(45,032)	(784,787,600)	(6,343,141)
Put Options Closed	(52,162)	(876,971,300)	(15,858,018)
Call Options Exercised	(968)	(15,125,150)	(245,286)
Put Options Exercised	—	—	—

Outstanding, June 30, 2016	3,550	$28,710,000	$448,615

Long/Short Healthcare Fund	Number of Contracts	Notional Value	Premium
Outstanding, June 30, 2015	7,396	$155,316,000	$2,199,918
Call Options Written	18,721	103,540,500	3,242,101
Put Options Written	152,135	1,631,786,200	23,481,806
Call Options Expired	(4,760)	(17,649,000)	(1,512,532)
Put Options Expired	(11,000)	(113,300,000)	(59,944)
Call Options Closed	(13,961)	(85,891,500)	(1,729,569)
Put Options Closed	(148,531)	(1,673,802,200)	(25,621,780)
Call Options Exercised	—	—	—
Put Options Exercised	—	—	—

Outstanding, June 30, 2016	—	$—	$—

For the year ended June 30, 2016, the Floating Rate Opportunities Fund and Opportunistic Credit Fund did not invest in options.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the

Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statement of Operations and Changes in Net Assets as realized gains or losses, respectively. As of June 30, 2016, the Long/Short Equity Fund was a party to open swap contracts having a fair value of $502,213.

For the year ended June 30, 2016, the Long/Short Healthcare Fund, Floating Rate Opportunities Fund, and Opportunistic Credit Fund did not invest in swap contracts.

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2016:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Long/Short Equity Fund
Equity Price Risk	$545,413	(1)(2)	$(152,850	)(2)(3)
Foreign Currency Risk	523,707	(4)	(17,768	)(4)
Long/Short Healthcare Fund
Equity Price Risk	942,500	(1)	—

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Swaps, at value.
(3)	Statement of Assets and Liabilities location: Written option contracts, at value.
(4)	Statement of Assets and Liabilities location: Variation margin receivable/payable.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange

Annual Report	69

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The following tables present derivative instruments that are subject to enforceable netting arrangements as of June 30, 2016:

Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts of Offset in the Statement of Assets and Liabilities	Financial Instrument	Cash Collateral Received	Net Amount
Long/Short Equity Fund
Swaps	$535,213	$(33,000)	$502,213	$—	$502,213

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2016 is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Long/Short Equity Fund
Equity Price Risk	$20,037,823	(1)(2)(3)	$409,970	(5)(6)(7)
Foreign Currency Risk	1,545,495	(4)	235,732	(8)
Long/Short Healthcare Fund
Equity Price Risk	(27,989,704	)(1)(3)	3,725,714	(5)(7)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on swap contracts.
(3)	Statement of Operations location: Realized gain (loss) on written options contracts.
(4)	Statement of Operations location: Realized gain (loss) on futures contracts.
(5)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on investments.
(6)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on swap contracts.
(7)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on written options contracts.
(8)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts.

The average volume of derivative activity for the year ended June 30, 2016 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Long/Short Equity Fund
Purchased Options Contracts	10,133	$—
Swap Contracts	—	411,996
Written Options Contracts	10,056	—
Futures Contracts	—	(79,469)
Long/Short Healthcare Fund
Purchased Options Contracts	14,592	—
Written Options Contracts	1,453	—

Note 4. Securities Lending

Each Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the

70	Annual Report

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June 30, 2016	Highland Funds I

value of the Fund’s total assets. State Street will charge a

Fund fees based on a percentage of the securities lending income.

The Funds will receive collateral consisting of cash, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable letters of credit issued by a bank as acceptable under the Fund’s securities lending agreement, and such other collateral as the Fund and its securities lending agent agree from time to time in an amount not less than the market value of the securities loaned. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. Although a Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Securities lending also exposes a Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.

Securities lending transactions are entered into pursuant to Securities Lending Authorization Agreements (“SLAA”), which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLAA counterparty’s bankruptcy or insolvency. Under the SLAA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2016:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
Long/Short Equity Fund	$19,565,563	$23,413,295	$—	$—
Long/Short Healthcare Fund	14,249,410	13,883,649	—	365,761
Floating Rate Opportunities Fund	3,442,105	3,377,236	—	64,869
Opportunistic Credit Fund	2,236,350	2,198,654	—	37,696

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at period end.

For the year ended June 30, 2016, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each Fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral(1)	Security Lending Collateral Non-Cash Collateral(2)
Long/Short Equity Fund	$23,413,295	$19,565,563	$4,427,608
Long/Short Healthcare Fund	13,883,649	14,249,410	31,070
Floating Rate Opportunities Fund	3,377,236	3,442,105	—
Opportunistic Credit Fund	2,198,654	2,236,350	—

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of Common Stock.

Annual Report	71

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended June 30, 2016, permanent differences chiefly resulting from net investment losses, non-deductible excise taxes paid, partnership-basis adjustments, return of capital distributions, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass, capital loss carryover write-offs and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in- Capital
Long/Short Equity Fund	$6,355,313	$(7,908,978)	$1,553,665
Long/Short Healthcare Fund	7,090,795	(6,435,160)	(655,635)
Floating Rate Opportunities Fund	(8,735)	174,681,988	(174,673,253)
Opportunistic Credit Fund	116,233	(115,855)	(378)

At June 30, 2016, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Long/Short Equity Fund	$—	$—	$(10,490,059)	$(8,259,453)
Long/Short Healthcare Fund	—	(52,611)	(180,618,540)	(28,076,601)
Floating Rate Opportunities Fund	2,250,541	(267,009)	(687,014,334)	(499,984,142)
Opportunistic Credit Fund	31,663	(55,353)	(11,156,553)	(22,355,971)

(1)	Other temporary differences are comprised of dividends payable, organizational expenses, partnership adjustments and default loan market discounts.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and other adjustments.

As of June 30, 2016, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund have capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	2018		2019		No Expiration Short- Term(1)		No Expiration Long- Term(1)		Total
Floating Rate Opportunities Fund	$450,912,670	(2)	$143,999,490	(2)	$—		$78,160,888		$673,073,048
Opportunistic Credit Fund	780,866	(3)	—		54,220	(3)	2,052,015	(3)	2,887,101

(1)	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.
(2)	These capital loss carryforward amounts were acquired in a reorganization and are available to offset future capital gains of Floating Rate Opportunities Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.
(3)	These capital loss carry forward amounts were limited due to an ownership change and are available to offset future capital gains of the Opportunistic Credit Fund. The Fund’s ability to utilize the capital loss carry forwards is limited under Internal Revenue Service regulations.

72	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

For the year ended June 30, 2016 there were no capital loss carryforwards for the Long/Short Equity Fund and the Long/Short Healthcare Fund.

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 (unless otherwise indicated) is as follows:

	Distributions Paid From:
Fund	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital
Long/Short Equity Fund
2016	$28,581,365	$5,672,000	$—
2015	35,544,074	2,142,897	—
Long/Short Healthcare Fund
2016	29,427,269	—	—
2015	14,918,004	825,974	—
Floating Rate Opportunities Fund
2016	36,245,131	—	—
2015	37,405,128	—	—
Opportunistic Credit Fund
2016	8,359,757	—	—
2015	2,558,269	—	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2016, based on cost of investments for U.S. federal income tax purposes is:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Long/Short Equity Fund	$6,833,144	$(9,921,611)	$(3,088,467)	$769,360,667
Long/Short Healthcare Fund	—	(20,388,199)	(20,388,199)	399,401,441
Floating Rate Opportunities Fund	19,466,416	(519,426,046)	(499,959,630)	1,230,345,532
Opportunistic Credit Fund	1,516,771	(23,851,489)	(22,334,718)	83,673,283

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2016, the Funds elected to defer the following losses incurred from November 1, 2015 through June 30, 2016:

Fund	Realized Capital Losses	Ordinary Losses
Long/Short Equity Fund	$6,537,641	$3,952,418
Long/Short Healthcare Fund	176,652,908	3,965,632
Floating Rate Opportunities Fund	13,941,286	—
Opportunistic Credit Fund	8,269,452	—

In the first quarter of the 2014 fiscal year, the Trust identified a book-tax difference related to foreign-currency losses that were recorded as a capital loss in Floating Rate Opportunities Fund for fiscal year 2013, which should have been reported as a reduction of income in the financial statements for the fiscal year ended June 30, 2013. This resulted in a reclassification from “Distributions to shareholders from: Net Investment Income” to “Distributions to shareholders from: Return of Capital” on the Statement of Changes in Net Assets in the amount of $6,857,328. The reclassification also affects the components of Net Assets on the Statement of Asset and Liabilities, the character of distributions represented on the Financial Highlights, and the tax character of earnings and distributions represented in Note 4, U.S. Federal Income Tax Information in prior year financial statements. Management evaluated the impact of the adjustment and determined the impact was not material to the prior period financial statements; however, management has revised the June 30, 2013 financial statements as presented herein. The correction has no effect on Net Asset Value, total Net Assets, Fund returns or total increase in net assets resulting from operations. The error also impacted previously reported financial highlights. See the Financial Highlights statement for the impact to financial highlights as reported at June 30, 2013.

Annual Report	73

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

The following tables illustrate the effect of the adjustment in the Statement of Assets and Liabilities, Statement of Changes in Net Assets, and related footnote disclosures for the period and year ended June 30, 2013, to allow a reader to roll the components of the Fund Net Assets from 2013 to 2014 for the Floating Rate Opportunities Fund.

	Corrected Amount	Previous Published Amount	Adjustment
Statement of Assets and Liabilities:
Net Assets Consist of:
Par Value	$96,419	$96,419	$—
Paid-in-Capital	2,101,640,498	2,108,497,826	(6,857,328)
Accumulated net investment loss	(24,729,109)	(24,003,420)	(725,689)
Accumulated net realized gain/(loss)	(883,237,412)	(890,820,429)	7,583,017
Net unrealized appreciation/(depreciation)	(447,520,300)	(447,520,300)	—

Net Assets	$746,250,096	$746,250,096	—

	Corrected Amount	Previous Published Amount	Adjustment
Statement of Changes in Net Assets:
Distributions to shareholders from:
Net investment income
Class A	$(8,158,527)	$(10,545,249)	$2,386,722
Class B	(71,663)	(91,537)	19,874
Class C	(11,460,980)	(15,271,797)	3,810,817
Class Z	(2,095,539)	(2,735,454)	639,915
Return of capital
Class A	(2,386,722)	—	(2,386,722)
Class B	(19,874)	—	(19,874)
Class C	(3,810,817)	—	(3,810,817)
Class Z	(639,915)	—	(639,915)

Total distributions	(28,644,037)	(28,644,037)	—

Accumulated net investment loss	$24,729,109	$(24,003,420)	$(725,689)

	Corrected Amount	Previous Published Amount	Adjustment
U.S. Federal Income Tax Information
Tax Reclassifications:
Undistributed Net Investment Income	$(34,312)	$691,377	$(725,689)
Accumulated Net Realized Gain/(Loss)	6,891,640	(691,377)	7,583,017
Paid-in-Capital	(6,857,328)	—	(6,857,328)
Components of Distributable Earnings
Undistributed Ordinary Income	—	725,689	(725,689)
Undistributed Long-Term Capital Gains	—	—	—
Undistributed Tax-Exempt Income	—	—	—
Accumulated Capital and Other Losses	(884,992,058)	(892,575,075)	7,583,017
Net Tax Appreciation/(Depreciation)	(469,802,752)	(469,802,752)	—
Tax Character of Distributions
Distributions paid from:
Ordinary Income	21,786,709	28,644,037	(6,857,328)
Long-Term Capital Gains	—	—	—
Return of Capital	6,857,328	—	6,857,328

74	Annual Report

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June 30, 2016	Highland Funds I

Note 6. Credit Agreement

Effective June 13, 2012, the Floating Rate Opportunities Fund entered into a credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company. Currently, the Credit Agreement has a maximum borrowing amount of $100 million and expires in September 2016. Interest is charged at a rate equal to LIBOR plus 1.15%. In addition, the Floating Rate Opportunities Fund agrees to pay a commitment fee of 0.25% on the undrawn amount. Included in the Statement of Operations is $942,813 of interest expense and fees related to the Credit Agreement.

For the year ended June 30, 2016, the Floating Rate Opportunities Fund’s average daily note balance was $33,176,230, at a weighted average interest rate of 1.34%. As of June 30, 2016, Floating Rate Opportunities Fund did not have any amounts drawn on the Credit Agreement.

The Floating Rate Opportunities Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement, as amended, and the Fund is required to maintain 300% asset coverage under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding.

Effective May 24, 2013, the Long/Short Equity Fund and the Long/Short Healthcare Fund, along with other funds managed by the Investment Adviser, entered into an unsecured credit agreement (the “Unsecured Credit Agreement”) with State Street Bank and Trust Company to be used to facilitate portfolio liquidity. Opportunistic Credit Fund was added to the Unsecured Credit Agreement as of July 31, 2014. As of June 30, 2016, the maximum borrowing amount under the Unsecured Credit Facility is $150 million with interest charged at a rate of LIBOR plus 1.25% and a commitment fee of 0.25% on undrawn amounts. The Unsecured Credit Agreement expires in September 2016.

For the year ended June 30, 2016, the Opportunistic Credit Fund’s average daily note balance was $9,565,574, at a weighted average interest rate of 1.55%. As of June 30, 2016, none of the Funds had any amounts drawn on the Unsecured Credit Agreement.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the year ended June 30, 2016:

Fund	Annual Fee Rate to the Investment Adviser	> 1 Billion	> 2 Billion
Long/Short Equity Fund	2.25%
Long/Short Healthcare Fund	1.00%
Floating Rate Opportunities Fund	0.65%	0.60%	0.55%
Opportunistic Credit Fund	1.00%

Administration Fees

The Investment Adviser provides administrative services to each Fund. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily Managed Assets from each Fund except Opportunistic Credit Fund.

Service and Distribution Fees

Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2016, the Underwriter received $264,208, $673,135, $223,809 and $1,151 of front end sales charges for Class A Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund, and the Opportunistic Credit Fund, respectively. The Underwriter also received $5,438, $16,356, and $2,817 of CDSC for Class C Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund, and the Floating Rate Opportunities Fund, respectively.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Long/Short Equity Fund	0.35%	1.00%
Long/Short Healthcare Fund	0.35%	1.00%
Floating Rate Opportunities Fund	0.35%	0.85%
Opportunistic Credit Fund	0.35%	0.85%

For the year ended June 30, 2016, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Long/Short Equity Fund	$241,045	$593,680
Long/Short Healthcare Fund	497,542	805,296
Floating Rate Opportunities Fund	621,656	2,184,873
Opportunistic Credit Fund	19,668	1,623

Expense Limits and Fee Reimbursements

For the Long/Short Equity Fund, the Investment Adviser contractually agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver will continue through at least October 31, 2016 and may not be terminated prior to this date without the action or consent of the Board of Trustees.

For the Floating Rate Opportunities Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the Fund (the “FRO Expense Cap”). The FRO Expense Cap will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

The Trust, on behalf of the Floating Rate Opportunities Fund, has contractually agreed to pay the Investment Adviser all amounts previously paid, waived or reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Investment Adviser more than 36 months from the date such amounts were paid, reimbursed or waived. The Investment Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Floating Rate Opportunities Fund’s operating expenses for the year in which the Investment Adviser intends to recoup such amounts.

For the Opportunistic Credit Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of average daily net assets of the Fund (the “HOCF Expense Cap”). The HOCF Expense Cap will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

The Trust, on behalf of the Opportunistic Credit Fund, has contractually agreed to pay the Investment Adviser all amounts previously paid, waived or reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Investment Adviser more 36 months from the date such amounts were paid, reimbursed or waived. The Investment Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Opportunistic Credit Fund’s operating expenses for the year in which the Investment Adviser intends to recoup such amounts.

There can be no assurance that this fee reduction will be sufficient to avoid any loss. On June 30, 2016, the amounts

76	Annual Report

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June 30, 2016	Highland Funds I

subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Expiring
Fund	2017	2018	2019
Floating Rate Opportunities Fund	$1,358,354	$2,810,173	$1,754,419
Opportunistic Credit Fund	—	501,010	388,222

For the year ended June 30, 2016, the Investment Adviser waived $10,381,245, $1,754,419, and $388,222 for the Long/Short Equity, the Floating Rate Opportunities and the Opportunistic Credit Fund, respectively.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Although the Funds believe that Mr. Powell is technically no longer an “interested person” of the Funds, in light of his previous employment with the Investment Adviser and an affiliate of the Investment Adviser, as well as his ongoing provision of consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Funds. Therefore, the Funds intend to treat Mr. Powell as an “interested person” of the Funds for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation).

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract.

Counterparty risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if a Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Distressed or Defaulted Securities Risk

The Funds may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Funds. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Annual Report	77

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

Futures Contracts Risk

The risks of entering into futures contracts include the possibilities that their markets may become illiquid and/or changes in the values of the contracts may not correlate to changes in the values of the underlying instruments.

Hedging Transactions Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Non-U.S. Securities Risk

Each of the Funds may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to:

fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans

78	Annual Report

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June 30, 2016	Highland Funds I

and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short-Selling Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2016, were as follows:

	U.S. Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Highland Long/Short Equity Fund	$—	$—	$3,139,306,203	$3,264,284,680
Highland Long/Short Healthcare Fund	—	—	4,584,524,522	4,777,130,950
Highland Floating Rate Opportunities Fund	—	—	350,630,938	488,365,153
Highland Opportunistic Credit Fund	—	—	61,022,626	140,545,557

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2016.

Note 10. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities.

The Floating Rate Opportunities Fund held at least five percent of the outstanding voting securities of the following companies during the year ended June 30, 2016:

			Market Value
Issuer	Shares/ Par Value at June 30, 2015	Shares/ Par Value at June 30, 2016	June 30, 2015	June 30, 2016	Affiliated Income	Purchases	Sales
Allenby (Common Stocks)	733,863	997,648	$—	$1	$—	$263,785	$—
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	31,353,791	39,565,561	22,481,474	25,509,504	1,977,298	—	—
Claymore (Common Stocks)	2,254,761	6,822,064	—	7	—	4,567,303	—
Endurance Business Media, Inc. (U.S. Senior Loans)	2,251,261	2,251,261	—	—	—	—	—
Las Vegas Land Holdings LLC (Common Stocks)	70,480	70,480	4,405	4,405	—	—	—
LLV Holdco, LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,026,272	11,450,906	5,420,610	10,483,731	424,634	—	—
Nevada Land Group LLC (U.S. Senior Loans & Common Stocks)	6,068,053	8,054,169	3,338,544	3,207,835	1,986,115	—	—

	51,507,220	69,212,089	$31,245,033	$39,205,483	$4,388,047	$4,831,088	$—

Annual Report	79

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June 30, 2016	Highland Funds I

Note 11. Unfunded Loan Commitments

As of June 30, 2016, the Floating Rate Opportunities Fund had unfunded loan commitments of $5,558,817, which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Arch Coal Inc.	$3,268,272	$3,243,760	$(24,512)
CCS Medical, Inc.	$2,290,545	$2,290,545	$—

As of June 30, 2016, the Opportunistic Credit Fund had unfunded loan commitments of $345,638, which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Arch Coal Inc.	$345,638	$343,046	$(2,592)

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable accumulated unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of June 30, 2016, the Floating Rate Opportunities Fund recognized net discount and unrealized depreciation on unfunded transactions of $24,512. The net change in unrealized appreciation/(depreciation) on unfunded transactions was $(24,512). As of June 30, 2016, the Opportunistic Credit Fund recognized net discount and unrealized depreciation on unfunded transactions of $2,592. The net change in unrealized appreciation/(depreciation) on unfunded transactions was $(2,592).

Note 12. Legal Matters

Matters Relating to FRO’s Investment in TOUSA, Inc.

Floating Rate Opportunities Fund (“FRO”) is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff”), which are home building companies to which the Lenders loaned money through different lending facilities. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become coborrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. FRO and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The case went to trial, which concluded in August 2009. On October 13, 2009, the Bankruptcy Court ruled for the Plaintiff in the action and ordered the Defendants to return the proceeds received from the payoff of the term loan at par on July 31, 2007. The proceeds received by FRO totaled $4,000,000. Additionally, the court ordered the Defendants to pay simple interest on the amount returned at an annual rate of 9% through October 13, 2009. Currently, interest is accruing at the default post-judgment rate of approximately 38 bps. In November 2009, FRO and other Defendants appealed the decision from the Bankruptcy Court to the District Court. On December 22, 2009, FRO posted $5,310,479 (“Security”) with the Court. On February 11, 2011, the District Court entered an order quashing all liability of the Lenders and declaring the remedies against the Lenders null and void. On May 15, 2012, the Eleventh Circuit Court of Appeal (“Eleventh Circuit”) issued its decision reversing the judgment of the District Court, affirming the liability findings of the Bankruptcy Court, and remanding to the District Court for further proceedings consistent with their opinion. The case was then stayed at the District Court pending the outcome of a series of related US Supreme Court cases which significantly effected the Tousa action. The last such case was heard by the US Supreme Court case on January 14, 2015. On June 23, 2015, the District Court remanded the case back to the Bankruptcy Court for a report and recommendations regarding the effects of certain settlements on the Plaintiff’s available damages. On April 1, 2016, the Bankruptcy Court issued its Report and Recommendations to the District Court. Briefing on the Report and Recommendations was completed in June 2016, and the parties currently are awaiting the District Court’s opinion as whether it adopts, rejects, or modifies the Report and Recommendations.

Note 13. Reorganization

Effective July 1, 2014, all assets and liabilities of the Highland Special Situations Fund (the “Predecessor Fund”) were acquired by Highland Opportunistic Credit Fund pursuant to an Agreement and Plan of Reorganization dated July 1, 2014 (the “Fund Merger”). In the Fund Merger, shareholders of the Predecessor Fund received Class Z Shares of the

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June 30, 2016	Highland Funds I

Highland Opportunistic Credit Fund in exchange for Common Shares of the Predecessor Fund.

Because the Highland Opportunistic Credit Fund had no investment operations prior to the closing of the Fund Merger, and based on the similarity of the Highland Opportunistic Credit Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the Fund Merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Highland Opportunistic Credit Fund for periods prior to July 1, 2014 is that of the Predecessor Fund.

Mr. James Dondero, the current portfolio manager of the Opportunistic Credit Fund, also served as the portfolio manager of the Predecessor Fund since its inception on May 18, 2005.

Note 14. Changes of Independent Registered Public Accounting Firms

The Funds have selected KPMG, LLP (“KPMG”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended June 30, 2016. The decision to select KPMG was recommended by the Funds’ Audit Committee and approved by the Board on September 11, 2015. With respect to the Funds’ fiscal years ended June 30, 2014 and June 30, 2015 and through October 8, 2015, neither the Funds, nor anyone on their behalf, consulted with KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

On September 25, 2015, the Funds’ Audit Committee informed PwC that it was dismissed as the Funds’ independent registered public accounting firm. The decision to dismiss PwC was recommended by the Funds’ Audit Committee and approved by the Board. PwC’s reports on the Funds’ financial statements for the fiscal years ended June 30, 2014 and June 30, 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended June 30, 2014 and June 30, 2015 and through September 25, 2015, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Note 15. New Accounting Pronouncements

In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. This update focuses on the consolidation evaluation for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. For public entities this update will be effective for interim and annual periods beginning after December 15, 2015. ASU 2015-02 will modify the evaluation of limited partnerships and similar legal entities as variable interest entities (VIEs). This update will eliminate the presumption that a general partner should consolidate a limited partnership and affects the consolidation analysis of reporting entities that are involved with VIEs. The update also provides a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements similar to Rule 2a-7 of the investment Company Act of 1940 for registered money market funds. The Investment Adviser is currently evaluating the impact of provisions of this guidance on the Funds’ financial position.

In April 2015, the FASB issued ASU 2015-03, Interest — Imputation of interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. In August 2015, the FASB issued Accounting Standards Update No. 2015-15, Interest — Imputation of Interest to update the guidance to include SEC staff views regarding the presentation and subsequent measurement of debt issuance costs related to line-of-credit arrangements. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, the SEC has indicated that it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. For public entities, these updates are effective for interim and annual periods beginning after December 15, 2015. The Investment Adviser is currently evaluating the impact of this guidance on the Funds’ financial statements.

Annual Report	81

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland Funds I

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. For public entities this guidance is required to be presented for interim and annual periods beginning after December 15, 2015. The Investment Adviser is currently evaluating the implication, if any, of the additional disclosure requirements and the impact of this guidance on the Funds’ financial statements.

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments (Subtopic 825-10): Recognition and measurement of Financial Assets and Liabilities. The amendments in this update makes improvements to the requirements for accounting for equity investments and simplifying the impairment assessment of equity investments. For public entities this update will be effective for fiscal years beginning after December 15, 2017. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial position.

In March 2016, the FASB issued Accounting Standards Update 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The amendments in this update clarify the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. For public entities this update will be effective for interim periods and fiscal years beginning after December 15, 2016. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial position.

Note 16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event.

On July 19, 2016, the Unsecured Credit Agreement was amended to, among other things, decrease the maximum borrowing amount from $150 million to $100 million.

82	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Highland Funds I:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Opportunities Fund, and Highland Opportunistic Credit Fund, each a series of Highland Funds I, as of June 30, 2016, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets for the year ended June 30, 2015 and financial highlights for each of the years or periods in the four-year period ended June 30, 2015, were audited by other auditors whose report thereon, dated August 28, 2015, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Highland Funds I as of June 30, 2016, and the results of their operations, their cash flows, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

August 29, 2016

Annual Report	83

ADDITIONAL INFORMATION (unaudited)

June 30, 2016	Highland Funds I

Tax Information

For shareholders that do not have a June 30, 2016 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2016 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2016, the following Funds are designating the following items with regard to distributions paid during the year.

Fund	Long-Term Capital Gain Designation	Corporate Dividends Received Deduction Percentage	Qualified Dividend Income Percentage (15% tax rate for QDI)	Qualifying Interest Income
Long/Short Equity Fund	$7,144,887	23.65%	23.95%	—%
Long/Short Healthcare Fund	—	2.18	2.25	—
Floating Rate Opportunities Fund	—	—	—	100
Opportunistic Credit Fund	—	2.33	2.35	—

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2016 through June 30, 2016, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of

84	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland Funds I

the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of own-

ing different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value 1/1/2016	Ending Value 6/30/2016	Annualized Expense Ratio(1)	Expenses Paid During the Period(2)	Actual Return
Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$985.60	2.37%	$11.70	-1.44%
Class C	1,000.00	981.80	3.06%	15.08	-1.82%
Class Z	1,000.00	986.90	2.05%	10.13	-1.31%
Hypothetical
Class A	$1,000.00	$1,026.30	2.37%	$24.01	5.00%
Class C	1,000.00	1,019.40	3.06%	30.90	5.00%
Class Z	1,000.00	1,029.50	2.05%	20.80	5.00%
Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$869.90	3.16%	$14.69	-13.01%
Class C	1,000.00	868.50	3.75%	17.42	-13.15%
Class Z	1,000.00	871.50	2.75%	12.80	-12.85%
Hypothetical
Class A	$1,000.00	$1,018.40	3.16%	$31.89	5.00%
Class C	1,000.00	1,012.50	3.75%	37.73	5.00%
Class Z	1,000.00	1,022.50	2.75%	27.81	5.00%
Floating Rate Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,037.20	1.43%	$7.24	3.72%
Class C	1,000.00	1,036.20	1.93%	9.77	3.62%
Class Z	1,000.00	1,039.00	1.08%	5.48	3.90%
Hypothetical
Class A	$1,000.00	$1,035.70	1.43%	$14.56	5.00%
Class C	1,000.00	1,030.70	1.93%	19.60	5.00%
Class Z	1,000.00	1,039.20	1.08%	11.01	5.00%
Opportunistic Credit Fund
Actual Fund Return
Class A	$1,000.00	$1,090.50	1.51%	$7.85	9.05%
Class C	1,000.00	1,087.60	2.00%	10.38	8.76%
Class Z	1,000.00	1,092.40	1.16%	6.03	9.24%
Hypothetical
Class A	$1,000.00	$1,034.90	1.51%	$15.36	5.00%
Class C	1,000.00	1,030.00	2.00%	20.30	5.00%
Class Z	1,000.00	1,038.40	1.16%	11.82	5.00%

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)	Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.

Annual Report	85

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland Funds I

Trustees and Officers

Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	22	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	22	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

86	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	22	Trustee of
ARC Realty
Finance Trust,
Inc.;
Director of KC
Concessions,
Inc.; Trustee
of Realty Capital
Income Funds
Trust; Director
of American
Realty Capital
Healthcare
Trust II; Director,
American Realty
Capital Daily
Net Asset Value
Trust, Inc.;
Director of
American Sports
Enterprise, Inc.;
Director of
Davidson
Investment
Advisors;
Chairman and
owner, Kane
County Cougars
Baseball Club;
Advisory Board
of Directors,
Internet
Connectivity
Group, Inc.;
Director of AR
Capital
Acquisition
Corp.; Director
of The Midwest
League of
Professional
Baseball Clubs,
Inc.; Director of
Ozzie’s
Outreach
					Foundation, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	87

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	22	Manager of Turtle Bay Resort, LLC	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

88	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015. President of Impact Shares Corporation from January 1, 2016 to present.	22	None	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

Annual Report	89

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland Funds I

2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Distressed Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of December 31, 2015, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $2.4 million from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Adviser. Mr. Powell currently receives hourly fees from the Adviser to perform consulting services for the Adviser relating to matters on which he worked during his tenure at the Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and his ongoing provision of consulting services to the Adviser and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust intends to treat Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

90	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

J. Bradley Ross (5/13/59)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since December 2015	Principal Executive Officer of Highland Funds I and Highland Funds II since December 2015; President of HCFD since February 2014; President of HCMFA since June 2012; Member of the Sales Force Marketing Committee of the Investment Company Institute since 2003; Executive Vice President and National Sales Director of Ivy Funds from 2003 until June 2012.

Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015.	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of HFII since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015.	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012.	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

Annual Report	91

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Opportunistic Credit Fund, Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Floating Rate Opportunities Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

92	Annual Report

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Funds I	Annual Report, June 30, 2016

www.highlandfunds.com	HFI-AR-0616

Highland/iBoxx Senior Loan ETF

Annual Report

June 30, 2016

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Highland/iBoxx Senior Loan ETF

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. The index is unmanaged and does not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

	Average Annual Total Returns
	1 Year	Since Inception*
Highland/iBoxx Senior Loan ETF	0.02%	2.26%
Markit iBoxx USD Liquid Leveraged Loan Index	-0.10%	2.35%

*	Since November 6, 2012, returns have been annualized.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our web site at www.highlandfunds.com.

The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.

The total gross operating expenses as reported in the Fund’s most recent Prospectus is 0.73%. The Fund’s Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Performance Overview

As an index fund, the Highland/iBoxx Senior Loan ETF (the “Fund”) is passively managed and attempts to track the risk and return profile of the underlying index. The Fund seeks to provide investment results that correspond (before fees and expenses) to the price and yield of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”). For the twelve month period ended June 30, 2016, the Fund’s net asset value returned 0.02% while the market price returned (0.11%). Over the same period, the Fund’s benchmark, the Markit iBoxx USD Liquid Leveraged Loan Index, returned (0.10%). As of June 30, 2016, the Fund was invested in 120 holdings, with a weighted average maturity of 4.45 years, a Yield to Maturity of 6.33% and a 30-day SEC Yield of 4.6%.

Manager’s Discussion

The twelve months ending June 30, 2016 mirrored the prior year with weakness in the first-half of the fiscal year followed by a second-half rally. Continued concerns regarding global growth, commodity price volatility, and uncertainty around Federal Reserve policy applied pressure on leveraged loans and risk assets more broadly from July of 2015 through February of 2016. These macroeconomic market concerns eventually faded following a mid-February trough and risk markets normalized as significant bid interest reemerged. In loans, a lack of new money supply combined with above average cash balances and cash from coupon payments created a supportive technical. Price levels legged lower in the aftermath of the United Kingdom voting to leave the European Union at the end of June before a substantial post-Brexit rally ensued the following month. The loan default rate by principal amount grinded higher year-over-year to 1.97% from 1.24% in the prior year while remaining low versus a historical average of 3.10%. Commodity and energy related credits dominated default activity. The Index has below average exposure to Metals and Mining and Energy versus broader loan indices such as the Credit-Suisse Leveraged Loan Index. We believe the timing of the next default spike will coincide with an economic downturn. Away from unforeseen exogenous shocks, we would expect to see continued modest domestic GDP growth which may be enough to sustain revenue and cash flow growth at portfolio companies. This combined with low borrowing costs and a relatively benign default environment should provide on-going support for credit into the foreseeable future. With negative interest rates in other parts of the world, U.S. credit may be viewed quite favorably from both a fundamental and valuation perspective. Overall, we believe the outlook for U.S. bank loans remains fundamentally positive. Moreover, we believe loans remain attractive versus other credit alternatives given the seniority, security, and floating rate nature of the asset class and as such should be a long term allocation to any diversified fixed income portfolio.

Chris Mawn

The Markit iBoxx USD Liquid Leveraged Loan Index has been licensed for use by Highland Capital Management, L.P. The Highland iBoxx Senior Loan ETF is not sponsored, endorsed, issued, sold, or promoted by the Markit iBoxx USD Liquid Leveraged Loan Index, nor does this company make any representations regarding the advisability of investing in the Highland iBoxx Senior Loan ETF.

Credit-Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For most recent performance figures, please call a representative at 1-877-655-1287 or visit our website at www.highlandfunds.com.

2	Annual Report

FUND PROFILE (unaudited)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of June 30, 2016

$391.3 million

Portfolio Data as of June 30, 2016

The information below provides a snapshot of the Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of 6/30/2016 (%)*
BBB	1.1
BB	32.7
B	58.1
CCC	3.7
D	0.1
Not Rated	4.3

Top 5 Sectors as of 6/30/16 (%)*
Healthcare	15.9
Media/Telecommunications	11.8
Service	11.4
Information Technology	11.1
Gaming/Leisure	6.6

Top 10 Holdings as of 6/30/16 (%)*
Hilton Worldwide Finance (Initial Term Loan)	2.1
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons) (Term B-2 Loan)	2.0
Intelsat Jackson Holdings S.A. (Tranche B-2 Term Loan)	1.9
Delta 2 (Lux) S.a.r.l (aka Formula One) (Facility B3 (USD))	1.8
FMG Resources (August 2006) (FMG America Finance, Inc.) (Loan)	1.7
Grifols Worldwide Operations Limited (U.S. Tranche B Term Loam)	1.7
DaVita HealthCare Partners, Inc. (Tranche B Term Loan)	1.7
iHeartCommunications, Inc. (Tranche D Term Loan)	1.6
Asurion, LLC (fka Asurion Corporation) (Incremental Tranche B-4 Term Loan)	1.6
PetSmart, Inc. (Tranche B-1 Loan)	1.6

The Fund is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified.

Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

* Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

Annual Report	3

FINANCIAL STATEMENTS

June 30, 2016	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2016	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 84.7%

AEROSPACE - 3.7%
2,750,000	American Airlines, Inc. 2015 Term Loan, 3.500%, 10/10/21 (b)	2,732,125
2,940,967	TransDigm, Inc. Tranche C Term Loan, 3.750%, 02/28/20 (b)	2,920,748
1,479,874	TransDigm, Inc. Tranche D Term Loan, 3.750%, 06/04/21	1,465,475
3,980,825	TransDigm, Inc. Tranche E Term Loan, 3.750%, 05/16/22	3,927,641
3,552,648	TransDigm, Inc. Tranche F Term Loan, 3.750%, 06/07/23	3,508,240

		14,554,229

AUTOMOTIVE - 2.7%
5,961,871	Allison Transmission, Inc. Term B-3 Loan, 3.500%, 08/23/19 (b)	5,967,207
4,987,124	Gates Global, LLC Initial Dollar Term Loan, 4.250%, 07/06/21	4,744,002

		10,711,209

BROADCASTING - 4.8%
2,695,402	Charter Communications Operating, LLC (aka CCO Safari LLC) Term E Loan, 3.000%, 07/01/20 (b)	2,680,254
1,938,658	Charter Communications Operating, LLC (aka CCO Safari LLC) Term F Loan, 3.000%, 01/03/21	1,930,176
1,995,000	Charter Communications Operating, LLC (aka CCO Safari LLC) Term H Loan (2016), 3.250%, 08/21/24	1,992,327
3,990,000	Charter Communications Operating, LLC (aka CCO Safari LLC) Term I Loan (2016), 3.500%, 01/24/23	3,999,357
8,750,000	iHeartCommunications, Inc. Tranche D Term Loan, 7.210%, 01/30/19 (b)	6,421,537
2,500,000	iHeartCommunications, Inc. Tranche E Term Loan, 7.960%, 07/30/19 (b)	1,833,750

		18,857,401

CABLE/WIRELESS VIDEO - 1.3%
5,000,000	CSC Holdings, LLC (fka CSC Holdings Inc. (Cablevision)) Initial Term Loan, 5.000%, 10/09/22	5,017,500

Principal Amount ($)		Value ($)

CHEMICALS - 1.8%
3,734,428	Axalta Coating Systems Dutch Holding B B.V. (Axalta Coating Systems U.S. Holdings, Inc.) Refinanced Term B Loan, 3.750%, 02/01/20 (b)	3,735,885
3,486,206	Univar USA Inc. Initial Dollar Term Loan, 4.250%, 07/01/22	3,442,628

		7,178,513

CONSUMER NON-DURABLES - 0.2%
901,307	Spectrum Brands, Inc. USD Term Loan, 3.500%, 06/23/22	902,501

ENERGY - 0.1%
997,436	Peabody Energy Corporation Term Loan, 4.250%, 09/24/20 (b)	430,144

FINANCIAL - 2.8%
4,987,406	Communications Sales & Leasing, Inc. (CSL Capital, LLC) Term Loan, 5.000%, 10/24/22 (b)	4,940,648
4,278,279	Hub International Limited Initial Term Loan, 4.000%, 10/02/20 (b)	4,213,207
1,850,000	Russell Investments US Institutional Holdco, Inc. Initial Term Loan, 6.750%, 05/10/23	1,785,250

		10,939,105

FOOD & DRUG - 1.7%
2,422,505	Albertson’s LLC 5.500%, 12/21/22 (b)	2,417,974
454,545	KFC Holding Co. (aka Yum! Brands) Term B Loan, 3.192%, 06/02/23	455,682
3,838,939	Supervalu, Inc. New Term Loan, 5.500%, 03/21/19 (b)	3,839,534

		6,713,190

FOOD/TOBACCO - 1.7%
2,463,987	Pinnacle Foods Finance, LLC Tranche G Term Loan, 3.250%, 04/29/20	2,467,511
4,000,000	US Foods, Inc. (aka U.S. Foodservice, Inc.) Incremental Term Loan, 4.500%, 03/31/19 (b)	3,994,380

		6,461,891

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

FOREST PRODUCTS/CONTAINERS - 4.7%
1,496,200	Berlin Packaging, LLC Initial Term Loan (First Lien), 4.500%, 10/01/21	1,493,395
2,447,064	Berry Plastics Corporation Term D Loan, 3.500%, 02/08/20	2,433,997
2,843,663	Berry Plastics Corporation Term G Loan, 3.750%, 01/06/21 (b)	2,823,444
4,267,069	Berry Plastics Corporation Term H Loan, 3.500%, 10/01/22 (b)	4,240,101
2,427,001	BWay Intermediate Company, Inc. Initial Term Loan, 5.500%, 08/14/20 (b)	2,422,451
4,831,028	Reynolds Group Holdings, Inc. Incremental U.S. Term Loan, 4.501%, 12/01/18 (b)	4,838,033

		18,251,421

GAMING/LEISURE - 5.3%
1,339,945	Boyd Gaming Corporation Term B Loan, 4.000%, 08/14/20	1,340,782
8,329,361	Hilton Worldwide Finance Initial Term Loan, 3.500%, 10/26/20 (b)	8,346,270
4,425,968	Las Vegas Sands, LLC Term B Loan, 3.250%, 12/19/20 (b)	4,429,044
1,057,955	MGM Growth Properties Operating Partnership LP Term B Loan, 4.000%, 04/25/23	1,061,594
2,399,467	Station Casinos LLC Term B Facility Loan, 3.750%, 05/25/23	2,389,965
3,209,586	WMG Acquisitions Corp. Tranche B Refinancing Term Loan, 3.750%, 07/01/20 (b)	3,180,362

		20,748,017

HEALTHCARE - 10.9%
1,994,962	Alere Inc. (fka IM US Holdings, LLC) B Term Loan, 4.251%, 06/20/22	1,988,528
1,730,472	AmSurg Corp. Initial Term Loan, 3.500%, 07/16/21	1,729,529
2,737,941	Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) Dollar Term Loan, 4.250%, 05/20/21	2,736,668
3,543,956	CHS/Community Health Systems, Inc. Incremental 2018 Term F Loan, 3.924%, 12/31/18	3,519,592

Principal Amount ($)		Value ($)

HEALTHCARE (continued)
3,336,549	CHS/Community Health Systems, Inc. Incremental 2019 Term G Loan, 3.750%, 12/31/19 (b)	3,250,433
6,062,154	CHS/Community Health Systems, Inc. Incremental 2021 Term H Loan, 4.000%, 01/27/21 (b)	5,919,845
6,483,461	DaVita HealthCare Partners, Inc. Tranche B Term Loan, 3.500%, 06/24/21 (b)	6,510,464
997,374	Envision Healthcare Corporation (fka Emergency Medical Services Corporation) Initial Term Loan, 4.250%, 05/25/18	998,441
1,994,987	Envision Healthcare Corporation (fka Emergency Medical Services Corporation) Tranche B-2 Term Loan, 4.500%, 10/28/22	1,996,733
4,413,368	HCA, Inc. Tranche B-4 Term Loan, 3.380%, 05/01/18 (b)	4,423,188
2,793,000	HCA, Inc. Tranche B-6 Term Loan, 3.710%, 03/01/23 (b)	2,805,876
1,710,121	Hill-Rom Holdings, Inc. Initial Term B Loan, 3.500%, 09/08/22 (b)	1,715,003
4,987,406	Jaguar Holding Company I (aka Pharmaceutical Product Development, Inc.) Initial Term Loan, 4.250%, 08/18/22	4,946,883

		42,541,183

INFORMATION TECHNOLOGY - 11.0%
5,051,643	Avaya Inc. Term B-7 Loan, 6.250%, 05/29/20 (b)	3,616,143
6,222,876	BMC Software Finance, Inc. Initial US Term Loan, 5.001%, 09/10/20 (b)	5,538,359
2,533,894	CDW LLC (fka CDW Corporation) Term Loan, 3.250%, 04/29/20	2,535,301
2,000,000	Cengage Learning, Inc. 2016 Refinancing Term Loan, 5.250%, 06/07/23 (b)	1,980,000
2,994,975	Dell International, LLC Term B-2 Loan, 4.000%, 04/29/20	2,989,824
1,286,850	Dell International, LLC Term C Loan, 3.750%, 10/29/18	1,287,744

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

INFORMATION TECHNOLOGY (continued)
1,989,950	Epicor Software Corporation (fka Eagle Parent Inc.) Term B Loan, 4.750%, 06/01/22	1,958,857
4,986,977	Infor (US), Inc. Tranche B-5 Term Loan, 3.750%, 06/03/20	4,876,341
1,989,975	Informatica Corporation Dollar Term Loan, 4.501%, 08/06/22	1,941,648
1,965,637	Riverbed Technology, Inc. First Amendment Term Loan, 5.000%, 04/25/22	1,967,956
4,198,706	Scientific Games International, Inc. Initial Term B-2 Loan, 6.001%, 10/01/21	4,146,747
3,963,188	Scientific Games International, Inc. Initial Term Loan, 6.000%, 10/18/20	3,919,851
2,983,103	SS&C Technologies Holdings, Inc. Term Loan B1, 4.000%, 06/29/22 (b)	2,987,145
3,260,870	Zebra Technologies Corporation Refinancing Term Loan, 4.000%, 12/27/21	3,264,946

		43,010,862

MANUFACTURING - 2.2%
3,000,000	Accudyne Industries Borrower S.C.A. /Accudyne Industries, LLC (aka Hamilton Sundstrand) Refinancing Term Loan, 4.000%, 12/13/19	2,700,000
5,423,966	Gardner Denver, Inc. Initial Dollar Term Loan, 4.250%, 07/30/20 (b)	5,007,378
973,289	Microsemi Corporation Closing Date Term B Loan, 3.750%, 01/15/23 (b)	972,886

		8,680,264

MEDIA/TELECOMMUNICATIONS - 7.5%
1,638,688	Altice US Finance I Corporation (Cequel Communications, LLC) Initial Term Loan, 4.250%, 12/14/22	1,636,296
488,728	AMC Entertainment, Inc. Initial Term Loan, 4.000%, 12/15/22	489,644
980,139	Cinemark USA, Inc. New Term Loan, 2.750%, 05/09/22 (b)	981,717
2,402,760	DH Publishing, L.P. Term B-3 Loan, 4.000%, 08/19/22 (b)	2,399,264
3,484,198	Getty Images, Inc. Initial Term Loan, 4.750%, 10/18/19 (b)	2,602,260

Principal Amount ($)		Value ($)

MEDIA/TELECOMMUNICATIONS (continued)
1,718,070	Go Daddy Operating Company, LLC Initial Term Loan, 4.501%, 05/13/21	1,720,527
2,955,548	SBA Senior Finance II, LLC Incremental Tranche B-1 Term Loan, 3.250%, 03/24/21 (b)	2,931,120
1,701,726	Univision Communications, Inc. 2013 Incremental Term Loan (C-3), 4.000%, 03/01/20	1,693,575
5,000,000	Univision Communications, Inc. Replacement First-Lien Term Loan (C-4), 4.000%, 03/01/20 (b)	4,979,450
3,000,000	Virgin Media Investment Holdings Limited F Facility, 3.500%, 06/30/23	2,931,315
4,074,647	WideOpenWest Finance, LLC New Term B Loan, 3.500%, 04/01/19 (b)	4,069,268
2,886,879	Zayo Group, LLC (Zayo Capital, Inc.) 2021 Term Loan, 3.750%, 05/06/21	2,875,794

		29,310,230

RETAIL - 6.2%
2,392,318	BJ’s Wholesale Club, Inc. New 2013 (November) Replacement Loan (First Lien), 4.501%, 09/26/19	2,372,246
500,000	Gymboree Corporation Term Loan, 5.001%, 02/23/18	390,702
1,492,405	J. Crew Group, Inc. Initial Loan, 4.000%, 02/28/21	1,028,364
4,897,825	J.C. Penney Corporation, Inc. Loan (2016), 6.001%, 05/22/18	4,881,491
5,907,795	Neiman Marcus Group, Inc. Other Term Loan, 4.250%, 10/25/20 (b)	5,321,713
2,992,500	Petco Animal Supplies, Inc. Tranche B-1 Term Loan, 5.000%, 01/26/23	2,982,610
1,000,000	Petco Animal Supplies, Inc. Tranche B-2 Term Loan, 5.619%, 01/15/23 (b)	996,340
6,208,647	PetSmart, Inc. Tranche B-1 Loan, 4.250%, 03/11/22 (b)	6,190,828

		24,164,294

SERVICE - 10.1%
2,607,723	ADS Waste Holdings, Inc. Initial Tranche B-2 Term Loan, 3.750%, 10/09/19	2,571,058
3,362,869	Advantage Sales & Marketing Inc. Initial Term Loan (First Lien), 4.250%, 07/25/21	3,287,911

See accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

As of June 30, 2016	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

SERVICE (continued)
5,000,000	Asurion, LLC (fka Asurion Corporation) Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19 (b)	4,983,350
6,458,756	Asurion, LLC (fka Asurion Corporation) Incremental Tranche B-4 Term Loan, 5.000%, 08/04/22 (b)	6,382,866
2,463,460	Brickman Group Ltd. LLC Initial Term Loan (First Lien), 4.000%, 12/18/20	2,427,271
5,750,000	First Data Corporation 2021 Extended Dollar Term Loan, 4.380%, 03/24/21 (b)	5,740,426
4,000,000	First Data Corporation 2022 Dollar Term Loan, 4.390%, 07/08/22	3,972,500
2,478,195	Sabre GLBL Inc. (fka Sabre Inc.) Term B Loan, 4.000%, 02/19/19	2,481,293
3,989,811	Trans Union, LLC 2016 Incremental Term B-2 Commitment, 3.500%, 04/09/21 (b)	3,948,058
4,688,797	Weight Watchers International, Inc. Initial Tranche B-2 Term Loan, 4.000%, 04/02/20 (b)	3,522,458
75,322	West Corporation Term B-10 Loan, 3.250%, 06/30/18	75,262

		39,392,453

TRANSPORTATION - 1.8%
1,470,885	FCA US LLC (fka Chrysler Group, LLC) Term Loan B, 3.500%, 05/24/17	1,471,958
4,000,000	MPG Holdco I Inc. (aka Metaldyne Performance Group) Tranche B-1 Term Loan, 3.750%, 10/20/21 (b)	3,957,520
1,558,068	MPG Holdco I Inc. (aka Metaldyne Performance Group) Tranche B-1 Term Loan (2015), 3.750%, 10/20/21 (b)	1,547,364

		6,976,842

UTILITY - 4.2%
3,984,912	Calpine Corporation Term Loan, 3.500%, 05/27/22 (b)	3,949,207
4,528,302	NRG Holdings, Inc. Term Loan B, 3.500%, 06/14/23 (b)	4,500,565
6,000,000	Texas Competitive Electric Holdings Company, LLC 2014 Term Loan (Non-Extending) (c)	1,990,500

Principal Amount ($)		Value ($)

UTILITY (continued)
18,000,000	Texas Competitive Electric Holdings Company, LLC 2017 Term Loan (Extending) (b)(c)	6,076,620

		16,516,892

	Total US Senior Loans (Cost $343,113,307)	331,358,141

Foreign Domiciled Senior Loans (a) - 17.9%

AUSTRALIA - 2.2%
USD
1,921,260	Aristocrat Leisure Limited Initial Term Loan, 4.751%, 10/20/21	1,928,301
7,096,775	FMG Resources (August 2006) (FMG America Finance, Inc.) Loan, 4.250%, 06/30/19 (b)	6,812,905

		8,741,206

CANADA - 4.2%
USD
7,690,438	1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons) Term B-2 Loan, 3.750%, 12/10/21 (b)	7,690,438
1,377,143	Bombardier Recreational Products, Inc. Term B-2 Loan, 3.750%, 01/30/19	1,365,954
2,184,778	Valeant Pharmaceuticals International, Inc. Series D-2 Tranche B Term Loan, 4.250%, 02/13/19	2,129,481
5,198,135	Valeant Pharmaceuticals International, Inc. Series E-1 Tranche B Term Loan, 4.750%, 08/05/20 (b)	5,056,407

		16,242,280

IRELAND - 1.7%
USD
6,650,159	Grifols Worldwide Operations Limited U.S. Tranche B Term Loan, 3.454%, 02/27/21 (b)	6,651,855

LUXEMBOURG - 8.1%
USD
500,000	Altice France S.A. (Numericable-SFR S.A.) USD TLB-5, 4.563%, 07/27/22 (b)	494,125
1,995,000	Altice France S.A. (Numericable-SFR S.A.) USD TLB-6, 4.750%, 01/31/23	1,971,838
7,491,193	Delta 2 (Lux) S.a.r.l (aka Formula One) Facility B3 (USD), 4.751%, 07/30/21 (b)	7,225,481

8	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2016	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

Foreign Domiciled Senior Loans (continued)

LUXEMBOURG (continued)
5,775,489	Endo Luxembourg Finance Company I S.a.r.l. 2015 Incremental Term B Loan, 3.750%, 09/25/22 (b)	5,694,632
8,000,000	Intelsat Jackson Holdings S.A. Tranche B-2 Term Loan, 3.750%, 06/30/19 (b)	7,308,000
1,761,956	Mallinckrodt International Finance S.A. Initial Term B Loan, 3.250%, 03/19/21	1,738,170
1,989,924	SIG Combibloc Holdings S.C.A. (fka Onex Wizard Acquisition Company II S.C.A.) Initial Dollar Term Loan, 3.250%, 03/11/22	1,979,049
319,507	SS&C European Holdings, S.a.r.l Term B-2 Loan, 4.250%, 07/08/22 (b)	319,940
5,099,507	Travelport Finance (Luxembourg) S.a.r.l Term B Loan, 5.000%, 08/15/21 (b)	5,078,802

		31,810,037

MARSHALL ISLANDS - 0.6%
USD
5,188,627	Seadrill Operating LP (Seadrill Partners Finco LLC) Initial Term Loan, 4.000%, 02/21/21 (b)	2,337,476

NETHERLANDS - 1.1%
USD
1,952,100	Amaya Holdings B.V. Initial Term B Loan (First Lien), 5.000%, 08/01/21	1,897,597
2,542,450	Tronox Pigments (Netherlands) B. V. New Term Loan, 4.500%, 03/19/20	2,440,218

		4,337,815

	Total Foreign Domiciled Senior Loans (Cost $72,677,901)	70,120,669

Total Investments - 102.6%		401,478,810

(Cost $415,791,208)
Other Assets & Liabilities, Net - (2.6)%		(10,185,499)

Net Assets - 100.0%		391,293,311

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable interest rate.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. The rate shown represents the weighted average rate at June 30, 2016. Senior loans, while exempt from registration under the Securities Act of 1933 (the
“1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation. Full income is not being accrued, although adequate protection payments are being made in certain cases.

LLC	Limited Liability Company
L.P.	Limited Partnership
Ltd.	Limited
USD	United States Dollars

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Chemicals	0.6%
Energy	0.6%
Financial	0.5%
Food/Tobacco	2.0%
Forest Products/ Containers	0.5%
Gaming/Leisure	1.3%
Healthcare	5.0%
Information Technology	0.1%
Media/Telecommunications	4.3%
Metals/Minerals	1.7%
Service	1.3%

17.9%

See accompanying Notes to Financial Statements.	9

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2016	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $415,791,208)	401,478,810
Cash	101,828,056
Receivable for:
Investments sold	9,520,060
Fund shares sold	1,829,113
Dividends and interest	1,011,200
Prepaid expenses	11,652

Total assets	515,678,891

Liabilities:
Payable for:
Investments purchased	105,888,721
Fund shares redeemed	18,369,813
Audit fees	39,460
Administration fees (Note 4)	23,589
Trustees’ fees (Note 4)	16,016
Investment advisory fees (Note 4)	11,530
Transfer agent fees	3,848
Accrued expenses and other liabilities	32,603

Total liabilities	124,385,580

Net Assets	391,293,311

Composition of Net Assets:
Paid-in capital	416,097,917
Undistributed net investment income	65,257
Accumulated net realized loss on investments	(10,557,465)
Net unrealized depreciation on investments	(14,312,398)

Net Assets	391,293,311

Shares outstanding (unlimited authorization — no par value)	21,300,000
Net asset value, per share (Net assets/shares outstanding)	18.37

10	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended June 30, 2016	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	15,267,004

Total investment income	15,267,004

Expenses:
Investment advisory fees (Note 4)	1,392,925
Administration fees (Note 4)	251,269
Trustees’ fees (Note 4)	51,421
Legal fees	235,380
Printing fees	105,796
Pricing fees	67,284
Audit fees	64,481
Licensing fees	58,777
Custodian fees	47,415
Transfer agent fees	18,709
Registration fees	2,880
Other	68,472

Total operating expenses	2,364,809

Fees and expenses waived by Investment Adviser (Note 4)	(662,390)

Net operating expenses	1,702,419

Net investment income	13,564,585

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(7,208,438)
Net change in unrealized appreciation (depreciation) on investments	(7,209,329)

Net realized and unrealized loss on investments	(14,417,767)

Net decrease in net assets resulting from operations	(853,182)

See accompanying Notes to Financial Statements.	11

STATEMENTS OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Year Ended June 30, 2016 ($)	Year Ended June 30, 2015 ($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	13,564,585	11,292,490
Net realized loss on investments	(7,208,438)	(2,988,929)
Net change in unrealized appreciation (depreciation) on investments	(7,209,329)	(6,782,536)

Net increase (decrease) in net assets resulting from operations	(853,182)	1,521,025

Distributions Declared to Shareholders
From net investment income	(13,499,328)	(11,292,490)
From return of capital	—	(54,483)

Total distributions declared to shareholders	(13,499,328)	(11,346,973)

Share Transactions
Subscriptions	123,447,748	164,095,767
Redemptions	(42,172,777)	(29,265,926)

Net increase from share transactions	81,274,971	134,829,841

Total increase in net assets	66,922,461	125,003,893

Net Assets:
Beginning of year	324,370,850	199,366,957

End of year	391,293,311	324,370,850

Undistributed net investment income	65,257	—

Changes in Shares
Subscriptions	6,700,000	8,400,000
Redemptions	(2,300,000)	(1,500,000)

Net increase	4,400,000	6,900,000

Amounts	designated as “—” are $0.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/16	For the Year Ended 06/30/15		For the Year Ended 06/30/14	For the Period Ended 06/30/13(a)

Net Asset Value, Beginning of Year/Period	$19.19	$19.94		$19.93	$20.00
Income from Investment Operations:
Net investment income(b)	0.81	0.76		0.93	0.73
Net realized and unrealized gain (loss)	(0.82)	(0.75)		0.08	(0.13)

Total from investment operations	(0.01)	0.01		1.01	0.60
Less Distributions Declared to Shareholders:
From net investment income	(0.81)	(0.76)		(0.93)	(0.67)
From net realized gains	—	—		(0.06)	—
From return of capital	—	(0.00	)(h)	(0.01)	—

Total distributions declared to shareholders	(0.81)	(0.76)		(1.00)	(0.67)
Net Asset Value, End of Year/Period	$18.37	$19.19		$19.94	$19.93
Total return(c)	0.02%	0.09%		5.19%	3.04	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year/period (000s)	$391,293	$324,371		$199,367	$89,672
Gross operating expenses	0.77%	0.73%		0.92%	1.62	%(d)
Waiver/reimbursement	(0.22)%	(0.18)%		(0.37)%	(1.07	)%(d)
Net operating expenses(f)	0.55%	0.55%		0.55%	0.55	%(d)
Net investment income	4.39%	3.90%		4.68%	5.60	%(d)
Portfolio turnover rate	51%	9%		35%	38	%(e)

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Annualized.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(g)	Total return is for the period indicated and is not annualized.
(h)	Amount represents less than $0.01 per share.

Amounts	designated as “—” are $0.

See accompanying Notes to Financial Statements.	13

NOTES TO FINANCIAL STATEMENTS

June 30, 2016	Highland/iBoxx Senior Loan ETF

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with six portfolios, each of which is non-diversified. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately, and there was one additional portfolio not registered with the U.S. Securities and Exchange Commission (“SEC”) as of June 30, 2016.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares for the Fund. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotation will be valued pursuant to policies adopted by the Fund’s Board of Trustees. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Fund’s Board of Trustees (the “Board”).

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Fund.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of the end of the reporting period because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes and/or because of information relating to the value of the Fund’s portfolio securities as of the Fund’s reporting period end date that became available prior to the completion of this report that was not available at the time the Fund’s NAV as of its reporting period end date was published.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2016 , the Fund’s investments consisted of senior loans. The fair value of the Fund’s loans is generally based on quotes received from brokers or independent pricing services. Loans with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value of the security at the end of the period. A summary of the levels of inputs used to value the Fund’s assets as of June 30, 2016 is as follows:

	Total Market Value at 06/30/16	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$331,358,141	$—	$331,358,141	$—
Foreign Domiciled Senior Loans*	70,120,669	—	70,120,669	—

Total	$401,478,810	$—	$401,478,810	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

Amounts designated as “—” are $0.

For the year ended June 30, 2016, there were no transfers within the Fund between Level 1, Level 2 or Level 3. At June 30, 2016, and during the year then ended, there were no Level 3 investments.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that it should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2016, there were no permanent differences.

The tax character of distributions paid during the prior two fiscal years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2016	$13,499,328	$—	$—
2015	11,292,490	—	54,483

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2016, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Highland/iBoxx Senior Loan ETF	$(10,251,112)	$(14,618,751)	$65,257	$—

Under the Regulated Investment Company Modernization Act of 2010, Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions as of June 30, 2016 are as follows:

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$6,792,828	$3,458,284	$10,251,112

For Federal income tax purposes, the cost of securities owned at June 30, 2016, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

Unrealized appreciation and depreciation at June 30, 2016, based on cost of investments for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Depreciation	Cost
Highland/iBoxx Senior Loan ETF	$1,004,641	$(15,623,392)	$(14,618,751)	$416,097,561

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of the Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, the Administrator receives a monthly administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund, subject to an annual minimum fee. For the year ended June 30, 2016, the Fund paid $251,269 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2016, and may not be terminated prior to this date without the action or consent of the Board. The Trust, on behalf of the Fund, has contractually agreed to pay the Investment Adviser all amounts previously paid, waived or reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Investment Adviser more than thirty-six (36) months from the date such amounts were paid, waived or reimbursed. The Investment Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Investment Adviser intends to recoup such amounts.

As of June 30, 2016, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were $490,642 expiring in 2017, $526,374 expiring in 2018 and $662,390 expiring in 2019.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers as of the date of this report. Although the Fund believes that Mr. Powell is technically no longer an “interested person” of the Fund, in light of his previous employment with the Investment Adviser and an affiliate of the Investment Adviser, as well as his ongoing provision of consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Fund. Therefore, the Fund intends to treat Mr. Powell as an “interested person” of the Fund for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation). The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser.

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Note 5. Portfolio Information

For the year ended June 30, 2016, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF	$—	$—	$320,546,813	$161,422,979

*	The Fund did not have any purchases or sales of U.S. Government Securities or other short term investments for the year ended June 30, 2016.

Note 6. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 7. Disclosure of Significant Risks and Contingencies

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including senior loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of a Fund.

Debt Securities and Leveraged Loans Risk

The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Such changes may be greater among debt secu-

rities with longer maturities. Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Focused Investment Risk

The Fund’s investments in senior loans arranged through private negotiations between a borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies.

Industry Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and a Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Lender Liability Risk

A number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investments Adviser could be subject to such liability.

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Non-Diversification Risk

Due to the nature of the Fund’s investment strategy and its non-diversified status, it is possible that a material amount of the Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of the Fund’s portfolio in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

On behalf of the several lenders, the agent generally will be required to administer and manage the senior loans and, with respect to collateralized senior loans, to service or monitor the collateral. Financial difficulties of agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Note 8. Credit Agreement

Effective November 2, 2012, the Fund entered into an unsecured credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company to be used for temporary purposes to facilitate portfolio liquidity. The Credit Agreement is shared with other funds advised by the Investment Adviser. Under the Credit Agreement, the maximum borrowing amount is $150,000,000, with interest charged to the Fund at a rate equal to LIBOR plus 1.25% and a commitment fee of 0.25% on the undrawn amount. The Credit Agreement expires in September 2016.

For the year ended June 30, 2016, the Fund did not have any outstanding borrowings.

Note 9. Change of Independent Registered

Public Accounting Firm

The Fund has selected KPMG, LLP (“KPMG”) to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended June 30, 2016. The decision to select KPMG was recommended by the Fund’s Audit Committee and approved by the Board on September 11, 2015. With respect to the Fund’s fiscal years ended June 30, 2014 and June 30, 2015 and through October 8, 2015, neither the Fund, nor anyone on its behalf, consulted with KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

On September 25, 2015, the Fund’s Audit Committee informed PwC that it was dismissed as the Fund’s independent registered public accounting firm. The decision to dismiss PwC was recommended by the Fund’s Audit Committee and approved by the Board. PwC’s reports on the Fund’s financial statements for the fiscal years ended June 30, 2014 and June 30, 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended June 30, 2014 and June 30, 2015 and through September 25, 2015, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Note 10. New Accounting Pronouncements

In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-02 regarding “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. The amendments in this update are effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2015. ASU No. 2015-02 will modify the evaluation of limited partnerships and similar legal entities as variable interest entities (VIEs). This update will eliminate the presumption that a general partner should consolidate a limited partnership. This update also affects the

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2016	Highland/iBoxx Senior Loan ETF

consolidation analysis of reporting entities that are involved with VIEs. The update also provides a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements similar to Rule 2a-7 of the investment Company Act of 1940 for registered money market funds.

In April 2015, FASB issued ASU No. 2015-03 regarding “Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs”. The amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-03 will simplify the presentation of debt issuance costs by requiring that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments.

In May 2015, FASB issued ASU No. 2015-07 regarding “Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance.

At this time management is evaluating the implications of these ASU’s and their impact on the financial statement disclosures has not yet been determined.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

On July 19, 2016, the Credit Agreement was amended to, among other things, decrease the maximum borrowing amount from $150 million to $100 million.

Annual Report	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds I and Shareholders of Highland/iBoxx Senior Loan ETF:

The Board of Trustees and Shareholders

Highland Funds I:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland/iBoxx Senior Loan ETF, a series of Highland Funds I, as of June 30, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statement of changes for the year ended June 30, 2015 and financial highlights for each of the years or periods in the period from November 6, 2012 (commencement of operations) to June 30, 2015, were audited by other auditors whose report thereon, dated August 28, 2015, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Highland/iBoxx Senior Loan ETF as of June 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

August 29, 2016

22	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Tax Information

For shareholders that do not have a June 30, 2016 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2016 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2016, the Fund is designating the following items with regard to distributions paid during the year.

	Ordinary Income Distribution	Total Distributions	Interest Related Dividends*	Short-Term Capital Gain Dividends**
Highland/iBoxx Senior Loan ETF	100.00%	100.00%	79.27%	0.00%

*	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution exempt from U.S. withholding tax when paid to foreign investors.
**	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the bid and the ask on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts for the Fund is available on the Fund’s website at www.highlandfunds.com

The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the

Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund

Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2016 through June 30, 2016, unless

Annual Report	23

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/16	Ending Account Value 06/30/16	Annualized Expense Ratios	Expenses Paid During Period*	Actual Returns for Period
Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,040.70	0.55%	$2.79	4.07%
Hypothetical	$1,000.00	$1,022.13	0.55%	$2.77	2.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 182/366 (to reflect the one-half year period).

24	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Trustees and Officers

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and birthdates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	22	None	Significant experience on this board of trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	22	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/ trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	25

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	22	Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	22	Director of Turtle Bay Holdings, LLC	Significant
experience in the
financial industry;
significant
managerial and
executive
experience,
including
experience as
president, chief
executive officer or
chief restructuring
officer of five
telecommunication
firms; experience
on another board
of directors..

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015;

Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015. President of Impact Shares Corporation from January 1, 2016 to present.

				22	None	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

J. Bradley Ross (5/13/1959)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since December 2015	Principal Executive Officer of Highland Funds I and Highland Funds II since December 2015; President of HCFD since February 2014; President of HCMFA since June 2012; Member of the Sales Force Marketing Committee of the Investment Company Institute since 2003; Executive Vice President and National Sales Director of Ivy Funds from 2003 until June 2012.

Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015.	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of HFII since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015.	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012.	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2016	Highland/iBoxx Senior Loan ETF

Trustees and Officers

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Distressed Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Investment Adviser until his resignation in November 2014. As of December 31, 2015, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $2.4 million from another affiliate of the Investment Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Investment Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Investment Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Mr. Powell currently receives hourly fees from the Investment Adviser to perform consulting services for the Investment Adviser relating to matters on which he worked during his tenure at the Investment Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and his ongoing provision of consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust intends to treat Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

30	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.

Annual Report	31

200 Clarendon Street, 16th Floor

Boston, MA 02116

Highland/iBoxx Senior Loan ETF Annual Report, June 30, 2016

www.highlandfunds.com HFI-SNLN-AR-0616

Item 2. Code of Ethics.

(a)	Highland Funds I (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee (the “Audit Committee”) of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended June 30, 2015, PricewaterhouseCoopers LLP was the Registrant’s independent registered public accounting firm. For the fiscal year ended June 30, 2016, KPMG LLP was the Registrant’s independent registered public accounting firm.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $386,700 for the fiscal year ended June 30, 2015 and $419,200 for the fiscal year ended June 30, 2016.

1

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $84,000 for the fiscal year ended June 30, 2015 and $27,500 for the fiscal year ended June 30, 2016. Such services related to semi-annual and valuation work.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $73,225 for the fiscal year ended June 30, 2015 and $49,500 for the fiscal year ended June 30, 2016. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2015 and $0 for the fiscal year ended June 30, 2016.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%
(c)	100%

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(d)	100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $436,000 for the fiscal year ended June 30, 2015 and $305,000 for the fiscal year ended June 30, 2016.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: September 1, 2016

By (Signature and Title):	/s/ Brian Mitts

Brian Mitts
Secretary, Principal Financial Officer and Principal Accounting Officer

Date: September 1, 2016